UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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Kaiser Aluminum Corporation
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Kaiser Aluminum Corporation
27422 Portola Parkway, Suite 200
Foothill Ranch, CA 92610-2831

April 26, 2013

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Kaiser Aluminum Corporation to be held at the company's corporate office, located at 27422 Portola Parkway, Suite 200, Foothill Ranch, California 92610 on Tuesday, June 4, 2013, at 9:00 a.m., local time.

During the Annual Meeting, stockholders will consider and vote upon (i) the election of three members to the board of directors, (ii) the approval, on a non-binding, advisory basis, of the compensation of our named executive officers, and (iii) the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm. The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe fully the formal business to be transacted at the Annual Meeting.

While the company does not expect to make a separate presentation, certain directors and officers will be present at the Annual Meeting and will be available to respond to any questions you may have.

Whether or not you plan to attend the Annual Meeting, we urge you to review carefully the accompanying material and to vote by proxy without delay. To do so, please submit your voting instructions over the Internet or by telephone as indicated on the enclosed proxy card or by completing, signing and dating the enclosed proxy card and returning it by mail in the accompanying envelope. If you attend the Annual Meeting, you may vote in person even if you have previously submitted your voting instructions over the Internet, by telephone or by mail.

Sincerely,

Jack A. Hockema
President, Chief Executive Officer and
Chairman of the Board

Kaiser Aluminum Corporation
27422 Portola Parkway, Suite 200
Foothill Ranch, CA 92610-2831

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 4, 2013

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Kaiser Aluminum Corporation will be held at the company's corporate office, located at 27422 Portola Parkway, Suite 200, Foothill Ranch, California 92610 on Tuesday, June 4, 2013, at 9:00 a.m., local time, for the following purposes:

(1)	To elect three members to our board of directors for three-year terms to expire at our 2016 annual meeting of stockholders;

(2)	To approve, on a non-binding, advisory basis, the compensation of our named executives officers as disclosed in this Proxy Statement;

(3)	To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2013; and

(4)	To consider such other business as may properly come before the Annual Meeting or any adjournments thereof.

Information concerning the matters to be acted upon at the Annual Meeting is set forth in the accompanying Proxy Statement.

The close of business on April 12, 2013 has been fixed as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

We urge stockholders to vote by proxy by submitting voting instructions over the Internet or by telephone as indicated on the enclosed proxy card or by completing, signing and dating the enclosed proxy card and returning it by mail in the accompanying envelope, which does not require postage if mailed in the United States.

By Order of the Board of Directors

John M. Donnan
Executive Vice President - Legal,
Compliance and Human Resources

April 26, 2013
Foothill Ranch, California

Kaiser Aluminum Corporation
27422 Portola Parkway, Suite 200
Foothill Ranch, CA 92610-2831

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 4, 2013
_________________________________________________
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 4, 2013: The Proxy Statement and our Annual Report to Stockholders are available at www.envisionreports.com/kalu.

GENERAL QUESTIONS AND ANSWERS

Q:	When is the Proxy Statement being sent to stockholders and what is its purpose?

A:	This Proxy Statement is first being sent to our stockholders on or about May 6, 2013 at the direction of our board of directors in order to solicit proxies for our use at the Annual Meeting.

Q:	When is the Annual Meeting and where will it be held?

A:	The Annual Meeting will be held on Tuesday, June 4, 2013, at 9:00 a.m., local time, at our corporate office, located at 27422 Portola Parkway, Suite 200, Foothill Ranch, California 92610.

Q:	Who may attend the Annual Meeting?

A:	All of our stockholders may attend the Annual Meeting.

Q:	Who is entitled to vote?

A:	Stockholders as of the close of business on April 12, 2013 are entitled to vote at the Annual Meeting. Each share of our common stock is entitled to one vote.

Q:	On what am I voting?

A:	You will be voting on:

•	The election of three members to our board of directors to serve until our 2016 annual meeting of stockholders;

•	The approval, on a non-binding, advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement;

•	The ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2013; and

•	Such other business as may properly come before the Annual Meeting or any adjournments.

Q:	How does the board of directors recommend that I vote?

A:	The board of directors recommends that you vote your shares:

•	“FOR ALL” the director nominees identified in “Proposals Requiring Your Vote - Proposal for Election of Directors” below;

•	“FOR” the approval of the compensation of our named executive officers as disclosed in this Proxy Statement; and

•	“FOR” the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2013.

Q:	How can I vote?

A:	You can vote in person at the Annual Meeting or you can vote prior to the Annual Meeting by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy without delay.

Q:	How do I vote by proxy?

A:	If you choose to vote your shares by proxy, you have the following options:

•
Over the Internet: You can vote over the Internet at the website shown on your proxy card. Internet voting will be available 24 hours a day, seven days a week, until 11:59 p.m., Eastern Time, on Monday June 3, 2013.

•
By telephone: You can vote by telephone by calling the toll-free number shown on your proxy card. Telephone voting will be available 24 hours a day, seven days a week, until 11:59 p.m., Eastern Time, on Monday, June 3, 2013.

•	By mail: You can vote by mail by completing, signing and dating your proxy card and returning it in the enclosed prepaid envelope.

Q:	I want to attend the Annual Meeting and vote in person. How do I obtain directions to the Annual Meeting?

A:	You may obtain directions to the Annual Meeting by calling us at (949) 614-1740.

Q:	What constitutes a quorum?

A:
As of April 12, 2013, the record date, 19,002,504 shares of our common stock were issued and outstanding. A majority of these shares present or represented by proxy will constitute a quorum for the transaction of business at the Annual Meeting. If you properly vote by proxy by submitting your voting instructions over the Internet, by telephone or by mail, then your shares will be counted as part of the quorum. Abstentions or votes that are withheld on any matter will be counted towards a quorum but will be excluded from the vote relating to the particular matter under consideration. Broker non-votes are counted towards a quorum but are excluded from the vote with respect to the matters for which they are applicable. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner. Among our proposals, brokers will have discretionary voting power only with respect to the proposal to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2013.

Q:	What are the voting requirements for the proposals?

A:	There are different voting requirements for the proposals.

•
Directors will be elected by a plurality vote of all votes cast for the election of directors at the Annual Meeting. Accordingly, the three nominees receiving the highest number of votes will be elected. If you withhold authority to vote for any particular director nominee, your shares will not be counted in the vote for that nominee and will have no effect on the outcome of the vote.

•
The approval of the holders of a majority of the total number of outstanding shares of our common stock present in person or represented by proxy at the Annual Meeting and actually voted on the proposal is necessary (1) to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement, and (2) to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2013. If you abstain from voting on the proposal to approve the compensation of our named executive officers as disclosed in this Proxy Statement, the proposal to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2013, or both proposals, your shares will not be counted in the vote for such proposal(s) and will have no effect on the outcome of the vote.

Q:	If my shares are held in “street name” by my broker, will my broker vote my shares for me?

A:
As discussed above, among our proposals, brokers will have discretionary voting power only with respect to the proposal to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2013. To be sure your shares are voted, you should instruct your broker to vote your shares using the instructions provided by your broker.

Q:	What will happen if the compensation of the company's named executive officers is not approved by the stockholders?

A:
Because this is an advisory vote, our board of directors and compensation committee will not be bound by the approval of, or the failure to approve, the executive compensation of our named executive officers as disclosed in this Proxy Statement. The board of directors and the compensation committee, however, value the opinions that our stockholders express in their votes and will consider the outcome of the vote when determining future executive compensation programs.

Q:	What will happen if the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2013 is not ratified by stockholders?

A:
Pursuant to the audit committee charter, the audit committee of our board of directors has sole authority to appoint our independent registered public accounting firm, and the audit committee will not be bound by the ratification of, or failure to ratify, the selection of Deloitte & Touche LLP. The audit committee will, however, consider any failure to ratify the selection of Deloitte & Touche LLP in connection with the appointment of our independent registered public accounting firm the following year.

Q:	Can I change my vote after I give my proxy?

A:	Yes. If you vote by proxy, you can revoke that proxy at any time before voting takes place at the Annual Meeting. You may revoke your proxy by:

•voting again over the Internet or by telephone no later than 11:59 p.m., Eastern Time, on Monday, June 3, 2013;

•submitting a properly signed proxy card with a later date;

•delivering, no later than 5:00 p.m., Eastern Time, on Monday, June 3, 2013, written notice of revocation to our
Secretary, c/o Computershare, P.O. Box 43126, Providence, Rhode Island 02940-5138; or

•	attending the Annual Meeting and voting in person.

Your attendance alone will not revoke your proxy. To change your vote, you must also vote in person at the Annual Meeting. If you instruct a broker to vote your shares, you must follow your broker's directions for changing those instructions.

Q:	What does it mean if I receive more than one proxy card?

A:	If you receive more than one proxy card, it is because your shares are held in more than one account. You must vote each proxy card to ensure that all of your shares are voted at the Annual Meeting.

Q:	Who will count the votes?

A:	Representatives of Computershare, our transfer agent, will tabulate the votes and act as inspectors of election.

Q:	How much will this proxy solicitation cost?

A:
We have hired MacKenzie Partners, Inc. to assist us in the distribution of proxy materials and solicitation of votes at a cost not to exceed $4,500, plus out-of-pocket expenses. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the owners of our common stock. Our officers and regular employees may also solicit proxies, but they will not be specifically compensated for these services. In addition to the use of the mail, proxies may be solicited personally or by telephone by our employees or by MacKenzie Partners.

PROPOSALS REQUIRING YOUR VOTE

Proposal for Election of Directors

General

Our board of directors currently has 10 members, consisting of our President and Chief Executive Officer and nine independent directors. Our current directors are:

Carolyn Bartholomew	William F. Murdy

David Foster	Alfred E. Osborne, Jr., Ph.D.

Jack A. Hockema	Jack Quinn

Teresa A. Hopp	Thomas M. Van Leeuwen

Lauralee E. Martin	Brett E. Wilcox

Mr. Hockema, our President and Chief Executive Officer, serves as our Chairman of the Board, and Dr. Osborne serves as our Lead Independent Director.

Our certificate of incorporation and bylaws provide for a classified board of directors consisting of three classes. The term of the Class I directors expires at this year's annual meeting of stockholders; the term of the Class II directors will expire at the 2014 annual meeting of stockholders; and the term of the Class III directors will expire at the 2015 annual meeting of stockholders.

The nominating and corporate governance committee of our board of directors has recommended, and our board of directors has approved, the nomination of the three nominees listed below. The nominees have indicated their willingness to serve as members of the board of directors if elected; however, in case any nominee becomes unavailable for election to the board of directors for any reason not presently known or contemplated, the proxy holders have discretionary authority to vote proxies for a substitute nominee. Proxies cannot be voted for more than three nominees.

The board of directors recommends a vote “FOR” each of the persons nominated by the board of directors.

Nominees for Class I Directors

Set forth below is information about the Class I director nominees, including their ages, present principal occupations, other business experiences, directorships in other public companies, membership on committees of our board of directors, and reasons why each individual nominee's specific experience, qualifications, attributes or skills led the nominating and corporate governance committee to recommend and our board of directors to conclude that the nominee should serve as a director of the company.

Alfred E. Osborne, Jr., Ph.D., 68, has served as a director of Kaiser since July 2006. Dr. Osborne has been the Senior Associate Dean at the UCLA Anderson School of Management since July 2003 and a Professor of Global Economics and Management since July 2008. Dr. Osborne was an Associate Professor of Global Economics and Management from July 1978 to June 2008. From July 1987 to June 2003, Dr. Osborne served as the Director of the Harold and Pauline Price Center for Entrepreneurial Studies at the UCLA Anderson School of Management. Dr. Osborne has served on the board of directors of Heckmann Corporation, an environmental services company, since August 2007, of First Pacific Advisor's New Income Fund, Capital Fund and Crescent Fund since December 1999, and of Wedbush, Inc., a financial services and investment firm, since January 1998. Dr. Osborne also served on the board of directors of EMAK Worldwide, Inc. from December 2000 to June 2008, of K2, Inc. from February 1999 to August 2007 and of Nordstrom, Inc. from August 1987 to May 2006. He holds a Doctorate degree in Business Economics, a Master's degree in Business Administration, a Master of Arts degree in Economics and a Bachelor's degree in Electrical Engineering from Stanford University. Dr. Osborne serves on the audit and nominating and corporate governance committees of our board of directors and is our Lead Independent Director. Dr. Osborne has served on many boards and board committees of public companies and investment funds over a more than 20-year period. During that time, Dr. Osborne worked extensively on the development of board and director best practices, as well as director training and governance programs sponsored by the UCLA Anderson School of Management. Dr. Osborne was one of the original directors selected by a search committee consisting of our creditors (referred to herein as the “search committee”) to serve as an initial director of our company upon our emergence from chapter 11 bankruptcy in 2006 and was selected because of his public company experience and governance background. During his service on our board of directors, Dr. Osborne has gained an understanding of our company and the environment in which we operate. Dr. Osborne's experience as a director of public companies, as a member of various board committees of public companies, and as an educator in the fields of business management and corporate governance allow him to draw on his experience and offer guidance to our board of directors and management on issues that affect our company, including governance and board best practices.

Jack Quinn, 62, has served as a director of Kaiser since July 2006. Mr. Quinn has been the president of Erie Community College in Buffalo, New York since April 2008. Mr. Quinn was the President of Cassidy & Associates, a government relations firm which assists clients promoting policy and appropriations objectives in Washington, D.C. with a focus on transportation, aviation, railroad, highway, infrastructure, corporate and industry clients, from January 2005 to March 2008. From January 1993 to January 2005, Mr. Quinn served as a United States Congressman for the state of New York. While in Congress, Mr. Quinn was Chairman of the Transportation and Infrastructure Subcommittee on Railroads. He was also a senior member of the Transportation Subcommittees on Aviation, Highways and Mass Transit. In addition, Mr. Quinn was Chairman of the Executive Committee in the Congressional Steel Caucus. Prior to his election to Congress, Mr. Quinn served as supervisor of the town of Hamburg, New York. Mr. Quinn has served as a trustee of the AFL-CIO Housing Investment Trust since 2005. Mr. Quinn received a Bachelor's degree from Siena College in Loudonville, New York, and a Master's degree from the State University of New York, Buffalo. Mr. Quinn serves on the compensation and nominating and corporate governance committees of our board of directors. Mr. Quinn was selected by the search committee to serve as an initial director of our company upon our emergence from chapter 11 bankruptcy in 2006 because of his background and experience in Washington, D.C. Mr. Quinn was designated by the United Steel, Paper and Foresting, Rubber, Manufacturing, Energy, Allied Industrial and Service Workers International Union, AFL-CIO, CLC (referred to herein as the “USW”) as a director candidate in connection with the search process, and pursuant to the terms of the Director Designation Agreement described below, Mr. Quinn was designated by the USW as a director candidate in connection with our 2007 and 2010 annual meetings of stockholders and again in 2013 in connection with the upcoming Annual Meeting. During his service on our board of directors, Mr. Quinn has gained an understanding of our company and the environment in which we operate. Mr. Quinn's experience in Washington, D.C., including as a U.S. Congressman, and his working relationship with the USW allow him to offer guidance and insight to our board of directors and management regarding government relations, policy and appropriations for defense and other government funded programs that utilize our products and labor relations.

Thomas M. Van Leeuwen, 56, has served as a director of Kaiser since July 2006. Mr. Van Leeuwen served as a Director - Senior Equity Research Analyst for Deutsche Bank Securities Inc. from March 2001 until his retirement in May 2002. Prior to that, Mr. Van Leeuwen served as a Director - Senior Equity Research Analyst for Credit Suisse First Boston from May 1993 to November 2000. Prior to that time, Mr. Van Leeuwen was First Vice President of Equity Research with Lehman Brothers, and Mr. Van Leeuwen held the positions of research analyst with Sanford C. Bernstein & Co., Inc. and systems analyst with The Procter & Gamble Company. Mr. Van Leeuwen holds a Master's degree in Business Administration from the Harvard Business School and a Bachelor of Science degree in Operations Research and Industrial Engineering from Cornell University. Mr. Van Leeuwen is also a Chartered Financial Analyst. Mr. Van Leeuwen serves on the audit, compensation and nominating and corporate governance committees of our board of directors. Mr. Van Leeuwen was selected by the search committee to serve as an initial director of our company upon our emergence from chapter 11 bankruptcy in 2006 because of his experience working with investment banks, including as an analyst in the aluminum industry. Mr. Van Leeuwen's experience as an equity research analyst and service as a director of our company since 2006 allow him to provide guidance and insight to our board of directors and management with respect to financial analyses of our company, whether generated internally or externally, as well as other financial issues, and with respect to the investment community's understanding of our company.

Continuing Directors

Set forth below is information about our continuing directors, including their ages, present principal occupations, other business experiences, directorships in other public companies, membership on committees of our board of directors, and reasons why each individual director's specific experience, qualifications, attributes or skills led our board of directors to conclude that the director should serve on our board of directors.

Class II Directors

Carolyn Bartholomew, 55, has served as a director of Kaiser since June 2007. Ms. Bartholomew has served as Commissioner of the U.S.-China Economic and Security Review Commission since April 2003. She also served as its Vice Chairman from January 2006 to December 2006, January 2008 to December 2008 and January 2010 to December 2010 and its

Chairman from January 2007 to December 2007 and January 2009 to December 2009. In addition, since October 2012, Ms. Bartholomew has also served as Vice President - Development and Corporate Initiatives of the Blue Green Alliance, a partnership between labor unions and environmental organizations formed to increase support for building a more efficient and more competitive sustainable American clean economy. In such role, she develops strategies for funding and initiatives to create and strengthen relationships between business and the labor and environmental communities on issues of shared interest. She is also a Visiting Professor at Antioch University New England. Since 2008, Ms. Bartholomew has consulted for other non-profit organizations, including the Education Development Center, where she has worked on the development of strategy and policy issues. She was the Executive Director of the Basic Education Coalition, a non-profit organization that works to raise public and private support for basic education for children in the United States and abroad, from July 2004 to August 2008. From August 1987 to April 2003, Ms. Bartholomew served as Legislative Director, District Director and Chief of Staff to Congresswoman Nancy Pelosi. Ms. Bartholomew graduated cum laude with a Bachelor of Arts degree in anthropology from the University of Minnesota. She also holds a Master of Arts degree in anthropology from Duke University and a Juris Doctorate from Georgetown University. Ms. Bartholomew serves on the audit and nominating and corporate governance committees of our board of directors. Pursuant to the terms of the Director Designation Agreement, Ms. Bartholomew was designated by the USW to fill a vacancy on our board of directors in 2007, and Ms. Bartholomew was designated by the USW as a director candidate in connection with our 2008 and 2011 annual meetings of stockholders. Ms. Bartholomew's experience in Washington, D.C., and with the U.S.-China Economic and Security Review Commission and the Blue Green Alliance, allow her to provide guidance and insight to our board of directors and management regarding government relations, policy and appropriations for defense and other government funded programs that utilize our products, and our efforts to expand into Chinese markets and effectively compete with Chinese manufacturers, as well as environmental, regulatory and labor initiatives potentially impacting U.S.-based manufacturers.

Jack A. Hockema, our President and Chief Executive Officer, serves as Chairman of the Board and serves on the executive committee of our board of directors. For information as to Mr. Hockema, see “Executive Officers” below. Mr. Hockema's substantial experience with our company and in the metals industry allows him to provide a unique perspective to our board of directors regarding our business and strategic direction for our company.

Lauralee E. Martin, 62, has served as a director of Kaiser since September 2010. Ms. Martin has served as Chief Executive Officer, Americas of Jones Lang LaSalle, a global real estate services firm, since January 2013. Prior to being appointed Chief Executive Officer, Americas, Ms. Martin served as Chief Operating and Financial Officer of Jones Lang LaSalle from October 2005 to December 2012 and Executive Vice President and Chief Financial Officer from January 2002 to October 2005. She served as Executive Vice President and Chief Financial Officer of Heller Financial, Inc., a commercial finance company with international operations, from May 1996 to November 2001. Ms. Martin had previously held the positions of Senior Group President, responsible for Heller Financial's Real Estate, Equipment Financing, and Small Business Lending groups, and President of its Real Estate group. Prior to joining Heller Financial in 1986, Ms. Martin held certain senior management positions with General Electric Credit Corporation. Ms. Martin is a member of the board of directors and the Global Executive Committee of Jones Lang LaSalle and chairs its Global Operating Committee. She is also a member of the board of directors and the audit committee of HCP, Inc., a real estate investment trust focusing on properties serving the healthcare industry. She was a member of the board of directors of each of Key Corp, a bank holding company, from December 2003 to November 2010, Gables Residential Trust, a real estate investment trust, from 1994 to 2005 and Heller Financial from May 1991 to July 1998. She received a Bachelor's degree from Oregon State University and holds a Master's degree in Business Administration from the University of Connecticut. Ms. Martin serves on the audit and compensation committees of our board of directors. Having served as both the chief financial officer and the head of the real estate lending group at Heller Financial and having served as the chief operating and financial officer for Jones Lang LaSalle for more than six and 11 years, respectively, as well as now being the Chief Executive Officer, Americas of Jones Lang LaSalle, Ms. Martin has significant experience in all aspects of corporate financial and operational matters, including the oversight of complex financial, accounting and corporate infrastructure functions. Her service as a member of the boards of directors of two real estate investment trusts and a major bank holding company have reinforced those qualifications and also have deepened her expertise in corporate governance and matters relating to the Sarbanes-Oxley Act of 2002. Ms. Martin also has a deep foundation in evaluating acquisition opportunities, managing banking relationships and investor relations. Ms. Martin's experience and background, qualification as an audit committee financial expert, and understanding of our company's financial statements allow her to provide guidance and insight to our board of directors and management regarding business, strategic, accounting and financial issues.

Brett E. Wilcox, 59, has served as a director of Kaiser since July 2006. Mr. Wilcox has been an active investor in, on the board of directors of, or an executive consultant for, a number of metals and energy companies since 2005. From June 2005 to December 2011, Mr. Wilcox served as Chief Executive Officer of Summit Power Alternative Resources where he managed the development of wind generation and new energy technologies. From 1986 to 2005, Mr. Wilcox served as Chief Executive Officer of Golden Northwest Aluminum Company and its predecessors. Golden Northwest Aluminum Company and certain of its subsidiaries filed for bankruptcy in December 2003, while Mr. Wilcox served as its Chief Executive Officer. Mr. Wilcox has also served as: Executive Director of Direct Services Industries, Inc., a trade association of large aluminum and other energy-intensive companies; an attorney with Preston, Ellis & Gates in Seattle, Washington; Vice Chairman of the Oregon Progress Board; Chairman of the Oregon Economic and Community Development Commission; a member of the Oregon Governor's Comprehensive Review of the Northwest Regional Power System; and a member of the Oregon Governor's Task Forces on structure and efficiency of state government, employee benefits and compensation, and government performance and accountability. Mr. Wilcox received a Bachelor's degree from the Woodrow Wilson School of Public and International Affairs at Princeton University and a Juris Doctorate from Stanford Law School. Mr. Wilcox serves on the executive, audit and compensation committees of our board of directors. Mr. Wilcox was selected by the search committee to serve as an initial director of our company upon our emergence from chapter 11 bankruptcy in 2006 because of his business and financial background and experience, including his experience as the Chief Executive Officer of Golden Northwest Aluminum Company and its predecessors, his experience working successfully with the USW and his experience in the power industries, and because of his qualification as an audit committee financial expert. Mr. Wilcox was designated by the USW as a director candidate in connection with the search process, and, pursuant to the terms of the Director Designation Agreement, Mr. Wilcox was designated by the USW as a director candidate in connection with our 2008 and 2011 annual meetings of stockholders. Mr. Wilcox's experience as a chief executive officer, his financial expertise and his working relationship with the USW allow him to offer guidance and insight to our board of directors and management on business, finance, strategic and labor issues.

Class III Directors

David Foster, 65, has served as a director of Kaiser since June 2009. Mr. Foster has been the executive director of Blue Green Alliance, a strategic national partnership between labor unions and environmental organizations to expand the job-creating potential of the green economy and improve the rights of workers at home and around the world, since June 2006. Prior to joining Blue Green Alliance, he was a director of the USW for District #11 from March 1990 to February 2006. Mr. Foster has been an adjunct faculty member of the University of Minnesota since January 2003. Mr. Foster has also been a member of the board of directors of Evraz North America, d/b/a Oregon Steel Manufacturing, a subsidiary of Evraz, a global steel company, since June 2006. Mr. Foster holds a Bachelor of Arts degree in English from Reed College. Mr. Foster serves on the audit and the nominating and corporate governance committees of our board of directors. Pursuant to the terms of the Director Designation Agreement, Mr. Foster was designated by the USW as a director candidate in connection with our 2009 and 2012 annual meetings of stockholders. However, his experience with our company exceeds 16 years and includes his role as the primary USW negotiator of our master labor agreement with the USW. Mr. Foster was also extensively involved in our chapter 11 bankruptcy representing the USW and hourly employees in negotiations with our creditors through our emergence in 2006. Mr. Foster's extensive labor experience representing the USW and, more recently, his experience with the Blue Green Alliance allow him to provide guidance and insight to our board and management regarding labor relations, including with the USW, relations with our hourly workforce, the impact of environmental and regulatory initiatives on US based manufacturers and sustainability.

Teresa A. Hopp, 53, has served as a director of Kaiser and chair of the audit committee since July 2006. Prior to Ms. Hopp's retirement, she was the Chief Financial Officer for Western Digital Corporation, a hard disk drive manufacturer, from January 2000 to October 2001 and its Vice President, Finance from September 1998 to December 1999. Prior to her employment with Western Digital Corporation, Ms. Hopp was with Ernst & Young LLP from 1981 where she served as an audit partner for four years. During her tenure at Ernst & Young LLP, she managed audit department resource planning and scheduling and served as internal education director and information systems audit and security director. Ms. Hopp also served on the board of directors of On Assignment, Inc. from June 2003 to December 2007 and as its audit committee chair. She graduated summa cum laude from California State University, Fullerton, with a Bachelor's degree in Business Administration. Ms. Hopp serves on the executive and audit committees of our board of directors. Ms. Hopp was selected by the search committee to serve as an initial director of our company upon our emergence from chapter 11 bankruptcy in 2006 because of her accounting and finance experience and background, including her prior experience with Ernst & Young, and because of her prior experience as a board member and audit committee chair. Ms. Hopp's experience and background, qualification as an audit committee financial expert, experience as a director of our company and chair of the audit committee of our board of directors since 2006, and understanding of our company's financial statements allow her to provide guidance and insight to our board of directors and management regarding accounting and financial issues.

William F. Murdy, 71, has served as a director of Kaiser and chair of the compensation committee since July 2006. Mr. Murdy has been the Chairman of Comfort Systems USA, a commercial heating, ventilation and air conditioning construction and service company, since June 2000 and served as its Chief Executive Officer from June 2000 to December 2011. Mr. Murdy previously served as President and Chief Executive Officer of Club Quarters, and Chairman, President and Chief Executive Officer of Landcare USA, Inc. Mr. Murdy has also served as President and Chief Executive Officer of General Investment & Development, and as President and Managing General Partner with Morgan Stanley Venture Capital, Inc. He previously served as Senior Vice President and Chief Operating Officer of Pacific Resources, Inc. Mr. Murdy has served on the board of directors of Comfort Systems USA since 2000 and UIL Holdings Corp., a diversified energy delivery company, since 2003. He holds a Bachelor of Science degree in Engineering from the U.S. Military Academy, West Point, and a Master's degree in Business Administration from the Harvard Business School. Mr. Murdy serves on the compensation and nominating and corporate governance committees of our board of directors. Mr. Murdy was selected by the search committee to serve as an initial director of our company upon our emergence from chapter 11 bankruptcy in 2006 because of his business experience and background, including his experience as a chief executive officer, board member and compensation committee member. Mr. Murdy's background and experience, including his experience as a director of our company and chair of the compensation committee of our board of directors since 2006, and his understanding of our compensation programs and their history allow him to provide guidance and insight to our board of directors and management on financial, strategic and compensation issues.

Proposal for Advisory Vote on Executive Compensation

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, and Section 14A of the Securities Exchange Act of 1934, we are asking stockholders to vote on a non-binding, advisory resolution regarding executive compensation. Our board of directors has adopted a policy to hold annual advisory votes on executive compensation until the next advisory vote on the frequency of stockholder votes on executive compensation at the 2017 annual meeting of stockholders, or until our board of directors determines to hold such advisory vote at a different frequency. The vote is not intended to address any specific component of our executive compensation program, but rather the overall compensation of our named executive officers as described in this Proxy Statement. The text of the resolution is as follows:

RESOLVED, that the compensation paid to the named executive officers of Kaiser Aluminum Corporation, as described in the proxy statement for the company's 2013 annual meeting of stockholders pursuant to Item 402 of SEC Regulation S-K (which disclosure includes the “Executive Compensation - Compensation Discussion and Analysis” section and the Summary Compensation Table and other compensation tables and related narrative discussion within the “Executive Compensation” section), is hereby APPROVED.
As described in further detail in the “Executive Compensation - Compensation Discussion and Analysis” section of this Proxy Statement, or CD&A, our compensation structure was developed and designed to:

•	align the interest of our named executive officers and stockholders by tying a significant portion of compensation to enhancing stockholder return;

•	attract, motivate and retain highly experienced executives vital to our short-term and long-term success, profitability and growth;

•	deliver a mix of fixed and at-risk compensation with the portion of compensation at risk increasing with seniority; and

•	tie our executive compensation to our ability to pay and safety performance.

The compensation of our named executive officers is targeted at the 50th to 65th percentile of our compensation peer group and consists primarily of the following components:

•
a base salary targeted at the 50th percentile of our compensation peer group (1) compensating each named executive officer based on the level of responsibility, individual expertise and prior experience and (2) providing a fixed amount of cash compensation upon which our named executive officers can rely;

•
a short-term annual cash incentive targeted at the 50th percentile of our compensation peer group (1) payable only if our company achieves a threshold performance level measured by economic value added, or EVA, measured by the adjusted pre-tax operating income, or PTOI, of our core Fabricated Products business, including corporate expenses, less a capital charge calculated as a percentage of our adjusted net assets, as more fully described below, and (2) adjusted based on our safety performance using our total case incident rate, or TCIR, and individual performance; and

•
an equity-based, long-term incentive targeted at between the 50th and 65th percentile of our compensation peer group and designed to align compensation with the interests of our stockholders and to enhance retention of our named executive officers consisting of (1) restricted stock with three-year cliff vesting and (2) performance shares that vest, if at all, based on the average annual EVA (which is also measured by the adjusted PTOI of our Fabricated Products business, including corporate expenses, less a capital charge calculated as a percentage of our adjusted net assets, as more fully described below) achieved during a three-year performance period.

We no longer maintain a defined benefit pension plan or retiree medical program that covers members of senior management. Retirement benefits to our senior management, including our named executive officers, are provided through a defined contribution retirement program consisting of a 401(k) plan (which we refer to as our Savings Plan) and a nonqualified and unsecured deferred compensation plan intended to restore benefits that would be payable to designated participants but for the limitations on benefit accruals and payments imposed by the Internal Revenue Code of 1986 (which we refer to as our Restoration Plan).

We do not view perquisites as a significant element of our compensation structure and our use of perquisites as an element of compensation is very limited and largely based on business-related needs.

For 2012, approximately 75% of our chief executive officer's target total compensation, and approximately 67% to 81% of the target total compensation of our other named executive officers, consisted of at-risk compensation, which we define as compensation that either (1) will be realized, if at all, only if certain financial performance levels are achieved as in the case of our annual short-term incentive and the portion of our long-term incentive consisting of performance shares or (2) is substantially impacted by the overall performance of the company as in the case of the portion of our long-term incentive compensation consisting of restricted stock.

As previously noted, we use EVA measured by the adjusted PTOI of our Fabricated Products business, including corporate expenses, less a capital charge calculated as a percentage of our adjusted net assets and TCIR as the performance measures to determine our annual short-term incentive. We also use adjusted PTOI of our Fabricated Products business to determine the number of performance shares, if any, vesting at the end of the three-year performance period under our long-term incentive compensation program. The capital charges used are 7.5% and 10.0% of our adjusted net assets, respectively. In each case, adjusted PTOI must equal or exceed the capital charge before any portion of the target incentives is earned.

EVA used for purposes of our annual short-term incentive and the determination of the number of performance shares, if any, vesting under our long-term incentive compensation program is the same with the exception of (1) the use of a higher capital charge in connection with the long-term incentive to reflect the higher threshold level of performance we believe should be required after considering the use of time-based restricted shares and (2) the use of the average annual performance over a three-year performance period in connection with the long-term incentive. In addition, our long-term incentive does not include safety or individual modifiers. We use PTOI to help us measure the return on net assets employed in our business, and we believe this structure is an appropriate measure of the creation of short- and long-term shareholder value to use in our incentive programs.

TCIR is the average number of work-related injuries incurred by 100 workers during a one-year period and is used to measure our safety performance. Workplace safety is important to us; thus, we believe it is appropriate to include safety as a measure of our corporate performance and as an element of our compensation program.

Our compensation structure is supported by our corporate governance practices, which further align the interests of senior management and our stockholders by the use of:

•
stock ownership guidelines that require our chief executive officer to own company stock equal in value to at least six times his annual base salary and each of the direct reports to the chief executive officer, including each of the other named executed officers and other members of senior management, to hold company stock equal in value to at least three times their annual base salary;

•
three-year vesting and performance periods for our restricted stock and performance shares granted to our named executive officers and other members of senior management, to ensure that three years of unvested grants are outstanding at any time, which increases retention and encourages decisions that create long-term value;

•
compensation recovery, or “clawback,” provisions that can result in the loss of (i) equity-based awards and resulting benefits and (ii) any cash award received under our short-term cash incentive plan, if we determine that a recipient, including any of the named executive officers, has engaged in activities detrimental to us; and

•
a securities trading policy that prohibits members of management, including our named executive officers, from engaging in speculative transactions involving our securities, including buying or selling puts or calls, short sales, buying on margin or holding our securities in a margin account.

In April 2013, our board of directors amended and restated our equity plan to prohibit the purchase for cash of "underwater" options or appreciation rights without shareholder approval.

We urge our stockholders to review our CD&A which describes our compensation philosophy and programs in detail and to approve the compensation of our named executive officers. While this vote on executive compensation is non-binding and solely advisory in nature, our board of directors and the compensation committee value the opinions that our stockholders express in their votes and will consider the outcome of the vote when determining future executive compensation programs.

The board of directors recommends a vote “FOR” the approval of the compensation of our named executive officers as disclosed in this Proxy Statement.

Proposal for Ratification of the Selection of our Independent Registered Public Accounting Firm

Pursuant to the audit committee charter, the audit committee has the sole authority to retain an independent registered public accounting firm for our company. The board of directors requests that the stockholders ratify the audit committee's selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2013.

The audit committee will not be bound by the ratification of, or failure to ratify, the selection of Deloitte & Touche LLP, but the audit committee will consider any failure to ratify the selection of Deloitte & Touche LLP in connection with the appointment of our independent registered public accounting firm for 2014.

The board of directors recommends a vote “FOR” the ratification of the audit committee's selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2013.

CORPORATE GOVERNANCE

Our board of directors is responsible for providing effective governance over the affairs of our company. Our corporate governance practices are designed to align the interests of the board of directors and management with those of our stockholders and to promote honesty and integrity throughout the company. Highlights of our corporate governance practices are described below.

A copy of the current charter, as approved by our board of directors, for each of the executive committee, audit committee, compensation committee and nominating and corporate governance committee and a copy of our corporate governance guidelines and code of business conduct and ethics, which applies to all of our employees, including our executive officers, are available on our website at www.kaiseraluminum.com under “Investor Relations - Corporate Governance.” Copies are also available to stockholders upon request from our Corporate Communications Department, Kaiser Aluminum Corporation, 27422 Portola Parkway, Suite 200, Foothill Ranch, CA 92610-2831. Furthermore, we will post any amendments to our Code of Business Conduct and Ethics, or waivers of the Code for our directors or executive officers, on our website at www.kaiseraluminum.com under “Investor Relations - Corporate Governance.”

Stockholder Communications with the Board of Directors

Stockholders may communicate with our board of directors as a group or with the chair of the executive committee, audit committee, compensation committee or nominating and corporate governance committee by sending an email to boardofdirectors@kaiseraluminum.com, execchair@kaiseraluminum.com, auditchair@kaiseraluminum.com, compchair@kaiseraluminum.com, or nominatingchair@kaiseraluminum.com, respectively, or by writing to such group or person at Kaiser Aluminum Corporation, Attn: Corporate Secretary (Board of Directors), 27422 Portola Parkway, Suite 200, Foothill Ranch, California 92610-2831. Communications that are intended specifically for any other group of directors or for any individual director, such as the independent directors as a group or the Lead Independent Director, should be sent to the attention of our corporate secretary at the address above or via email to corpsecretary@kaiseraluminum.com and should clearly state the individual director or group of directors that is the intended recipient of the communication.

Our corporate secretary will review each communication and determine whether or not the communication is appropriate for delivery. Communications that, in the judgment of our corporate secretary, are clearly of a marketing nature, that advocate that our company engage in illegal activity, that do not reasonably relate to our company or our business or that are similarly inappropriate will not be furnished to the intended recipient. If, in the judgment of the corporate secretary, any communication pertains to an accounting matter, it will be forwarded to our compliance officer.

Communications that, in the judgment of our corporate secretary, are appropriate for delivery will, unless requiring immediate attention, be assembled and delivered to the intended recipients on a periodic basis, generally at or in advance of each regularly scheduled meeting of our board of directors. Any communication that, in the judgment of our corporate secretary, requires immediate attention will be promptly delivered. In no case will the corporate secretary provide anyone but a member of our board of directors with access to any such communication, except as noted above with respect to communications pertaining to accounting matters.

Board and Committee Meetings and Consents in 2012

During 2012, our board of directors held seven meetings and acted by unanimous written consent four times. In addition to meetings of the full board of directors, directors attended meetings of board of directors committees. Each incumbent director attended at least 75% of the aggregate number of meetings that the full board of directors held during the period he or she was a director in 2012 and that each committee on which he or she served held during the period he or she served on such committee in 2012.

Annual Meetings of Stockholders

Members of our board of directors are expected to make reasonable efforts to attend our annual meetings of stockholders. All directors then serving attended our 2012 annual meeting of stockholders.

Director Independence

Our corporate governance guidelines require that a majority of the members of our board of directors satisfy the independence requirements set forth in the rules of the NASDAQ Stock Market LLC. We refer to these requirements as the general independence criteria. Additionally, the audit committee charter, compensation committee charter and nominating and corporate governance committee charter require that all respective committee members satisfy the general independence criteria. There are no family relationships among our officers or directors.

Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that each of Mmes. Bartholomew, Hopp and Martin and Messrs. Foster, Murdy, Osborne, Quinn, Van Leeuwen and Wilcox, representing nine of our 10 directors, satisfies the general independence criteria and is independent within the meaning of such term under our corporate governance guidelines. The tenth director, Mr. Hockema, cannot meet the independence requirement as our President and Chief Executive Officer. In making such determination, the board of directors considered the relationships that each of the directors had with our company and all other facts and circumstances the board of directors deemed relevant in determining the independence of each of the directors in accordance with the general independence criteria.

Annual Performance Reviews

Under our corporate governance guidelines, our board of directors is required to conduct an annual self-evaluation to determine whether the board of directors and its committees are functioning effectively. Additionally, the charter for each committee of the board of directors requires each committee to annually evaluate its performance. In addition to the evaluation performed by the nominating and corporate governance committee with respect to whether an incumbent director should be nominated for re-election to the board of directors upon expiration of such director's term, the chair of the nominating and corporate governance committee conducts performance reviews of individual directors. In 2013, we further strengthened the performance evaluation process by adding one-on-one interviews with each individual director conducted by a member of our senior management to discuss, among other things, the annual self-evaluation.

Stock Ownership Guidelines and Securities Trading Policy

Our stock ownership guidelines require our non-employee directors to own company stock equal to six times their annual base retainer within five years of becoming a member of our board of directors. For purposes of measuring our non-employee directors' compliance with our stock ownership guidelines, restricted stock is valued at the closing price of our common stock on the grant date and all other shares of common stock purchased or acquired are valued at the purchase price of such shares. Currently, each of our non-employee directors, except for Mr. Foster, who was elected to our board of directors in June 2009, satisfies the applicable stock ownership requirements under the stock ownership guidelines. We expect Mr. Foster to meet the stock ownership requirements under the stock ownership guidelines within the applicable five-year period.

Our securities trading policy contains anti-hedging provisions prohibiting our directors and employees, including our named executive officers, from engaging in any speculative transactions involving our securities, including (1) buying or selling puts or calls, (2) short sales, or (3) buying on margin or holding our securities in a margin account.

Director Designation Agreement

On July 6, 2006, we entered into a Director Designation Agreement with the USW under which the USW has certain rights to designate director nominees. The rights of the USW under the Director Designation Agreement are currently set to expire on September 30, 2015. Under the Director Designation Agreement, the USW has the right to designate the minimum number of director candidates necessary to ensure that, assuming the nominated candidates are elected by our stockholders, at least 40% of the members of our board of directors have been nominated by the USW in accordance with the Director Designation Agreement. The Director Designation Agreement contains requirements as to the timeliness, form and substance of the notice the USW must give to the nominating and corporate governance committee in order to nominate candidates. The nominating and corporate governance committee is required to determine in good faith whether each properly submitted candidate satisfies the qualifications set forth in the Director Designation Agreement. Pursuant to the terms of the Director Designation Agreement, if the nominating and corporate governance committee determines that a nominated candidate satisfies the qualifications, the committee will, unless otherwise required by its fiduciary duties, recommend the candidate to our board of directors for inclusion in the slate of directors to be recommended by the board of directors in our proxy statement. Similarly, the board of directors will, unless otherwise required by its fiduciary duties, accept the recommendation and include the candidate in the slate of directors that the board of directors recommends.

The Director Designation Agreement also provides that the USW will have the right to nominate an individual to fill a vacancy on the board of directors resulting from the death, resignation, disqualification or removal of a director nominated by the USW. The Director Designation Agreement further provides that, in the event of newly created directorships resulting from an increase in the number of our directors, the USW will have the right to nominate the minimum number of individuals to fill the newly created directorships necessary to ensure that at least 40% of the members of the board of directors have been nominated by the USW. In each case, the USW, the nominating and corporate governance committee and the board of directors will be required to follow the nomination and approval procedures described above.

A candidate nominated by the USW may not be an officer, employee, director or member of the USW or any of its local or affiliated organizations as of the date of his or her designation as a candidate or election as a director. Each candidate nominated by the USW must also satisfy:

•the general independence criteria;

•
the qualifications to serve as a director as set forth in any applicable corporate governance guidelines adopted by the board of directors and policies adopted by the nominating and corporate governance committee establishing criteria to be utilized by it in assessing whether a director candidate has appropriate skills and experience; and

•	any other qualifications to serve as director imposed by applicable law.

Finally, the Director Designation Agreement provides that, so long as our board of directors maintains an audit committee, executive committee or nominating and corporate governance committee, each of these committees will, unless otherwise required by the fiduciary duties of the board of directors, include at least one director nominated by the USW (provided at least one director nominated by the USW is qualified to serve on the applicable committee as determined in good faith by the board of directors). Current members of our board of directors that have been nominated by the USW are Ms. Bartholomew and Messrs. Foster, Quinn and Wilcox.

Board Leadership Structure and Risk Oversight

Mr. Hockema, our President and Chief Executive Officer, serves as the Chairman of the Board, and Dr. Osborne serves as our Lead Independent Director. We believe that Mr. Hockema's experience with our company and in the metals industries, the independence of the other directors, our governance structure and the interaction between and among Mr. Hockema, our Lead Independent Director and the other directors make our board leadership structure the most appropriate for our company and our stockholders. As a result of his substantial experience with our company and in the metals industries, Mr. Hockema is uniquely qualified to provide clear leadership for our company and a single point of accountability. Our corporate governance guidelines and governance structure require an Independent Lead Director selected by a majority of the independent directors, thereby ensuring that there is independent leadership within our board of directors and allowing our independent directors to function as a body distinct from management and to evaluate the performance of Mr. Hockema and our management independently and objectively. In addition, each of the audit, compensation and nominating and corporate governance committees consist solely of independent directors.

Under our corporate governance guidelines, each member of our board of directors may submit items to be included on the agenda for any meeting of our board of directors and raise subjects that are not on the agenda at any meeting of our board of directors, and our independent directors are required to meet at least quarterly in executive sessions at which only independent directors are present. Our Lead Independent Director establishes the agenda for executive sessions, may call a meeting of independent directors upon the request of a majority of independent directors and serves as a liaison between our independent directors and our chief executive officer. Our Lead Independent Director has other responsibilities that the independent directors designate, presides at meetings of our independent directors, solicits advice and input from our independent board members, and routinely meets and confers with our chief executive officer to address comments, issues and areas of interest expressed or identified by our independent directors, to assess the governance of our board of directors and our company, and to review board responsibilities, meeting schedules, meeting agenda and information requested or otherwise provided to our directors routinely or in connection with meetings of our board of directors. The chair of each committee of our board of directors serves as a liaison to keep the full board of directors and our chief executive officer apprised of the work performed by such committee at each of our regularly scheduled board meetings and as otherwise required. Finally, under our Bylaws, special meetings of our board of directors may be called by a majority of the board members, nine of 10 of whom are currently independent.

We encourage direct communication among our directors and with our chief executive officer before, during and after formal board and committee meetings and facilitate those communications around our scheduled meetings. Our directors also have full access to our officers, employees and advisors. The nominating and corporate governance committee of our board of directors is specifically charged with responsibility for, among other things, identifying new director candidates, evaluating incumbent directors, evaluating our chief executive officer, evaluating stockholder recommendations, recommending nominees for election at annual stockholder meetings, reviewing our corporate governance guidelines and assisting in management succession.

We have policies in place to identify, assess and manage potential risks and to continually review the procedures that we have designed and implemented to mitigate such risks. We believe that our board of directors provides effective oversight of the risk management function. Under its charter, the audit committee of our board of directors is responsible for discussing our management policies, including, without limitation, the steps to be taken to monitor and control our major financial risk exposures. In addition, our full board of directors is actively engaged in the review and assessment of our risk management policies, conducts a comprehensive review at least annually during a regularly scheduled board meeting and routinely requests that specific risk-related items be included on board and committee meeting agendas. In 2009, we began an enterprise risk management project to formally identify, categorize and assess our risks and risk mitigation strategies and routinely report the status of the project to the audit committee and the full board of directors. This process is continuing.

Risks Arising from Compensation Policies and Practices

Our compensation policies and practices, discussed more fully below, are designed to create and maintain alignment between our employees and stockholders by rewarding employees, including our senior management, for achieving strategic goals that successfully drive our operations and enhance stockholder value and to preclude the taking of unreasonable risk through the use of incentive compensation that rewards decisions that result in strong performance in both the short- and long-term. We do not believe that our compensation policies and practices for our employees are likely to have a material adverse effect on our company. Our determination is based on, among other factors, the following:

•	Potential payouts under our incentive plans are capped, and overall variable compensation does not materially impact our financial results;

•	Our overall compensation is comprised of a mix of long- and short-term compensation which discourages short-term decisions that could be at the expense of long-term results;

•
A significant portion of the variable compensation is in the form of restricted stock and performance shares with three-year vesting and performance periods, which ensure that three years of unvested grants are outstanding at any time and encourage decisions that create long-term value for our stockholders;

•
All of our incentive programs contain clawback provisions, described in more detail in the “Executive Compensation - Employment-Related Agreements and Certain Employee Benefit Plans - Equity Incentive Plan” section of this Proxy Statement, which provide for the forfeiture of outstanding unvested awards and the return of vested awards;

•	Our short-term incentive plan and our performance shares require the attainment of a threshold company performance levels before any payments are earned or performance shares vest; and

•
Our stock ownership guidelines require our board of directors and senior management to retain significant equity interests in our company to ensure the ongoing alignment of senior management and our stockholders.

Board Committees

Currently, we have four standing committees of the board of directors: an executive committee; an audit committee; a compensation committee; and a nominating and corporate governance committee.

The following table sets forth the chair and members of each committee of the board of directors, the number of meetings each committee held during 2012, and the number of times each committee acted by unanimous written consent.

			Number of Times Acted
		Number of Meetings	By Unanimous
Committee	Members	Held in 2012	Written Consent
Executive Committee	Jack A. Hockema*	-	4
	Teresa A. Hopp
	Brett E. Wilcox
Audit Committee	Carolyn Bartholomew	10	-
	David Foster
	Teresa A. Hopp*
	Lauralee E. Martin
	Alfred E. Osborne, Jr.
	Thomas M. Van Leeuwen
	Brett E. Wilcox
Compensation	Lauralee E. Martin	8	1
Committee	William F. Murdy*
	Jack Quinn
	Thomas M. Van Leeuwen
	Brett E. Wilcox
Nominating and	Carolyn Bartholomew	4	-
Corporate Governance	David Foster
Committee	William F. Murdy
	Alfred E. Osborne, Jr.*
	Jack Quinn
	Thomas M. Van Leeuwen

*Committee chair

Executive Committee

The executive committee of our board of directors manages our business and affairs requiring attention prior to the next regular meeting of our board of directors. However, the executive committee does not have the power to (1) approve or adopt, or recommend to our stockholders, any action or matter expressly required by law to be submitted to our stockholders for approval, (2) adopt, amend or repeal any bylaw of our company, or (3) take any other action reserved for action by the board of directors pursuant to a resolution of the board of directors or otherwise prohibited to be taken by the executive committee by law or pursuant to our certificate of incorporation or bylaws.

The executive committee charter requires that a majority of the members of the executive committee satisfy the general independence criteria. In addition, the members of the executive committee must include the Chairman of the Board and at least one of the directors nominated by the USW.

Audit Committee

The audit committee of our board of directors oversees our accounting and financial reporting practices and processes and the audits of our financial statements on behalf of our board of directors. The audit committee is responsible for appointing, compensating, retaining and overseeing the work of our independent auditors. Other duties and responsibilities of the audit committee include:

•	establishing hiring policies for employees or former employees of the independent auditors;

•	reviewing our systems of internal accounting controls;

•	discussing risk management policies;

•	approving related-party transactions;

•	establishing procedures for complaints regarding financial statements or accounting policies; and

•	performing other duties delegated to the audit committee by our board of directors from time to time.

The audit committee charter requires that all members of the audit committee satisfy the general independence criteria. The charter also requires that no audit committee member may have participated in the preparation of our financial statements during the three years prior to his or her appointment as a member and that each audit committee member be able to read and understand fundamental financial statements, including a balance sheet, an income statement and a cash flow statement. Additionally, at least one member of the audit committee must have had past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience which results in that individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities and that member or another member must have sufficient education or experience to have acquired the attributes necessary to meet the criteria of an “audit committee financial expert,” as that term is defined in the rules promulgated by the Securities and Exchange Commission, or the SEC. In addition, the members of the audit committee must include at least one of the directors nominated by the USW.

Our board of directors has determined that all seven members of the audit committee (1) meet the general independence criteria, as well as the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, and (2) are able to read and understand fundamental financial statements. Our board of directors also determined that no member of the audit committee participated in the preparation of our financial statements during the three years prior to their appointment as members of the committee. Finally, our board of directors has determined that Mmes. Hopp and Martin and Mr. Wilcox satisfy the financial sophistication criteria described above and satisfy the criteria necessary to serve as the “audit committee financial expert,” in each case based on his or her experience described in “Proposals Requiring Your Votes - Proposal for Election of Directors” above.

Compensation Committee

General

The compensation committee of our board of directors establishes and administers our policies, programs and procedures for compensating our senior management, including determining and approving the compensation of our executive officers. Other duties and responsibilities of the compensation committee include:

•
administering plans adopted by our board of directors that contemplate administration by the compensation committee, including our Amended and Restated 2006 Equity and Performance Incentive Plan (referred to herein as our Equity Incentive Plan);

•	overseeing regulatory compliance with respect to compensation matters;

•	reviewing director compensation; and

•	performing other duties delegated to the compensation committee by our board of directors from time to time.

The compensation committee solicits the views of our chief executive officer on compensation matters, including as they relate to our compensation of the other members of senior management reporting to the chief executive officer. The compensation committee has retained Meridian Compensation Partners, LLC, a spin-off of Hewitt Associates, LLC, our compensation consultant prior to 2010 (both referred to herein as Meridian), to advise the compensation committee on all matters related to compensation of our chief executive officer and other members of senior management. The compensation committee has reviewed the factors that could affect Meridian's independence. Based on this review, the compensation committee has determined there are no conflicts of interest.

Meridian's services include (1) providing competitive market data and related assessments of executive compensation as background against which the compensation committee considers executive compensation, (2) preparing and reviewing tally and compensation summary sheets for our named executive officers, (3) apprising the compensation committee of trends and best practices associated with executive and director compensation, (4) providing support with respect to legal, regulatory and accounting considerations impacting compensation and benefit programs, (5) the development and review of a list of compensation peer group companies, and (6) attending meetings of the compensation committee and our board of directors when requested. These services are typically directed by the compensation committee and coordinated with our human resources department.

The compensation committee charter requires that all members of the compensation committee satisfy the general independence criteria, as well as qualify as “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934. Additionally, each of our compensation committee members also qualifies as an outsider director, allowing us to make awards that qualify as performance based compensation under 162(m) of the Internal Revenue Code.

Compensation Committee Interlocks and Insider Participation

None of the members of the compensation committee (1) was an officer or employee of our company during 2012, (2) was formerly an officer of our company, or (3) had any relationships requiring disclosure by us under the SEC's rules with respect to certain relationships and related-party transactions. Furthermore, none of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee of our board of directors identifies individuals qualified to become members of our board of directors, recommends candidates to fill vacancies and newly-created positions on our board of directors, recommends director nominees for election by stockholders at the annual meetings of stockholders and develops and recommends to our board of directors our corporate governance principles.

We believe that the nominating and corporate governance committee considers an appropriate range of criteria in assessing candidates for a position on the board of directors. Our corporate governance guidelines require that the criteria utilized by the corporate governance committee in assessing such candidates include factors such as judgment, diversity, integrity, experience with businesses and other organizations of comparable size, the interplay of a candidate's experience with the experience of other members of the board of directors and anything else that may bear upon the extent to which a candidate would be a desirable addition to our board of directors and any committees of our board of directors. The policies relating to the recommendation of director candidates adopted by the nominating and corporate governance committee are designed to ensure flexibility with respect to the process of evaluating candidates and do not establish specific minimum qualifications that an individual must meet to become a member of our board of directors. The nominating and corporate governance committee believes that our company is best served when it can draw from a variety of experiences and backgrounds provided by members of our board of directors. However, the nominating and corporate governance committee also believes that our company is best served when each member of the board of directors:

•	exhibits strong leadership in his or her particular field or area of expertise;

•	possesses the ability to exercise sound business judgment;

•	has a strong educational background or equivalent life experiences;

•	has substantial experience both in the business community and outside the business community;

•	contributes positively to the existing collaborative culture among members of the board of directors;

•	represents the best interests of all of our stockholders and not just one particular constituency;

•	has experience as a senior executive of a company of significant size or prominence or another business or organization comparable to our company;

•	possesses skills and experience which make him or her a desirable addition to a standing committee of the board of directors;

•	consistently demonstrates integrity and ethics in his or her professional and personal life; and

•
has the time and ability to participate fully in activities of the board of directors, including attendance at, and active participation in, meetings of our board of directors and the committee or committees of which he or she is a member.

Other duties and responsibilities of the nominating and corporate governance committee include:

•	assisting in succession planning;

•	considering possible conflicts of interest of members of our board of directors and management and making recommendations to prevent, minimize or eliminate such conflicts of interests;

•	evaluating whether an incumbent director should be nominated for re-election to our board of directors upon expiration of the incumbent's term;

•	making recommendations to our board of directors regarding the appropriate size of our board of directors; and

•	performing other duties delegated to the nominating and corporate governance committee by our board of directors from time to time.

The nominating and corporate governance committee has adopted policies and procedures by which our stockholders may submit director candidates to the nominating and corporate governance committee for consideration. If the nominating and corporate governance committee receives, by a date not less than 120, nor more than 150, calendar days before the anniversary of the date that the proxy statement was mailed to stockholders in connection with our previous year's annual meeting, a recommendation for a director nominee from a stockholder or group of stockholders that beneficially owned more than 5% of our outstanding common stock for at least one year as of the date of the recommendation, then such director candidate will be considered and evaluated by the nominating and corporate governance committee for the annual meeting immediately succeeding the date that proper written notice was timely delivered to and received by the nominating and corporate governance committee. When the date of our annual meeting of stockholders changes by more than 30 calendar days from the previous year's annual meeting, the written notice of the recommendation for the director candidate will be considered timely if, and only if, it is received by the nominating and corporate governance committee no later than the close of business on the tenth calendar day following the first day on which notice of the date of the upcoming annual meeting is publicly disclosed by us.

Written notice from an eligible stockholder or group of eligible stockholders to the nominating and corporate governance committee recommending a director candidate must contain or be accompanied by:

•	proof that the stockholder or group of stockholders submitting the recommendation has beneficially owned, for the required one-year holding period, more than 5% of our outstanding common stock;

•
a written statement that the stockholder or group of stockholders intends to continue to beneficially own more than 5% of our outstanding common stock through the date of the next annual meeting of stockholders;

•
the name and record address of each stockholder submitting a recommendation for the director candidate, the written consent of each such stockholder and the director candidate to be publicly identified (including, in the case of the director candidate, to be named in the company's proxy materials) and the written consent of the director candidate to serve as a member of our board of directors (and any committee of our board of directors to which the director candidate is assigned to serve by our board of directors) if elected;

•
a description of all arrangements or understandings between or among any of the stockholders or group of stockholders submitting the recommendation, the director candidate and any other person or persons (naming such person or persons) pursuant to which the submission of the recommendation is to be made by such stockholder or group of stockholders;

•
with respect to the director candidate, (1) his or her name, age, business and residential address and principal occupation or employment, (2) the number of shares of our common stock beneficially owned by him or her, (3) a resume or similar document detailing his or her personal and professional experiences and accomplishments, and (4) all other information relating to the candidate that would be required to be disclosed in a proxy statement or other filing made in connection with the solicitation of proxies for the election of directors pursuant to the Securities Exchange Act of 1934, the rules of the SEC or the rules of the NASDAQ Stock Market LLC; and

•
a written statement that each submitting stockholder and the director candidate shall make available to the nominating and corporate governance committee all information reasonably requested in connection with the committee's evaluation of the candidate.

The notice must be signed by each stockholder submitting the proposal and the director candidate. The notice must be sent to the following address by registered or certified mail: Kaiser Aluminum Corporation, Attn: Corporate Secretary (Nominating and Corporate Governance Committee), 27422 Portola Parkway, Suite 200, Foothill Ranch, California 92610-2831.

The nominating and corporate governance committee charter requires that all members of the nominating and governance committee satisfy the general independence criteria. In addition, the members of the nominating and corporate governance committee must include at least one of the directors nominated by the USW so long as at least one such director is appropriately qualified.

EXECUTIVE OFFICERS

The following table sets forth the names and ages of each of our executive officers and the positions they held as of April 12, 2013, the record date.

Name	Age	Position(s)
Jack A. Hockema	66	President, Chief Executive Officer and Chairman of the Board; Director
Daniel J. Rinkenberger	54	Executive Vice President and Chief Financial Officer
John Barneson	62	Senior Vice President - Corporate Development
Peter Bunin	57	Senior Vice President - Operations
John M. Donnan	52	Executive Vice President - Legal, Compliance and Human Resources
Melinda C. Ellsworth	54	Vice President and Treasurer
Keith A. Harvey	53	Senior Vice President - Sales and Marketing, Aerospace and General Engineering
Ray Parkinson	54	Vice President - Advanced Engineering
Neal E. West	54	Vice President and Chief Accounting Officer
_________________

Set forth below are brief descriptions of the business experience of each of our executive officers.

Jack A. Hockema has served as our President and Chief Executive Officer and a director since October 2001 and as Chairman of the Board since July 2006. He previously served as Executive Vice President of Kaiser Aluminum Corporation (referred to herein as Kaiser) and President of the Kaiser Fabricated Products division from January 2000 to October 2001, and Executive Vice President of Kaiser from May 2000 to October 2001. He served as Vice President of Kaiser from May 1997 to May 2000. Mr. Hockema was President of Kaiser Engineered Products from March 1997 to January 2000. He served as President of Kaiser Extruded Products and Engineered Components from September 1996 to March 1997. Mr. Hockema served as a consultant to Kaiser and acting President of Kaiser Engineered Components from September 1995 to September 1996. Mr. Hockema was an employee of Kaiser from 1977 to 1982, working at our Trentwood facility in Spokane, Washington, and serving as plant manager of our former Union City, California can plant and as operations manager for Kaiser Extruded Products. In 1982, Mr. Hockema left Kaiser to become Vice President and General Manager of Bohn Extruded Products, a division of Gulf+Western, and later served as Group Vice President of American Brass Specialty Products until June 1992. From June 1992 to September 1996, Mr. Hockema provided consulting and investment advisory services to individuals and companies in the metals industry. Mr. Hockema served on the board of directors of Clearwater Paper Corp. from December 2008 to June 2009. He holds a Master of Science degree in Management and a Bachelor of Science degree in Civil Engineering, both from Purdue University. Mr. Hockema has more than 20 years of experience with Kaiser and another 20 years in the metals industries, and, as a result, has a depth of experience in the aluminum and metals industries. As the only management representative on the board of directors, Mr. Hockema provides an insider's perspective in board of directors discussions about our business and the strategic direction for our company.

Daniel J. Rinkenberger has served as our Executive Vice President and Chief Financial Officer since June 2012. Mr. Rinkenberger served as our Senior Vice President and Chief Financial Officer from April 2008 to June 2012, as our Vice President from January 2005 to April 2008 and as our Treasurer from January 2005 to July 2008. Prior to January 2005, he served as our Vice President of Economic Analysis and Planning from February 2002. He served as Vice President, Planning and Business Development of the Kaiser Fabricated Products division from June 2000 through February 2002. Prior to that, he served as Vice President, Finance and Business Planning of the Kaiser Flat-Rolled Products division from February 1998 to

February 2000, and as our Assistant Treasurer from January 1995 through February 1998. Before joining Kaiser, he held a series of positions of increasing responsibility in the Treasury Department at Pennzoil Corporation. He holds a Master of Business Administration degree in finance from the University of Chicago and a Bachelor of Education degree from Illinois State University. He is a Chartered Financial Analyst.

John Barneson has served as our Senior Vice President - Corporate Development since December 2007. He previously served as our Senior Vice President and Chief Administrative Officer from August 2001 to December 2007 and as our Vice President and Chief Administrative Officer from December 1999 through August 2001. He served as Engineered Products Vice President of Business Development and Planning from September 1997 to December 1999. Mr. Barneson served as Flat-Rolled Products Vice President of Business Development and Planning from April 1996 to September 1997. Mr. Barneson has been an employee of Kaiser since September 1975 and has held a number of staff and operation management positions within the former Flat-Rolled and Engineered Products business units. He holds a Master of Science degree and a Bachelor of Science degree in Industrial Engineering from Oregon State University.

Peter Bunin has served as our Senior Vice President - Operations since June 2012. He previously served as our Vice President and General Manager of Operations from April 2009 to June 2012 and as our Vice President and General Manager of Heat Treat Products from January 2007 to April 2009. Mr. Bunin joined Kaiser in 1996 as Vice President and General Manager of Raw Materials for Engineered Products and since then has served in various senior management roles including Vice President and General Manager of Materials and Engineering, Vice President and General Manager of Flat Rolled Products, and Vice President and General Manager of Aerospace and General Engineering Products. Before joining Kaiser, he held senior management positions with Ampco Metals and Outokumpu Copper. Mr.Bunin holds a Master of Business Administration degree from the Harvard University Graduate School of Business and a Bachelor of Science degree in mechanical engineering from the Massachusetts Institute of Technology.

John M. Donnan has served as our Executive Vice President - Legal, Compliance and Human Resources since June 2012. Mr. Donnan is responsible for our company’s corporate legal, compliance, internal audit, environmental, safety, quality and human resources functions. He previously served as our Senior Vice President, Secretary and General Counsel from December 2007 to June 2012 and as our Vice President, Secretary and General Counsel from January 2005 to December 2007. Mr. Donnan joined the legal staff of Kaiser in 1993 and was named Deputy General Counsel of Kaiser in 2000. Prior to joining Kaiser, Mr. Donnan was an associate in the Houston, Texas office of the law firm of Chamberlain, Hrdlicka, White, Williams & Martin. He holds a Juris Doctorate degree from the University of Arkansas School of Law and Bachelor of Business Administration degrees in finance and accounting from Texas Tech University. He is a member of the Texas and California bars.

Melinda C. Ellsworth has served as our Vice President and Treasurer since July 2008. Prior to joining Kaiser, Ms. Ellsworth was Vice President, Treasurer and Investor Relations at HNI Corporation, a leading provider of office furniture and hearth products, from February 2002 to May 2007. From May 1998 to January 2002, she served in several roles with Sunbeam Corporation, ending her tenure as Vice President, International Finance and Treasury. She additionally has over a decade of experience in commercial banking. She holds a Bachelor of Business Administration degree in accounting from St. Bonaventure University and is a Certified Public Accountant (inactive).

Keith A. Harvey has served as our Senior Vice President - Sales and Marketing, Aerospace and General Engineering since June 2012. He previously served as our Vice President - Sales and Marketing, Aerospace and General Engineering from 2000 to June 2012 and as our Vice President - Sales and Marketing of Extruded Products from 1996 to 2000. Mr. Harvey joined Kaiser in 1981 as an industrial engineer at the company’s former rolling mill in West Virginia. He subsequently held increasingly responsible positions in engineering and sales at several Kaiser locations and was named a vice president in 1994. Mr. Harvey holds a Bachelor of Science degree in Industrial Engineering from West Virginia University.

Ray Parkinson has served as our Vice President - Advanced Engineering since 2001. Dr. Parkinson joined Kaiser in 1986 as technical director for extruded products and has more than 30 years of experience in sales, operations, quality control, engineering and research and development in diverse manufacturing environments. Dr. Parkinson has a Ph.D. in metallurgy, as well as Bachelor’s and Master’s degrees in Engineering from Imperial College in the United Kingdom and a Master of Business Administration from St. Mary’s College.

Neal E. West has served as our Vice President and Chief Accounting Officer since June 2008. Prior to joining Kaiser, Mr. West served as the Principal Accounting Officer of Gateway, Inc. from June 2005 to May 2008. Mr. West was also the Vice President and Corporate Controller of Gateway, Inc. from April 2005 to May 2008. Prior to joining Gateway, Inc., Mr. West was the Vice President and Controller for APL Logistic, Ltd. from April 2000 to April 2005. In addition, Mr. West has held a number of finance, service and support positions at APL Ltd. Mr. West also previously worked for Standard Pacific and West-

Tronics, Inc. as Division Controller and Financial Manager. Mr. West is a Certified Public Accountant and a Certified Management Accountant and holds a Master of Science degree in information systems from Roosevelt University and a Bachelor of Science degree in accounting and business administration from Illinois State University.

EXECUTIVE COMPENSATION

Compensation Committee Report

The compensation committee has reviewed and discussed with management the compensation discussion and analysis section included below. Based on its review and discussions with management, the compensation committee recommended to the board of directors that such compensation discussion and analysis be included in this Proxy Statement.

This report is submitted by the members of the compensation committee of the board of directors:

Compensation Committee
William F. Murdy (Chair)
Lauralee E. Martin
Jack Quinn
Thomas M. Van Leeuwen
Brett E. Wilcox

Compensation Discussion and Analysis

Introduction

This section provides (1) our 2012 performance highlights, (2) an overview of the compensation committee, (3) a discussion of the objectives of our comprehensive compensation structure and the design of our overall 2012 compensation program for senior management, and (4) a discussion of all material elements of 2012 compensation for each of our named executive officers whose names and titles are set forth in the following table:

Name	Title
Jack A. Hockema	President and Chief Executive Officer (principal executive officer)
Daniel J. Rinkenberger	Executive Vice President and Chief Financial Officer (principal financial officer)
John M. Donnan	Executive Vice President - Legal, Compliance and Human Resources
Peter Bunin	Senior Vice President - Operations
Keith A. Harvey	Senior Vice President - Sales and Marketing, Aerospace and General Engineering
_________________

2012 Performance Highlights

In 2012, despite continued economic uncertainty and challenges, we delivered solid operating performance. Our key achievements in 2012 include:

•	net sales of $1.4 billion and record value added revenue;

•	operating income of $166 million and record adjusted EBITDA;

•	net income of $86 million and record adjusted net income;

•	the issuance of $255 million aggregate principal amount of our 8.250% senior notes due 2020;

•	successful rollout of KaiserSelect® Precision Rod®, aerospace plate and general engineering plate products;

•	maintaining record safety performance;

•	record quality performance; and

•	increasing 2012 dividend by 4% over the prior year's dividend, resulting in dividend payments totaling $19.6 million (or $1.00 per share for the year) to our stockholders.

Overview of the Compensation Committee

The compensation committee of our board of directors is comprised entirely of independent directors. By design, members of the compensation committee also serve on other board committees, including the audit committee and the nominating and corporate governance committee. We believe this structure helps coordinate the efforts of the respective committees. The compensation committee's primary duties and responsibilities are to establish and implement our compensation policies and programs for senior management. While the nominating and corporate governance committee has the responsibility to evaluate the overall performance of the chief executive officer, the compensation committee coordinates with and assists the nominating and corporate governance committee in that evaluation.

The compensation committee has the authority under its charter to engage the services of outside advisors, experts and others to assist it. Pursuant to that authority, the compensation committee engaged Meridian to advise it on all matters related to compensation of our chief executive officer and other members of senior management, including the other named executive officers.

The compensation committee meets formally and informally throughout the year. Informal meetings frequently occur when our directors are together for meetings of our full board of directors and telephonically at the request of one or more committee members. Our chief executive officer, other members of our management and outside advisors may be invited to attend all or a portion of a compensation committee meeting depending on the nature of the agenda items; however, neither our chief executive officer nor any other member of management votes on items before the compensation committee.

The compensation committee works with our senior management and Meridian to determine the agenda for its formal meetings and to prepare meeting materials. The compensation committee and board of directors also solicit the views of our chief executive officer on compensation matters, including, among others:

•	objectives for our compensation programs;

•	the structure of our compensation programs;

•	succession planning; and

•	compensation of other members of senior management, including our other named executive officers.

Objectives of our Compensation Structure

Our compensation structure was developed to achieve the following objectives, which we believe are critical for enhancing stockholder value and our long-term success:

•	creating alignment between senior management and our stockholders by rewarding senior management for achieving strategic goals that successfully drive our operations and enhance stockholder return;

•	attracting, motivating and retaining highly experienced executives vital to our short-term and long-term success, profitability and growth;

•	correlating senior management compensation with actual performance; and

•	providing competitive, targeted compensation levels that are benchmarked to our compensation peer group discussed below as follows:

•	for base salary, the 50th percentile;

•	for annual cash incentives at target-level performance, the 50th percentile; and

•	for annualized economic equity grant value of long-term incentives, between the 50th and the 65th percentiles.

Design of our 2012 Compensation Program

Our 2012 compensation program for senior management, including the named executive officers, was designed to reinforce performance and accountability at both the corporate and individual levels through the use of:

•	a short-term annual cash incentive payable only if the performance threshold is met; and

•
an equity-based, long-term incentive consisting of (1) shares of restricted stock with a three-year cliff vest schedule to promote senior management retention, and (2) performance shares that vest, if at all, based on the performance achieved over a three-year performance period (2012 through 2014) that is above the threshold.

In addition to focusing on “pay for performance,” our 2012 compensation program:

•	balanced short-term and long-term goals, with:

•	approximately 57% of the chief executive officer's target total compensation being delivered through long-term incentives; and

•	approximately 45% of the target total compensation for the other named executive officers being delivered through long-term incentives;

•	delivered a mix of fixed and at-risk compensation directly related to our overall performance and the creation of stockholder value, with:

•	approximately 75% of the chief executive officer's target total compensation being at-risk compensation payable only if certain corporate performance levels are achieved; and

•	approximately 67% of the target total compensation for the other named executive officers being at-risk compensation payable only if certain corporate performance levels are achieved;

•	provided compensation that is competitive with the compensation peer group recommended by the compensation committee's independent consultant;

•	utilized equity-based awards, stock ownership guidelines and annual incentives linked to shareholder return and achievement of corporate and individual performance;

•	emphasized the importance of safety performance; and

•
utilized forfeiture provisions that can result in the loss of awards and resulting benefits if we determine that a recipient, including any of the named executive officers, has engaged in certain activities detrimental to us.

Periodically, but not less than annually, each element of compensation is reviewed and considered by the compensation committee and our board of directors both individually and collectively with the other elements of compensation to ensure that each element is consistent with the objectives of both our comprehensive compensation structure and that particular element of compensation. The compensation committee and board of directors share suggestions or concerns identified in the course of that review with senior management and Meridian, who address the suggestions or concerns in a manner that is satisfactory to the compensation committee and our board of directors. This process occurs over a series of meetings of the compensation committee and the board of directors and executive sessions of the independent directors without members of management present.

In designing the overall compensation program and each individual element of compensation for senior management, including the named executive officers, the compensation committee considers the following factors, among others:

•	The external challenges to our near- and long-term ability to attract and retain strong senior management;

•	Each individual's contributions to our overall results;

•	Our historical and anticipated operating and financial performance compared with targeted goals; and

•	Our size and complexity compared with companies in our compensation peer group.

The compensation committee uses tally and other summary sheets that provide a summary of the compensation history of our chief executive officer and those members of senior management reporting to the chief executive officer. These tally and information sheets include a historical summary of base salary, annual bonus and equity awards.

In reviewing and deliberating over our 2012 compensation program, the compensation committee considered, among other things:

•	economic conditions in the United States and abroad;

•	the company's business plan and underlying assumptions;

•	the goal of maintaining alignment between senior management and our stockholders through the use of short- and long-term, performance-based compensation;

•	the benefits of maintaining a consistent approach to compensation and the structure of our programs through business cycles;

•	the anticipated performance of the company's compensation programs based on the company's business plan and current financial position; and

•	information and reports prepared by proxy advisors, including Glass Lewis & Co. and ISS.

The review included discussions with Meridian and management regarding existing and contemplated market practices, as well as the structure and objectives of each component of our compensation program.

The compensation committee also reviews the compensation and benefit practices, as well as levels of pay, of a compensation peer group of companies. In 2006, working with our compensation consultant, our management selected for inclusion in the compensation peer group companies that were determined to: (1) be of a similar size; (2) have positions of similar complexity and scope of responsibility; and/or (3) compete with us for talent. The compensation committee, working with our compensation consultant, reviews, evaluates and updates the compensation peer group, which includes companies in both similar and different industries, at least annually. For 2012, our compensation committee approved the following 33-company peer group:

Ameron International Corporation	Neenah Paper, Inc.
Applied Industrial Tech, Inc.	Olin Corporation
Ash Grove Cement Company	OMNOVA Solutions Inc.
Brady Corporation	Pella Corporation
Briggs & Stratton Corporation	Polaris Industries Inc.
Cameron International Corporation	Rayonier Inc.
Crane Company	Sauer-Danfoss Inc.
Donaldson Company, Inc.	Steelcase Inc.
ESCO Technologies Inc.	Texas Industries, Inc.
Fellowes, Inc.	The Timken Company
Gardner Denver, Inc.	Valmont Industries, Inc.
Graco Inc.	Vulcan Materials Company
Joy Global Inc.	Walter Energies, Inc.
Kaman Corporation	Waters Corporation
Kennametal Inc.	Watts Water Technologies, Inc.
Martin Marietta Materials, Inc.	Woodward Governor Company
Mueller Water Products, Inc.

Importantly, the compensation committee recognizes that we compete for talent with companies much larger than those included in our compensation peer group. These larger companies, including Alcoa, Constellium, Sapa and RTI International Metals, Inc., aggressively recruit for the best qualified talent in particularly critical functions. Due to the differences in size among the companies in our peer group, Meridian uses a form of regression analysis to adjust survey data results based on our revenue as compared to the revenue of other companies in our peer group. As a result, to attract and retain talent, the compensation committee may from time to time determine that it is in the best interests of our company and stockholders to provide compensation packages that deviate from targeted pay levels.

Elements of 2012 Compensation

The table below summarizes the elements of our named executive officers' compensation in 2012:

Element	Form of Compensation	Objective		Performance Metrics
Base Salary	Cash	•	Provide a competitive, fixed	Not performance based
compensation upon which our
named executive officers can rely.
		•	Target at the 50th percentile of our
compensation peer group.

Short-Term Incentives	Cash	•	Create financial incentive for	EVA (based on adjusted
			achieving or exceeding company	PTOI, including
			performance goals.	corporate expenses, less a
		•	Target at the 50th percentile of our	capital charge of 7.5% of
			compensation peer group.	our adjusted net assets),
safety and individual
performance.

Long-Term Incentives	Restricted Stock	•	Create financial incentive for	Not performance based
			continued employment with our	(retention based and "at
			company through three-year cliff	risk" to the extent
			vesting.	underlying performance
		•	Together with performance shares,	impacts stock price and
			target at between the 50th and 65th	value of underlying
			percentile of our compensation	shares)
peer group.

	Performance Shares	•	Create financial incentive for	EVA (based on adjusted
			achieving or exceeding company	PTOI, including
			performance goals.	corporate expenses, less a
		•	Together with restricted stock,	capital charge of 10% of
			target at between the 50th and 65th	our adjusted net assets)
percentile of our compensation
peer group.

Retirement Benefits	Defined Contribution	•	Part of our broad-based employee	Not performance based
	Plan		benefit programs.

	Deferred Compensation	•	Restore the benefits of matching and	Not performance based
	Plan		fixed rate contributions that we would
otherwise pay but for the limitations
on benefit accruals and payment
imposed by the Internal Revenue Code
of 1986.

Perquisites	Vehicle Allowance	•	In connection with base salary,	Not performance based
	and Certain		attract, motivate and retain individuals
	Reimbursements		in a competitive environment.

Each compensation element is discussed in detail below.

Base salary

The compensation committee annually reviews base salaries for our chief executive officer and those members of senior management reporting to the chief executive officer, including our other named executive officers, and determines if a change is appropriate. In reviewing base salaries, the compensation committee considers factors, including, among others:

•	Level of responsibility;

•	Prior experience;

•	Base salaries paid for comparable positions by our compensation peer group; and

•	The relationship among base salaries paid within our company.

Our intent is to fix base salaries at levels consistent with the design of our overall compensation program for the particular year. In 2012, based on Mr. Hockema's recommendation, the compensation committee (i) made no adjustment to Mr. Hockema's base salary and (ii) increased the base salaries of Messrs. Rinkenberger and Donnan by 11% and 5%, respectively, principally to more closely align their base salaries with market and survey information regarding executive officers with similar experience and responsibilities. In 2012, the compensation committee also adjusted the base salaries of Messrs. Bunin and Harvey, who became named executive officers this year based on total compensation for 2012. Base salaries for our named executive officers in 2012 were as follows:

Name	2012 Base Salary
Jack A. Hockema	$831,000
Daniel J. Rinkenberger	$400,000
John M. Donnan	$375,000
Peter Bunin	$375,000
Keith A. Harvey	$365,000
_________________

Annual cash incentives

Like our 2011 short-term incentive plan, our 2012 short-term incentive plan, which we refer to as our 2012 STI Plan, was designed to reward participants for achieving adjusted PTOI of our core Fabricated Products business, including corporate expense in excess of a capital charge equal to 7.5% of adjusted net assets. In addition to incorporating modifiers for safety performance (as measured by TCIR), the 2012 STI Plan also provides for modifiers for individual performance. Among other things, we use PTOI to help us measure the return on net assets employed in our business and believe it is an appropriate measure of the creation of shareholder value under our incentive programs.

In calculating PTOI under our 2012 STI Plan, which the compensation committee approved on March 5, 2012, the adjustments to our net assets to determine the capital charge and PTOI included, among others:

•	adjustments to net assets:

•	excluding the assets and liabilities of our Secondary Aluminum business unit;

•	removing discontinued or former operations and legacy environmental accruals;

•	eliminating fresh start accounting adjustments to the value of property, plant and intangible assets;

•	eliminating voluntary employees' beneficiary association, or VEBA, assets and liabilities;

•	excluding financing items;

•	excluding capital expenditures in progress;

•	adding the prorated value of capital projects and acquisitions larger than 1% of net assets;

•	excluding income tax assets and liabilities;

•	excluding derivative assets or liabilities relating to hedging activities except for those relating to option premiums; and

•	adjusting the workers compensation liability to the undiscounted workers compensation liability.

•	adjustments to PTOI:

•	excluding non-cash last-in, first out inventory charges (benefits) and respective non-cash metal gains (losses);

•	excluding non-cash mark-to-market and lower of cost or market adjustments;

•	adding back depreciation associated with step-down in property, plant and equipment resulting from fresh start accounting;

•	amortizing the following non-recurring activities over three calendar years with the first year being the year of the initial charge if the value exceeds 1% of adjusted net assets:

•	restructuring charges;

•	gain or losses resulting from asset dispositions;

•	labor stoppage costs; and

•	asset impairment charges;

•	excluding discontinued operations and legacy environmental income and expenses;

•	excluding unrealized mark-to-market gains (losses) relating to hedging activities;

•	excluding VEBA income and expense; and

•	excluding workers compensation gains (expenses) caused by changes in the discount rate.

The adjustments listed above were designed to prevent dilution of the performance required to achieve payouts. For example, the company could not achieve payouts by merely acquiring other profitable companies because the performance measure includes the value of any acquired assets.

Our 2012 STI Plan tied pay to performance and only increased the incentive pool for returns in excess of the threshold performance level (subject to the payout maximum). Under our 2012 STI Plan, no payout would be made unless we achieve a threshold adjusted PTOI for our core Fabricated Products business equal to or in excess of the capital charge. A payout at the target level required adjusted PTOI of 15% of our adjusted net assets, and payout at the maximum level required adjusted PTOI of 30% of our adjusted net assets. Consistent with our objective of aligning senior management and our stockholders by rewarding senior management for achieving strategic goals that successfully drive our operations and enhance stockholder value, our 2012 STI Plan provided that performance in excess of the threshold performance level would result in an increase in the overall incentive pool by 6% of adjusted PTOI in excess of the threshold performance level up to the maximum payout opportunity. Potential payouts increased on a straight line basis from the threshold up to the maximum payout as our adjusted PTOI for our core Fabricated Products business exceeded the threshold.

As more fully described below, our adjusted 2012 PTOI for our core Fabricated Products business exceeded the threshold by $77 million.

For 2012, the compensation committee established a cash target under the 2012 STI Plan for each plan participant at the beginning of 2012, taking into consideration, among other things:

•	a targeted level benchmarked to the 50th percentile of our compensation peer group;

•	internal compensation balance;

•	position responsibilities;

•	our business plan and its key underlying assumptions;

•	the expectations under then-existing and anticipated market conditions; and

•	the opportunity to create stockholder value.

Under our 2012 STI Plan, based on our Fabricated Products business results and safety performance, as well as performance, a participant’s award could be modified, in the aggregate, up to plus or minus 100% of the target award, subject to an overall cap on the aggregate award of three times the target. Individuals not meeting individual performance goals could receive a reduced, or even no, payout and individuals meeting or exceeding individual performance goals could receive increased payouts; provided, however, that no increase could exceed the maximum payout opportunity. Although individual monetary awards could be adjusted up or down under the 2012 STI Plan, an amount equal to the entire cash pool was paid to participants.

Because we value the safety of our employees, consistent with prior plans, our 2012 STI Plan also takes into consideration corporate safety performance as well as financial performance. Safety performance, as measured by TCIR, was applied to the calculation of the multiplier used to determine the pool available for distribution under the 2012 STI Plan. The 2012 STI Plan provided that safety performance above or below a threshold could increase or decrease the payout pool available for distribution by 10%; provided, however, that no increase could increase the pool beyond the maximum payout opportunity.

The 2012 STI Plan multiple based on our 2012 results, including safety performance, was approximately 1.7. The 1.7 multiple represents performance greater than the target, but less than the performance required to achieve the maximum payout. All payouts made to our named executive officers in connection with the 2012 STI Plan were made in cash.

The table below sets forth for our 2012 STI Plan the possible payouts that could have been earned by our named executive officers at each performance level and the actual amounts earned by them.

Name	Below Threshold	Threshold	Target	Maximum	Actual
Jack A. Hockema	—	$284,500	$569,000	$1,707,000	$974,533
Daniel J. Rinkenberger	—	$132,500	$265,000	$795,000	$453,869
John M. Donnan	—	$125,000	$250,000	$750,000	$428,178
Peter Bunin	—	$125,000	$250,000	$750,000	$428,178
Keith A. Harvey	—	$120,500	$240,000	$720,000	$411,051

Consistent with our philosophy to pay for performance, the 2012 STI Plan provided that participants would not receive any payout if the threshold-level performance was not achieved, and, at the same time, that participants would have the potential to receive three times the target-level payout if our adjusted PTOI exceeded 30% of our adjusted net assets. In addition to being designed to reward participants for corporate performance, our 2012 STI Plan recognized that our business is cyclical and, consistent with prior years, required a return and economic conditions that would facilitate our ability to pay.

In early 2013, our actual results for 2012 and the resulting award multiple were determined. Each participant's award under the 2012 STI Plan was determined by multiplying his or her monetary incentive target by the award multiple.

The performance of our core Fabricated Products business for 2012 was calculated as follows:

•
Our adjusted 2012 PTOI for our core Fabricated Products business of $131 million was determined by adjusting our reported 2012 PTOI of $166 million pursuant to the terms of the 2012 STI Plan to, among other things, exclude unrealized mark-to-market gains and losses on metal derivative positions and lower of cost or market adjustments on inventory;

•
Our adjusted net assets of $728 million as of December 31, 2011 was determined by adjusting our reported net assets as of December 31, 2011 of $873 million pursuant to the terms of the 2012 STI Plan to, among other things, exclude assets and liabilities of the Secondary Aluminum business unit, financing items, VEBA assets and liabilities, capital expenditures in progress, income tax assets and liabilities and derivative assets and liabilities;

•
The $55 million threshold of adjusted 2012 PTOI (compared to $52 million for 2011) for our core Fabricated Products business required before the minimum payout under the 2012 STI Plan (50% of the target payout) was determined by multiplying our adjusted net assets of $728 million as of December 31, 2011 by 7.5% to determine the applicable capital charge;

•
The 2012 STI Plan pool of $6.5 million was determined by adding (i) $1.9 million (one half of the target payout under the 2012 STI Plan for equaling or exceeding the threshold) and (ii) $4.6 million, representing 6% of the $77 million excess of adjusted 2012 PTOI for our core Fabricated Products business of $131 million over the $55 million threshold, and then taking into consideration the 2012 safety results, which had very little impact on the 2012 STI Plan pool.

•	The final 2012 STI Plan multiplier of 1.7 was determined by dividing the $6.5 million 2012 STI Plan pool by the $3.8 million target payout under the 2012 STI Plan.

The table below sets forth for our 2012 STI Plan, the target, the final 2012 STI plan multiplier and the actual award received for each of our named executive officers:

Name	Target	Final Multiplier	Actual Payout
Jack A. Hockema	$569,000	1.7	$974,533
Daniel J. Rinkenberger	$265,000	1.7	$453,869
John M. Donnan	$250,000	1.7	$428,178
Peter Bunin	$250,000	1.7	$428,178
Keith A. Harvey	$240,000	1.7	$411,051

Long-term incentives

We believe that consistent execution of our strategy over multi-year periods will lead to an increase in shareholder return. We use equity awards to provide our named executive officers with an incentive to focus on long-term shareholder value creation. Our long-term incentive program for 2012 through 2014, which we refer to as our 2012 - 2014 LTI Program, for key employees, including our named executive officers, was approved by the compensation committee on March 5, 2012. Consistent with our 2011 - 2013 long-term incentive program, our 2012 - 2014 LTI Program was designed to “pay-for-performance” and to include retention features by rewarding participants with (1) shares of restricted stock that will cliff vest in 2015 and (2) performance shares that vest only if a certain average annual performance of our core Fabricated Products business for 2012, 2013 and 2014 is achieved.

Our 2012 - 2014 LTI Program provides, with respect to the performance shares, for a threshold performance level up to which no performance shares will vest, a target performance level at which the target number of performance shares will vest, a performance level at or above which the maximum number of performance shares (equal to two times the target number of performance shares) will vest, and pro rata vesting between the threshold and maximum performance levels. Each performance share that becomes vested entitles the participant to receive one share of our common stock.

Similar to our 2012 STI Plan, performance under our 2012 - 2014 LTI Program will be calculated using adjusted PTOI less a capital charge equal to a percentage of our adjusted net assets. The threshold performance required for payout under the 2012 - 2014 LTI Program must equal or exceed a higher capital charge (10% of adjusted net assets) than that required under the 2012 STI Plan (7.5% of adjusted net assets) to reflect the higher level of threshold performance we believe should be required after considering the use of time-based restricted shares as part of our 2012-2014 LTI Program.

The target monetary value for each named executive officer was determined in accordance with the following objectives of our compensation structure which we believe are critical for enhancing shareholder value and our long-term success:

•	an annualized economic equity grant value of long-term incentives between the 50th and the 65th percentiles of our compensation peer group;

•	balanced short-term and long-term goals, with:

•	over 50% of the chief executive officer's target total compensation being delivered through long-term incentives; and

•	over 40% of the target total compensation for the other named executive officers being delivered through long-term incentives.

•	internal compensation balance; and

•	recognition of differing position responsibilities.

The compensation committee determined that each named executive officer, with the exception of Mr. Hockema, should receive time-based restricted stock having an economic value equal to 50% of his target monetary value and a target number of performance shares having an economic value equal to 50% of his target monetary value. As provided by Mr. Hockema's employment agreement and consistent with the foregoing objectives, Mr. Hockema received time-based restricted stock having an economic value equal to 36% of his target monetary value and a target number of performance shares having an economic value equal to 64% of his target monetary value.

The table below sets forth the target monetary value under our 2012 - 2014 LTI Program and the number of shares of restricted stock and performance shares granted to our named executive officers during 2012:

Name	Target Monetary Value	Number of Shares of Restricted Stock(1)	Number of Performance Shares(2)
Jack A. Hockema	$1,886,000	16,177	68,698
Daniel J. Rinkenberger	$575,000	6,850	16,363
John M. Donnan	$500,000	5,956	14,228
Peter Bunin	$500,000	5,956	14,228
Keith A. Harvey	$475,000	5,658	13,517
____________

(1)
The restrictions on 100% of the shares of restricted stock granted will lapse on March 5, 2015 or earlier if the named executive officer's employment terminates as a result of death or disability, the named executive officer's employment is terminated by us without cause, the named executive officer's employment is voluntarily terminated by him for good reason or in the event of a change in control. If the named executive officer's employment terminates before March 5, 2015 as a result of his retirement at or after age 65, the shares of restricted stock granted to him will remain outstanding and the restrictions on 100% of such shares will lapse on March 5, 2015. The number of shares of restricted stock was calculated by dividing the applicable percentage (i.e., 36% for Mr. Hockema and 50% for the other named executive officers) of the target monetary value by the sum of (i) the closing price of our company's common stock on the grant date, which was $47.44 per share on March 5, 2012, reduced by (ii) 11.53%, the discount factor provided by Meridian to reflect the design characteristics, including the vesting period, of the restricted stock.

(2)
The table below sets forth the number of performance shares that will vest for each of Messrs. Hockema, Rinkenberger, Donnan, Bunin and Harvey under our 2012 - 2014 LTI Program at the threshold, target and maximum performance levels:

Name	Threshold	Target	Maximum
Jack A. Hockema	—	34,349	68,698
Daniel J. Rinkenberger	—	8,181	16,363
John M. Donnan	—	7,114	14,228
Peter Bunin	—	7,114	14,228
Keith A. Harvey	—	6,758	13,517

The number of performance shares, if any, that vest based on the level of performance achieved during the three-year performance period will vest on the later to occur of March 5, 2015 and the date on which the compensation committee certifies the performance level achieved during the three-year performance period, which shall be no later than March 15, 2015. If, prior to December 31, 2014, the named executive officer's employment terminates as a result of death or disability, the named executive officer's employment is terminated by us without cause, the named executive officer's employment is voluntarily terminated by him for good reason or in the event of a change in control, the target number of performance shares will vest. If the named executive officer's employment terminates on or after December 31, 2014 but prior to the vesting date, his performance shares will remain outstanding and the number of performance shares, if any, that will vest on the vesting date will be determined based on the performance level achieved during the three-year performance period, except that the performance shares will be forfeited if the executive officer's employment is terminated by us for cause or is voluntarily terminated by him without good reason. If, prior to the vesting date, the named executive officer's employment terminates as a result of his retirement at or after age 65, the performance shares granted to him will remain outstanding and the number of performance shares, if any, that will vest upon the vesting date will be determined based on the performance level achieved during the three-year performance period.
The threshold, target and maximum number of performance shares that may vest, if at all, in 2015 under our 2012-2014 LTI Program are determined as follows:

•
the threshold number of performance shares reflects that no performance shares will vest in 2015 under our 2012-2014 LTI Program unless the Company's performance exceeds the threshold performance required over the 2012 through 2014 performance period;

•
the target number of performance shares was calculated by dividing the applicable percentage (i.e., 64% for Mr. Hockema and 50% for the other named executive officers) of the target monetary value by the sum of (i) the closing price of our company's common stock on the grant date, which was $47.44 per share on March 5, 2012, reduced by (ii) 25.93%, the discount factor provided by Meridian in connection with the calculation of the economic value of the performance shares for purposes of determining the number of performance shares to be granted on the grant date; and

•	the maximum number of performance shares was calculated by dividing an amount equal to twice the target monetary value by the economic value of each performance share on the grant date.

On March 5, 2013, the three-year vesting period applicable to the grant of restricted stock under our long-term incentive program for 2010 through 2012, which we refer to as our 2010-2012 LTI Program, ended and the earned shares vested in accordance with the terms of the underlying grant. In addition, in early 2013 our compensation committee determined that 34% of the target performance shares (17% of the total performance shares) granted under our 2010-2012 LTI Program had been earned based on average performance for 2010, 2011 and 2012. The remaining performance shares granted under our 2010-2012 LTI Program were forfeited. Despite solid performance over the 2010-2012 performance period, our financial results and the resulting multiplier for the 2010-2012 LTI Program were negatively impacted by more than two years of recessionary economic conditions.

Retirement benefits

We no longer maintain a defined benefit pension plan or retiree medical program that covers members of senior management. Retirement benefits to our senior management, including our named executive officers, are currently provided through a defined contribution retirement program consisting of the following two principal plans:

•	the Kaiser Aluminum Savings and Investment Plan, a tax-qualified profit-sharing and 401(k) plan (which we refer to as our Savings Plan); and

•
a nonqualified and unsecured deferred compensation plan intended to restore benefits that would be payable to designated participants in the Savings Plan but for the limitations on benefit accruals and payments imposed by the Internal Revenue Code of 1986 (which we refer to as our Restoration Plan).

The defined contribution retirement program has the following three primary components, which are discussed more fully below:

•	A company match of the employee's pre-tax deferrals under our Savings Plan;

•	A company contribution to the employee's account under our Savings Plan; and

•	A company contribution to the employee's account under our Restoration Plan.

Under the terms of our Restoration Plan, cash balances are maintained in a “rabbi trust” where they remain subject to the claims of our creditors and are otherwise invested in funds designated by each individual from a menu of possible investments. In addition, the cash balances maintained in the rabbi trust are forfeited if the individual is terminated for cause.

The compensation committee believes the Savings Plan and the Restoration Plan support the objectives of our comprehensive compensation structure, including the ability to attract and retain senior and experienced mid- to late-career executives for critical positions within our organization. Each of these plans is discussed more fully below.

Perquisites

During 2012, all of our named executive officers received a vehicle allowance. Mr. Harvey was reimbursed for dues for club memberships, and Mr. Donnan was reimbursed for his relocation expenses and a club membership following his relocation.

Our use of perquisites as an element of compensation is very limited and largely based on business-related entertainment needs. We do not view perquisites as a significant element of our comprehensive compensation structure but do believe that they can be used in conjunction with base salary to attract, motivate and retain individuals in a competitive environment.

Stock Ownership Guidelines

In order to further align the interests of senior management, including our named executive officers, with those of our stockholders, we have stock ownership guidelines. Under those guidelines, members of our senior management are expected to hold common stock having a value equal to a multiple of their base salary as determined by their position. In February 2012, we increased the multiple applicable to our chief executive officer. The guidelines now provide for a target multiple of six times base salary for our chief executive officer and three times base salary for the other named executive officers. Each member of senior management covered by our stock ownership guidelines is expected to retain at least 75% of the net shares resulting from equity compensation awards until he or she achieves the applicable ownership level required by the stock ownership guidelines. The ownership guidelines are expected to be met within five years. Each of our named executive officers has satisfied the applicable stock ownership requirements under the stock ownership guidelines.

For purposes of these guidelines, stock ownership includes shares over which the holder has direct or indirect ownership or control, including restricted stock and restricted stock units, but does not include unexercised stock options. For purposes of measuring compliance with our stock ownership guidelines (1) restricted shares are valued at the closing price of the company's common stock on the grant date, (2) performance shares are valued using the target number of performance shares and the closing price of our common stock on the grant date, and (3) all other shares of common stock purchased or acquired by non-employee directors and members of our senior management are valued at the purchase price of the shares.

Securities Trading Policy

Our securities trading policy contains anti-hedging provisions prohibiting our directors and employees from engaging in any speculative transactions involving our securities, including (1) buying or selling puts or calls, (2) short sales and (3) buying on margin or holding our securities in a margin account.

Employment Contracts, Termination of Employment Arrangements and Change-in-Control Arrangements

As discussed more fully below, in November 2010 we entered into an amended and restated employment agreement with Mr. Hockema. The compensation committee, working with Meridian, determined that the negotiated terms of the agreement were consistent with market practice. The compensation committee also determined that extending the term of the employment agreement with Mr. Hockema was important to, among other things:

•	provide an economic incentive for Mr. Hockema to delay his retirement until at least July 2015;

•	improve our ability to retain other key members of senior management; and

•	provide assurance to our customers and other stakeholders of the continuity of senior management for an extended period.

The compensation committee determined that the agreement and the terms of the agreement were in the best interests of our company and stockholders.

Also, as discussed more fully below, certain members of senior management, including each of our named executive officers, continue to have benefits related to terminations of employment in specified circumstances, including in connection with a change in control, by us without cause and by the named executive officer with good reason. These protections were implemented in 2002 and limit our ability to downwardly adjust certain aspects of compensation, including base salaries and target incentive compensation, without triggering the ability of the affected named executive officer to receive termination benefits.

Tax Deductibility

Section 162(m) of the Internal Revenue Code (“Section 162(m)”) generally limits the deductibility of compensation in excess of $1 million paid to our principal executive officer and our next three highest paid executive officers, other than the principal financial officer, unless certain criteria are satisfied. The compensation committee considers the anticipated tax treatment to our company and our executive officers in the review and establishment of compensation programs and payments.

Historically, the compensation committee determined not to limit compensation to the compensation deductible under Section 162(m) in light of the limited impact of Section 162(m) on our company and our substantial tax attributes, including net operating loss carry-forwards, available to use to offset taxable income. Accordingly, through 2011, our short-term and long-term incentive plans and programs were not designed to meet all the requirements necessary for payouts thereunder to be considered “performance-based” for purposes of Section 162(m).

The compensation committee, however, continued to explore potential modifications to our short- and long-term incentive plans and programs that would increase the deductibility of our incentive compensation, and beginning in March 2012, the compensation committee approved umbrella arrangements annually under our Equity Incentive Plan (which was designed to allow the qualification of awards under Section 162(m)) to gain tax efficiency with respect to our incentive programs. These umbrella arrangements are based on net cash provided by operating activities as a single objective performance metric. The payouts calculated under the umbrella arrangements are not intended to be the actual payouts to the covered employees; rather, it is anticipated that the payouts to the covered employees under the umbrella arrangements will be reduced by the compensation committee through the exercise of negative discretion (which is permitted under Section 162(m). The umbrella arrangements will not result in any duplication of payouts. The approval of such arrangements is consistent with our policy to utilize available tax deductions whenever appropriate and consistent with our compensation philosophy. However, we may still from time to time pay compensation to our executives that may not be fully deductible.

Actions With Respect to 2013 Compensation

The compensation committee has reviewed and determined our compensation program for 2013. The review included discussions with Meridian and management regarding existing and contemplated market practices, as well as the structure and objectives of each component of our compensation program. Upon completion of the review, in March 2013, the compensation committee approved the annual base salaries of our named executive officers for 2013, effective April 1, 2013. For 2013, the compensation committee approved 3%-4% base salary increases for our named executive officers to more closely align their base salaries with market and survey information regarding executive officers with similar experience and responsibilities.

In addition, although the compensation committee concluded that our short- and long-term incentives appeared to be well designed and performing through the business cycle as designed, in March 2013, based on management recommendation, the compensation committee approved modifications to the structure of our short- and long-term incentives to intended to further improve and simplify the plans. Specifically, the compensation committee approved (1) a short-term incentive plan for 2013 with a structure, terms and objectives generally consistent with the structure, terms and objectives of prior plans, except for (i) modifications to the calculations of net assets and pre-tax operating income to exclude cash and cash equivalents, eliminate adjustments for fresh-start accounting and include related assets, liabilities and income/loss of discontinued operations, (ii) increased performance requirement to achieve the maximum payout, requiring adjusted PTOI of at least 35% instead of 30% of adjusted net assets for maximum payout and (iii) increased the target safety requirement, and (2) a long-term incentive program for 2013 through 2015 with a structure, terms and objectives generally consistent with the structure, terms and objectives of our prior programs, except for modifications to the calculations of net assets and PTOI to eliminate adjustments for fresh-start accounting and include related assets, liabilities and income/loss of discontinued operations. For more information regarding the 2013 compensation of our named executive officers, see our Current Report on Form 8-K filed with the SEC on March 8, 2013.

In March 2013, the compensation committee also approved umbrella arrangements under our Equity Incentive Plan similar to the arrangements approved in 2012 (which were designed to allow the qualification of awards under Section 162(m)) to gain tax efficiency with respect to our 2013 incentive programs.

The Role of the Advisory Vote on Executive Compensation

The Company provides its stockholders with the opportunity to cast an annual vote on executive compensation. At our 2012 annual meeting of stockholders, a substantial majority of the shares of our common stock voted on the proposal were voted to approve the compensation of our named executive officers as disclosed in the proxy statement relating to such meeting. The compensation committee has considered the outcome of the vote on executive compensation at our 2012 annual meeting of stockholders and believes it affirms our stockholders' support of our overall approach to executive compensation. Accordingly, we have not made any changes to our overall approach to executive compensation as a result of the 2012 advisory vote. The compensation committee will continue to consider the outcome of the annual vote on executive compensation when making future compensation decisions for the named executive officers.

Summary Compensation Table

The table below sets forth information regarding compensation for our named executive officers: (1) Jack A. Hockema, our President, Chief Executive Officer and Chairman of the Board; (2) Daniel J. Rinkenberger, our Executive Vice President and Chief Financial Officer; and (3) each of John M. Donnan, Peter Bunin and Keith Harvey, our three other most highly compensated executive officers (based on total compensation for 2012).

Name and Principal Position	Year	Salary	Stock Awards (1)	Non-Equity Incentive Plan Compensation (2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (3)	All Other Compensation (4)(5)(6)		Total
Jack A. Hockema,	2012	$831,000	$2,738,130	$974,533	$12,607	$273,999	(7)	$4,830,269
President, Chief	2011	$825,000	$2,321,634	$528,032	$21,769	$340,224	(7)	$4,036,659
Executive Officer	2010	$802,000	$1,507,433	$421,322	$13,342	$295,838	(7)	$3,039,935
and Chairman of the Board

Daniel J. Rinkenberger,	2012	$388,750	$785,428	$453,869	$47,265	$118,311	(8)	$1,793,623
Executive Vice President	2011	$347,500	$573,489	$218,080	$69,298	$124,943	(8)	$1,333,310
and Chief Financial Officer	2010	$318,750	$527,020	$152,653	$47,226	$106,329	(8)	$1,151,978

John M. Donnan,	2012	$370,000	$682,937	$428,178	$39,761	$282,454	(9)	$1,803,330
Executive Vice President-	2011	$330,750	$536,241	$204,160	$59,181	$261,664	(9)	$1,391,996
Legal, Compliance and	2010	$300,250	$412,562	$117,543	$39,317	$87,131	(9)	$956,803
Human Resources

Peter Bunin,	2012	$373,750	$682,937	$428,178	$19,625	$111,885	(10)	$1,616,375
Senior Vice President -
Operations

Keith A. Harvey,	2012	$356,250	$648,793	$411,051	$38,150	$116,643	(11)	$1,570,887
Senior Vice President -
Sales and Marketing,
Aerospace and General
Engineering
____________

(1)
Reflects the aggregate grant date fair value of restricted stock and performance share awards to our named executive officers determined in accordance with Financial Accounting Standards Board Accounting Standard Code Topic 718 (referred to herein as ASC Topic 718), without regard to potential forfeiture. The aggregate grant date fair value of the performance share awards reflected in this table has been determined assuming the probable outcome of the performance condition on the date of the grant and without adjustment for actual performance during the period. The aggregate grant date fair value of the 2012 performance share awards determined assuming the probable outcome of the performance condition and assuming an outcome of the performance condition at the maximum level are as follows:

		Aggregate Grant Date Fair Value
Name	Year	At Probable Performance	At Maximum Performance
Jack A. Hockema	2012	$2,018,901	$3,054,313
Daniel J. Rinkenberger	2012	$480,877	$727,499
John M. Donnan	2012	$418,133	$632,577
Peter Bunin	2012	$418,133	$632,577
Keith A. Harvey	2012	$397,238	$600,966
____________

For information regarding the compensation cost of restricted stock and performance share awards with respect to our 2012 fiscal year, see Note 10 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

(2)	Reflects payments earned under our short-term incentive plans.

(3)
Reflects the aggregate change in actuarial present value of the named executive officer's accumulated benefit under a defined pension benefit plan previously maintained by us for our salaried employees, which we refer to as our Old Pension Plan, during the applicable fiscal year, calculated by (a) assuming mortality according to the RP - 2000WC mortality table projected 23 years with Scale AA and (b) applying a discount rate of 4.70%, 3.75% and 3.40% per annum for 2010, 2011and 2012, respectively, to determine the actuarial present value of the accumulated benefit at December 31 of the preceding year and a discount rate of 4.70%, 3.75% and 3.40% per annum, respectively, to determine the actuarial present value of the accumulated benefit at December 31 of the applicable year. Effective December 17, 2003, the Pension Benefit Guaranty Corporation, or PBGC, terminated and effectively assumed responsibility for making benefit payments in respect of our Old Pension Plan, whereupon all benefit accruals under the Old Pension Plan ceased and benefits available thereunder to certain salaried employees, including Mr. Hockema, were significantly reduced due to the limitations on benefits payable by the PBGC. Above-market or preferential earnings are not available under our Restoration Plan, which is our only plan or arrangement pursuant to which compensation may be deferred on a basis that is not tax-qualified, or any of our other benefit plans.

(4)
Includes contributions made or to be made by us under our Savings Plan. For 2012, includes contributions as follows: Mr. Hockema, $26,925; Mr. Rinkenberger, $25,000; Mr. Donnan, $25,000; Mr. Bunin, $25,000; and Mr. Harvey, $29,387.

(5)
Includes contributions made or to be made by us under our Restoration Plan (which is intended to restore the benefit of contributions that we would have otherwise paid to participants under our Savings Plan but for limitations imposed by the Internal Revenue Code of 1986). For 2012, includes contributions as follows: Mr. Hockema, $136,159; Mr. Rinkenberger, $35,683; Mr. Donnan, $32,416; Mr. Bunin, $32,791; and Mr. Harvey, $30,624.

(6)
Includes dividend and dividend equivalent payments which were not factored into the reported grant date fair value of the restricted stock and performance share awards. For 2012, includes such payments as follows: Mr. Hockema, $96,345; Mr. Rinkenberger, $47,340; Mr. Donnan, $39,742; Mr. Bunin, $42,123; and Mr. Harvey, $32,897.

(7)	Includes the cost to us of perquisites and other personal benefits for Mr. Hockema. For 2012, include a vehicle allowance of $14,570.

(8)	Includes the cost to us of perquisites and other benefits for Mr. Rinkenberger. For 2012, includes a vehicle allowance of $10,288.

(9)
Includes the cost to us of perquisites and other personal benefits for Mr. Donnan. For 2012, include such costs as follow: club membership dues; $8,411, vehicle allowance, $12,684; and relocation costs, $164,201.

(10)	Includes the cost to us of perquisites and other personal benefits for Mr. Bunin. For 2012, includes a vehicle allowance of $11,971.

(11)	Includes the cost to us of perquisites and other personal benefits for Mr. Harvey. For 2012, include such costs as follows: club membership dues, $12,662; and vehicle allowance, $11,073.

As reflected in the table above, the base salary received by each of our named executive officers as a percentage of their respective total compensation was as follows:

•	For 2012 Mr. Hockema, 17.2%; Mr. Rinkenberger, 21.7%; Mr. Donnan, 20.5%; Mr. Bunin, 23.1%; and Mr. Harvey, 22.7%;

•	For 2011, Mr. Hockema, 20.4%; Mr. Rinkenberger, 26.1%; and Mr. Donnan, 23.8%; and

•	For 2010 Mr. Hockema, 26.4%; Mr. Rinkenberger, 27.7%; and Mr. Donnan, 31.4%.

All Other Compensation

The table below sets forth information regarding each component of compensation included in the “All Other Compensation” column of the Summary Compensation Table above.

Name	Year	Savings Plan Contributions	Restoration Plan Contributions	Club Membership Dues	Vehicle Allowance	Other		Dividend and Dividend Equivalent Payments	Total
Jack A. Hockema	2012	$26,925	$136,159	—	$14,570			$96,345	$273,999
	2011	$26,325	$123,234	—	$14,570			$176,095	$340,224
	2010	$26,262	$110,622	—	$14,570	$19,098	(1)	$125,286	$295,838

Daniel J. Rinkenberger	2012	$25,000	$35,683	—	$10,288			$47,340	$118,311
	2011	$20,317	$29,699	$7,152	$10,288			$57,487	$124,943
	2010	$23,201	$20,814	$8,497	$10,288			$43,529	$106,329

John M. Donnan	2012	$25,000	$32,416	$8,411	$12,684	$164,201	(2)	$39,742	$282,454
	2011	$24,242	$20,587	$2,862	$12,684	$155,093	(2)	$46,196	$261,664
	2010	$24,227	$15,948	—	$12,684			$34,272	$87,131

Peter Bunin	2012	$25,000	$32,791	—	$11,971			$42,123	$111,885

Keith A. Harvey	2012	$29,387	$30,624	12,662	$11,073			$32,897	$116,643
____________

(1)	Represents reimbursement of legal fees and expenses incurred by Mr. Hockema in connection with the negotiation and consummation of his amended and restated employment agreement with us.

(2)	Represents reimbursement of relocation costs incurred by Mr. Donnan in connection with his relocation from Texas to California, where our corporate office is located.

Grants of Plan-Based Awards in 2012

The table below sets forth information regarding grants of plan-based awards made to our named executive officers during 2012.

Name	Grant Date	Award Approval Date (1)	Estimated Future Payouts Under Non- Equity Incentive Plan Awards (2)			Estimated Future Payouts Under Equity Incentive Plan Awards (3)			All Other Stock Awards: Number of Shares of Stock or Units (4) (#)	Grant Date Fair Value of Stock and Option Awards (5) ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Jack A. Hockema	—	—	$284,500	$569,000	$1,707,000	—	—	—	—	—
	3/5/2012	3/5/2012	—	—	—	—	—	—	16,177	$719,229
	3/5/2012	3/5/2012	—	—	—	—	34,349	68,698	—	$2,018,901

Daniel J.	—	—	$132,500	$265,000	$795,000	—	—	—	—	—
Rinkenberger	3/5/2012	3/5/2012	—	—	—	—	—	—	6,850	$304,551
	3/5/2012	3/5/2012	—	—	—	—	8,181	16,363	—	$480,877

John M. Donnan	—	—	$125,000	$250,000	$750,000	—	—	—	—	—
	3/5/2012	3/5/2012	—	—	—	—	—	—	5,956	$264,804
	3/5/2012	3/5/2012	—	—	—	—	7,114	14,228	—	$418,133

Peter Bunin	—	—	$125,000	$250,000	$750,000	—	—	—	—	—
	3/5/2012	3/5/2012	—	—	—	—	—	—	5,956	$264,804
	3/5/2012	3/5/2012	—	—	—	—	7,114	14,228	—	$418,133

Keith A. Harvey	—	—	$120,500	$240,000	$720,000	—	—	—	—	—
	3/5/2012	3/5/2012	—	—	—	—	—	—	5,658	$251,555
	3/5/2012	3/5/2012	—	—	—	—	6,758	13,517	—	$397,238
____________

(1)	On March 5, 2012, the compensation committee of our board of directors approved grants of restricted stock and performance shares, with such grants to be effective on the same day.

(2)
Reflects the threshold, target and maximum award amounts under our 2012 STI Plan for our named executive officers. No awards are payable when performance does not reach the threshold performance level. Under our 2012 STI Plan, if the threshold performance level was reached, participants were eligible to receive a cash incentive award between one-half and three times the participant's target award amount. See the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table for the actual monetary awards paid to the named executive officers under the 2012 STI Plan in March 2013.

(3)
Reflects the number of performance shares that will become vested for each of the named executive officers under our 2012 - 2014 LTI Program in 2015 at target and maximum performance levels. No performance shares will vest under the 2012 - 2014 LTI Program unless our company's performance exceeds the threshold performance required during the three-year performance period. The number of performance shares, if any, that vest based on the level of performance achieved during the three-year performance period will vest on the later to occur of March 5, 2015 and the date on which the compensation committee certifies the performance level achieved during the three-year performance period, which shall be no later than March 15, 2015. If, prior to December 31, 2014, the named executive officer's employment terminates as a result of death or disability, the named executive officer's employment is terminated by us without cause, the named executive officer's employment is voluntarily terminated by him for good reason or in the event of a change in control, the target number of performance shares will vest. If the named executive officer's employment terminates on or after December 31, 2014 but prior to the vesting date, his performance shares will remain outstanding and the number of performance shares, if any, that will vest on the vesting date will be determined based on the performance level achieved during the three-year performance period, except that the performance shares will be forfeited if the executive officer's employment is terminated by us for cause or is voluntarily terminated by him without good reason. If, prior to the vesting date, the employment of the named executive officer terminates as a result of retirement at or after age 65, the performance shares granted to him will remain outstanding, and the number of performance shares, if any, that will vest upon the vesting date will be determined based on the performance level achieved during the three-year performance period.

(4)
Reflects the number of shares of restricted stock received by the named executive officer pursuant to awards granted effective March 5, 2012. The restrictions on 100% of the shares of restricted stock granted will lapse on March 5, 2015 or earlier if the named executive officer's employment terminates as a result of death or disability, the named executive officer's employment is terminated by us without cause, the named executive officer's employment is voluntarily terminated by him for good reason or in the event of a change in control. If the named executive officer's employment terminates prior to March 5, 2015 as a result of his retirement at or after age 65, the shares of restricted stock granted to him will remain outstanding and the restrictions on 100% of such shares will lapse on March 5, 2015. The named executive officer will receive all dividends and other distributions paid with respect to the shares of restricted stock he holds, but if any of such dividends or distributions are paid in shares of our capital stock, such shares will be subject to the same restrictions on transferability as are the shares of restricted stock with respect to which they were paid.

(5)
Reflects the aggregate grant date fair value of restricted stock and performance share awards to our named executive officers determined in accordance with ASC Topic 718, without regard to potential forfeiture. The aggregate grant date fair value of the performance share awards reflected in this table has been determined assuming the probable outcome of the performance condition on the date of the grant and without adjustment for actual performance during the period. For information regarding the compensation cost of restricted stock and performance share awards with respect to our 2012 fiscal year, see Note 10 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

Employment-Related Agreements and Certain Employee Benefit Plans

Employment Agreement with Jack A. Hockema

On July 6, 2006, we entered into an employment agreement with Jack A. Hockema, pursuant to which Mr. Hockema continued his duties as our President and Chief Executive Officer. On November 9, 2010, we entered into an amended and restated employment agreement with Mr. Hockema to extend the term of the existing employment agreement from July 5, 2012 through July 6, 2015, eliminate the automatic renewal provision, eliminate our obligation to make excise tax gross-up payments to Mr. Hockema, and modify his long-term incentive compensation to increase the portion of such compensation in the form of performance shares, as more fully described below.

The terms of Mr. Hockema's amended and restated employment agreement provide for an initial base salary of $807,000, subject to annual increases, if any, agreed by us and Mr. Hockema and for an annual short-term incentive target equal to 68.5% of his base salary. The short-term incentive may be paid in cash, shares of the company's common stock, or a combination of cash and shares of the company's common stock, but is subject to both our meeting the applicable underlying performance thresholds and an annual cap of three times the target. If Mr. Hockema's employment terminates other than on a date which is the last day of a fiscal year, then his annual short-term incentive target with respect to the fiscal year in which his employment terminates will be prorated for the actual number of days of employment during such fiscal year, and such amount will be paid to Mr. Hockema or his estate unless his employment was terminated by us for cause. The amended and restated employment agreement provides that Mr. Hockema is entitled to receive annual equity awards (such as restricted stock, stock options or performance shares) with a certain target economic value and modified Mr. Hockema's long-term incentive compensation by increasing the target economic value of his annual equity awards from 165% to 227% of his base salary, decreasing the portion of his annual equity awards in the form of restricted stock from 50% to 36% of the target economic value, and increasing the portion of his annual equity awards in the form of performance shares from 50% to 64% of the target economic value.

Under Mr. Hockema's amended and restated employment agreement, following any termination of his employment, we must pay or provide to Mr. Hockema or his estate:

•	base salary earned through the date of such termination;

•	except in the case of a termination by us for cause, earned but unpaid incentive awards;

•	accrued but unpaid vacation;

•	benefits under our employment benefit plans to the extent vested and not forfeited on the date of such termination; and

•	benefit continuation and conversion rights to the extent provided under our employment benefit plans.

In addition, if Mr. Hockema's employment is terminated as a result of his death or disability, all of his outstanding equity awards will vest in accordance with their terms, subject to the provisions described above, and all of his vested but unexercised grants will remain exercisable through the second anniversary of such termination. If Mr. Hockema's employment is terminated by us for cause, all of his unvested equity grants will be forfeited and all of his vested but unexercised equity grants will be forfeited on the date that is 90 days following such termination. If Mr. Hockema's employment is terminated by us without cause or is voluntarily terminated by him with good reason, in addition to the payment of his accrued benefits as described above, (1) we will make a lump-sum payment to Mr. Hockema in an amount equal to two times the sum of his base salary and annual short-term incentive target, (2) his medical, dental, vision, life insurance and disability benefits, which we refer to as welfare benefits, will continue for two years commencing on the date of such termination, and (3) all of his outstanding equity awards will vest in accordance with their terms, subject to the provisions described above, and all of his vested but unexercised grants will remain exercisable through the second anniversary of such termination.

If there is a change in control of our company, all of Mr. Hockema's equity awards outstanding as of the date of such change in control will vest in accordance with their terms. If Mr. Hockema's employment is terminated by us without cause or is voluntarily terminated by him with good reason within two years following a change in control, in addition to the payments of his accrued benefits as described above, (1) we will make a lump-sum payment to Mr. Hockema in an amount equal to three times the sum of his base salary and annual short-term incentive target, (2) his welfare benefits will continue for three years commencing on the date of such termination, and (3) all previously unvested equity grants will become exercisable and vested but unexercised grants will remain exercisable through the second anniversary of such termination. If any payments to Mr. Hockema would be subject to a federal excise tax by reason of being considered contingent on a change in control, then such payments will be reduced to the minimum extent necessary so that no portion of such payments, as so reduced, is subject to such tax, except that such a reduction will be made only if and to the extent such reduction would result in an increase in the aggregate payment on an after-tax basis.
Mr. Hockema will be subject to noncompetition, nonsolicitation and confidentiality restrictions following his termination of employment.

For quantitative disclosure regarding estimated payments and other benefits that would have been received by Mr. Hockema or his estate if his employment had terminated on December 31, 2012, the last business day of 2012, under various circumstances, see “- Potential Payments and Benefits upon Termination of Employment” below.

Salaried Severance Plan

Mr. Hockema's employment agreement discussed above describes the benefits available to Mr. Hockema upon the severance of his employment with the company. Messrs. Rinkenberger, Donnan, Bunin and Harvey are subject to our severance plan for salaried employees, which we refer to as our Salaried Severance Plan. Our Salaried Severance Plan provides for payment of a termination allowance and continuation of welfare benefits upon an involuntary separation of employment that is intended to be permanent and that is due to our convenience. The termination allowance and continuation of welfare benefits are not available under our Salaried Severance Plan if:

•	the employee received severance compensation or welfare benefit continuation pursuant to a Change in Control Agreement (described below) or any other agreement;

•	the employee's employment is terminated other than by us without cause; or

•	the employee declined to sign, or subsequently revokes, a designated form of release.

The termination allowance payable to covered employees under our Salaried Severance Plan consists of a lump-sum cash payment equal to the employee's weekly base salary multiplied by a number of weeks (not to exceed 26), which we refer to as the continuation period, determined based on the employee's number of years of full employment. Under our Salaried Severance Plan, welfare benefits are continued following the termination of employment for the shorter of the continuation period and the period commencing on the termination of employment and ending on the date that the employee is no longer eligible for coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, or COBRA. As of December 31, 2012, the continuation periods for Messrs. Rinkenberger, Donnan, Bunin and Harvey were 20, 16, 12 and 26 weeks, respectively.

For quantitative disclosure regarding estimated payments and other benefits that would have been received by each of Messrs. Hockema, Rinkenberger, Donnan, Bunin and Harvey or his estate if his employment had terminated on December 31, 2012 under various circumstances, see “- Potential Payments and Benefits upon Termination of Employment” below.

Change in Control Agreements

In 2002, in connection with the commencement of our chapter 11 bankruptcy and the implementation of our court-approved Chapter 11 Key Employee Retention Plan, we also entered into Change in Control Agreements with certain key executives, including Messrs. Hockema, Rinkenberger, Donnan, Bunin and Harvey, in order to provide them with appropriate protection in the event of a termination of employment in connection with a change in control or, except as otherwise provided, a significant restructuring. Mr. Hockema's employment agreement discussed above supersedes his Change in Control Agreement. The Change in Control Agreements terminate on the second anniversary of a change in control.

The Change in Control Agreements provide for severance payments and continuation of welfare benefits upon termination of employment in certain circumstances. The participants are eligible for severance benefits if their employment is terminated by us without cause or by the participant with good reason during a period that commences 90 days prior to the change in control and ends on the second anniversary of the change in control. Participants (including Messrs. Rinkenberger, Donnan, Bunin and Harvey) also are eligible for severance benefits if their employment is terminated by us due to a significant restructuring even when there has been no change in control. These benefits are not available if:

•	the participant's employment is terminated other than by us without cause or by the participant for good reason; or

•	the participant declines to sign, or subsequently revokes, a designated form of release.

In consideration for the severance payment and continuation of benefits, a participant will be subject to noncompetition, nonsolicitation and confidentiality restrictions following his or her termination of employment with us.

Upon a qualifying termination of employment, each of Messrs. Rinkenberger, Donnan, Bunin and Harvey is entitled to receive the following:

•	two times the sum of his base pay and most recent short-term incentive target;

•	a pro-rated portion of his short-term incentive target for the year of termination; and

•	a pro-rated portion of his long-term incentive target in effect for the year of his termination, provided that such target was achieved.

In addition, welfare benefits and perquisites are continued for a period of two years after termination of employment with us.

In general, if any payments would be subject to federal excise tax or any similar state or local tax by reason of being considered contingent on a change in control, the participant will be entitled to receive an additional amount (a “gross-up payment”) such that, after satisfaction of all tax obligations imposed on such payments, the participant retains an amount equal to the federal excise tax or similar state or local tax imposed on such payments. However, if no such federal excise tax or similar state or local tax would apply if the aggregate payments were reduced by 5%, then the aggregate payments to the participant will be reduced by the amount necessary to avoid application of such federal excise tax or similar state or local tax.

For quantitative disclosure regarding estimated payments and other benefits that would have been received by each of Messrs. Hockema, Rinkenberger, Donnan, Bunin and Harvey or his estate if his employment had terminated on December 31, 2012, the last business day of 2012, under various circumstances, see “- Potential Payments and Benefits Upon Termination of Employment” below.

Equity Incentive Plan

Our Equity Incentive Plan is an omnibus plan that facilitates the issuance of incentive awards as part of our comprehensive compensation structure and is administered by a committee of non-employee directors of our board of directors, currently, the compensation committee.

Officers and other key employees (and persons who have agreed to commence serving in any of those capacities within 90 days) who are selected by the compensation committee, as well as our non-employee directors, are eligible to participate in the Equity Incentive Plan. Any director emeritus and any person who provides services to us or any of our subsidiaries that are equivalent to those typically provided by employees and who are selected by the compensation committee are also eligible to participate in the Equity Incentive Plan. As of December 31, 2012, approximately 50 members of management, including our named executive officers, and other key employees had been selected by the compensation committee to receive awards under the Equity Incentive Plan.

Subject to certain adjustments that may be required from time to time to prevent dilution or enlargement of the rights of participants under the Equity Incentive Plan, a maximum of 2,722,222 shares of common stock may be issued under the Equity Incentive Plan. As of December 31, 2012, 934,521 shares of common stock were available for additional awards under the Equity Incentive Plan.

The Equity Incentive Plan authorizes the issuance of option rights, appreciation rights, restricted stock, restricted stock units, performance shares, performance units, awards to non-employee directors and directors emeritus, and other awards, including awards in the forms of cash, shares of common stock, notes or other property. The Equity Incentive Plan will expire on July 6, 2016. No grants will be made under the plan after that date, but all grants made on or prior to such date will continue in effect thereafter subject to the terms thereof and of the Equity Incentive Plan.

Under the Equity Incentive Plan, any award agreement may provide that, if the compensation committee determines that a participant has engaged in any detrimental activity, either during employment by us, or within a specified period after termination of employment, the participant is required to, among other things:

•	forfeit any award under the Equity Incentive Plan held by the participant,

•
return to us (in exchange for our payment to the participant of any cash amount that the participant paid to us for such an award) all shares of our common stock acquired under the Equity Incentive Plan that the participant has not disposed of, and

•
with respect to any shares acquired under the Equity Incentive Plan that the participant has disposed of, pay to us the difference between the market value of those shares on the date they were acquired and any amount that the participant paid for such shares.

Under the Equity Incentive Plan, “detrimental activity” is generally defined to include (1) conduct resulting in an accounting restatement due to material noncompliance with any financial reporting requirements under U.S. federal securities laws, (2) competing with us, (3) soliciting any of our employees to terminate his or her employment with us, (4) disclosing our confidential business information, (5) failing or refusing to promptly disclose and assign to us rights in certain intellectual property that the participant conceived during his or her employment with us, and (6) activity that results in the termination of the participant's employment by us for cause, which we typically define to include violations of our code of business conduct and ethics. Since our Equity Incentive Plan was originally implemented in 2006, each award agreement thereunder, other than award agreements with non-employee directors and a director emeritus, has contained such provisions that are applicable if the compensation committee determines the participant has engaged in detrimental activity, either during employment by us or generally within one year after termination of employment.

The Equity Incentive Plan also permits non-employee directors to elect to receive shares of our common stock in lieu of any or all of the annual cash retainers paid to non-employee directors, including retainers for serving as a committee chair or Lead Independent Director.

In April 2013, our board of directors amended and restated the Equity Incentive Plan to prohibit the purchase for cash of "underwater" options or appreciation rights without shareholder approval.

Our board of directors may, in its discretion, terminate the Equity Incentive Plan at any time. The termination of the Equity Incentive Plan would not affect the rights of participants or their successors under any awards outstanding and not exercised in full on the date of termination.

Our board of directors may at any time and from time to time amend the Equity Incentive Plan in whole or in part. Any amendment which must be approved by our stockholders in order to comply with applicable law or the rules of the principal securities exchange, association or quotation system on which our common stock is then traded or quoted will not be effective unless and until such approval has been obtained. The compensation committee will not, without the further approval of our stockholders: (i) amend any outstanding option or appreciation right to reduce the option price or base price of such outstanding option or appreciation right; (ii) cancel any outstanding option or appreciation right in exchange for an award with an option price or base price that is less than the option price or base price of the original option or appreciation right; or (iii) cancel any outstanding option or appreciation right with an option price or other base price that is greater than the then-current market price of our common shares in exchange for cash or other property.

Savings Plan

We sponsor a tax-qualified profit sharing and 401(k) plan, our Savings Plan, in which eligible salaried employees may participate. Pursuant to the Savings Plan, employees may elect to reduce their current annual compensation up to the lesser of 75% or the statutorily prescribed limit of $17,500 in calendar year 2013 (plus up to an additional $5,500 in the form of “catch-up” contributions for participants near retirement age), and have the amount of any reduction contributed to the Savings Plan. Our Savings Plan is intended to qualify under sections 401(a) and 401(k) of the Internal Revenue Code of 1986, so that contributions by us or our employees to the Savings Plan and income earned on contributions are not taxable to employees until withdrawn from the Savings Plan and so that contributions will be deductible by us when made. We match 100% of the amount an employee contributes to the Savings Plan, subject to a 4% maximum based on the employee's compensation as defined in the Savings Plan.

Employees are immediately vested 100% in our matching contributions to our Savings Plan. We also make annual fixed-rate contributions on behalf of our employees in the following amounts:

•
for our employees who were employed with us on or before January 1, 2004, we contribute in a range from 2% to 10% of the employee's compensation, based upon the sum of the employee's age and years of continuous service as of January 1, 2004; and

•	for our employees who were first employed with us after January 1, 2004, we contribute 2% of the employee's compensation.

As discussed more fully below, the fixed-rate contributions were implemented following the termination of our qualified, defined benefit retirement plan and resulting loss of benefit accruals under that plan.

An employee is required to be employed on the last day of the year in order to receive the fixed-rate contribution. Employees are vested 100% in our fixed-rate contributions to the Savings Plan after three years of service. The total amount of elective, matching and fixed-rate contributions in any year cannot exceed the lesser of 100% of an employee's compensation or $50,000 in 2012, respectively (adjusted annually). We may amend or terminate these matching and fixed-rate contributions at any time by an appropriate amendment to our Savings Plan. Upon termination of employment, employees are eligible to receive a distribution of their vested plan balances under our Savings Plan. The independent trustee of the Savings Plan invests the assets of the Savings Plan as directed by participants.

Restoration Plan

We sponsor a nonqualified, deferred compensation plan, our Restoration Plan, in which members of our senior management and highly compensated employees may participate. Eligibility to participate in our Restoration Plan is determined by the compensation committee. The purpose of our Restoration Plan is to restore the benefit of matching and fixed-rate contributions that we would have otherwise paid to participants under our Savings Plan but for the limitations on benefit accruals and payments imposed by the Internal Revenue Code of 1986. We maintain an account on behalf of each participant in the Restoration Plan, and contributions to a participant's Restoration Plan account to restore benefits under the Savings Plan are made generally in the manner described below:

•
if our matching contributions to a participant under the Savings Plan are limited in any year, we will make an annual contribution to that participant's account under the Restoration Plan equal to the difference between:

•	the matching contributions that we could have made to that participant's account under the Savings Plan if the Internal Revenue Code of 1986 did not impose any limitations; and

•	the maximum contribution we could in fact make to that participant's account under the Savings Plan in light of the limitations imposed by the Internal Revenue Code of 1986.

•
annual fixed-rate contributions to the participant's account under the Restoration Plan are made in an amount equal to between 2% and 10% of the participant's excess compensation, as defined in Section 401(a)(17) of the Internal Revenue Code of 1986.

Participants are immediately vested 100% in our matching contributions to the Restoration Plan and are vested 100% in our fixed-rate contributions to our Restoration Plan after three years of service or upon retirement, death, disability or a change of control. Participants do not make contributions to their respective Restoration Plan accounts. A participant is entitled to distributions six months following his or her termination of service, except that any participant who is terminated for cause will forfeit the entire amount of matching and fixed-rate contributions made by us to that participant's account under the Restoration Plan.

We may amend or terminate these matching and fixed-rate contributions at any time by an appropriate amendment to our Restoration Plan. The value of each participant's account under our Restoration Plan changes based upon the performance of the funds designated by the participant from a menu of various money market and investment funds.

Outstanding Equity Awards at December 31, 2012

The table below sets forth the information regarding equity awards held by our named executive officers as of December 31, 2012 and illustrates the impact of the intended design of our compensation program, which generally insures three years of restricted stock and performance shares grants are outstanding at any time.

	Option Awards				Stock Awards
										Equity
										Incentive
										Plan
										Awards:
								Equity		Market or
								Incentive		Payout
								Plan Awards:		Value
								Number		of
								of		Unearned
							Market	Unearned		Shares,
							Value of	Shares,		Units or
	Number of	Number of			Number of		Shares or	Units or		Other
	Securities	Securities			Shares or		Units of	Other Rights		Rights
	Unexercised	Unexercised	Option		Stock That		Stock That	That Have		That Have
	Options	Options	Exercise	Option	Have Not		Have Not	Not		Not
	(#)	(#)	Price	Expiration	Vested		Vested (1)	Vested		Vested (1)
Name	Exercisable	Unexercisable	($)	Date	(#)		($)	(#)		($)
Jack A. Hockema	8,037(2) (2)	—	$80.01	4/3/2017	10,850	(3)	$669,337	24,305	(6)	$1,499,375
					8,282	(4)	$510,917	32,979	(7)	$2,034,475
					10,243	(5)	$631,891	34,349	(8)	$2,118,990

Daniel J. Rinkenberger	803 (2)	—	$80.01	4/3/2017	7,114	(3)	$438,863	8,497	(6)	$524,180
					5,490	(4)	$338,678	6,557	(7)	$404,501
					6,850	(5)	$422,577	8,181	(8)	$504,686

John M. Donnan	2,083 (2)	—	$80.01	4/3/2017	5,569	(3)	$343,552	6,652	(6)	$524,180
					4,289	(4)	$264,588	5,122	(7)	$404,501
					763	(9)	$47,069	911	(10)	$504,686
					5,956	(5)	$367,426	7,114	(8)	$524,180

Peter Bunin	1,961 (2)	—	$80.01	4/3/2017	6,578	(3)	$405,797	7,858	(6)	$484,760
					5,147	(4)	$317,518	6,147	(7)	$379,208
					5,956	(5)	$367,426	7,114	(8)	$438,863

Keith A. Harvey	1,202 (2)	—	$80.01	4/3/2017	4,589	(3)	$283,095	5,482	(6)	$484,760
					3,774	(4)	$232,818	4,508	(7)	$379,208
					5,658	(5)	$349,042	6,758	(8)	$438,863
____________

(1)
Reflects the aggregate market value determined based on a per share price of $61.69, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2012.

(2)
Reflects option rights granted to the named executive officer effective April 3, 2007. The option rights became exercisable as to one-third of the total number of shares of common stock for which they are exercisable on each of April 3, 2008, April 3, 2009 and April 3, 2010. The option rights expire on April 3, 2017, unless terminated earlier in accordance with their terms.

(3)
For named executive officers other than Mr. Hockema, reflects the number of shares of restricted stock received by the named executive officer pursuant to awards granted effective March 5, 2010; for Mr. Hockema, reflects the number of shares of restricted stock received by him effective March 5, 2010 less the number of shares withheld to satisfy the withholding tax obligations resulting from the recognition of income when he reached age 65 on October 30, 2011. The restrictions on all such shares lapsed on March 5, 2013.

(4)
For named executive officers other than Mr. Hockema, reflects the number of shares of restricted stock received by the named executive officer pursuant to awards granted effective March 5, 2011; for Mr. Hockema, reflects the number of shares of restricted stock received by him effective March 5, 2011 less the number of shares withheld to satisfy the withholding tax obligations resulting from the recognition of income when he reached age 65 on October 30, 2011. The restrictions on all such shares will lapse on March 5, 2014 or earlier if the named executive officer's employment terminates as a result of death or disability, the named executive officer's employment is terminated by us without cause, the named executive officer's employment is voluntarily terminated by him for good reason or in the event of a change of control, each such event being referred to below as an accelerated vesting event. If, prior to March 5, 2014, the named executive officer's employment terminates as a result of his retirement at or after age 65, the shares of restricted stock granted to him will remain outstanding and the restrictions on 100% of such shares will lapse on March 5, 2014.

(5)
For named executive officers other than Mr. Hockema, reflects the number of shares of restricted stock received by the named executive officer pursuant to awards granted effective March 5, 2012; for Mr. Hockema, reflects the number of shares of restricted stock received by him effective March 5, 2012 less the number of shares withheld to satisfy the withholding tax obligations resulting from the recognition of income at the time of grant because Mr. Hockema had previously reached age 65 on October 30, 2011. The restrictions on all such shares will lapse on March 5, 2015 or earlier upon an accelerated vesting event. If, prior to March 5, 2015, the named executive officer's employment terminates as a result of his retirement at or after age 65, the shares of restricted stock granted to him will remain outstanding and the restrictions on 100% of such shares will lapse on March 5, 2015.

(6)
Reflects the target number of performance shares received by the named executive officer pursuant to awards granted effective March 5, 2010. Such target number is approximately one-half of the performance shares received by the named executive officer pursuant to awards granted effective March 5, 2010. The number of performance shares earned based on the level of performance achieved during the three-year performance period vested on March 5, 2013. The compensation committee certified the performance level achieved during the three-year performance period earlier in March 2013 and, based on the certified performance level, 34% of the target number of performance shares received by the named executive officers were earned.

(7)
Reflects the target number of performance shares received by the named executive officer pursuant to awards granted effective March 5, 2011. Such target number is approximately one-half of the performance shares received by the named executive officer pursuant to awards granted effective March 5, 2011. The number of performance shares, if any, that vest based on the level of performance achieved during the three-year performance period will vest on the earlier to occur of March 15, 2014 and the date on which the compensation committee certifies the performance level achieved during the three-year performance period. If, prior to December 31, 2013, an accelerated vesting event occurs with respect to the named executive officer, the target number of performance shares will vest. If an accelerated vesting event occurs with respect to a named executive officer, on or after December 31, 2013 and prior to the vesting date, the performance shares will remain outstanding and the number of performance shares, if any, that will vest on the vesting date will be determined based on the performance level achieved during the applicable three-year performance period, except that the performance shares will be forfeited if the executive officer's employment is terminated by us for cause or is voluntarily terminated by him without good reason prior to age 65. If, prior to the vesting date, the employment of the named executive officer terminates as a result of his retirement at or after age 65, the performance shares granted to him will remain outstanding and the number of performance shares, if any, that will vest on the vesting date will be determined based on the performance level achieved during the applicable three-year performance period. Each performance share that becomes vested entitles the participant to receive one share of our common stock.

(8)
Reflects the target number of performance shares received by the named executive officer pursuant to awards granted effective March 5, 2012. Such target number is approximately one-half of the performance shares received by the named executive officer pursuant to awards granted effective March 5, 2012. The number of performance shares, if any, that vest based on the level of performance achieved during the three-year performance period will vest on the later to occur of March 15, 2015 and the date on which the compensation committee certifies the performance level achieved during the three-year performance period. If, prior to December 31, 2014, an accelerated vesting event occurs with respect to the named executive officer, the target number of performance shares will vest. If an accelerated vesting event occurs with respect to a named executive officer, on or after December 31, 2014 and prior to the vesting date, the performance shares will remain outstanding and the number of performance shares, if any, that will vest on the vesting date will be determined based on the performance level achieved during the applicable three-year performance period, except that the performance shares will be forfeited if the executive officer's employment is terminated by us for cause or is voluntarily terminated by him without good reason prior to age 65. If, prior to the vesting date, the employment of the named executive officer terminates as a result of his retirement at or after age 65, the performance shares granted to him will remain outstanding and the number of performance shares, if any, that will vest on the vesting date will be determined based on the performance level achieved during the applicable three-year performance period. Each performance share that becomes vested entitles the participant to receive one share of our common stock.

(9)
Reflects the number of shares of restricted stock received by Mr. Donnan pursuant to awards granted effective July 1, 2011, in connection with his assumption of increased responsibilities and relocation. The restrictions on all such shares will lapse on March 5, 2014 or earlier upon an accelerated vesting event.

(10)
Reflects the target number of performance shares received by Mr. Donnan pursuant to awards granted effective July 1, 2011 in connection with his assumption of increased responsibilities and relocation. Such performance shares vest on the same terms as the performance shares described in Note 7 above. Each performance share that becomes vested entitles the participant to receive one share of our common stock.

Option Exercises and Stock Vested in 2012

The table below sets forth information regarding the vesting during 2012 of restricted stock and performance shares granted to our named executive officers in 2009.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Jack A. Hockema	25,067	$1,189,179
Daniel J. Rinkenberger	15,782	$748,698
John M. Donnan	12,450	$590,628
Peter Bunin	12,368	$586,737
Keith A. Harvey	9,820	$465,860
____________

(1)
Reflects the aggregate market value of (i) restricted shares that vested on March 5, 2012, determined based on a per share price of $47.44, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on the vesting date of such shares of restricted stock, and (ii) shares of common stock that were received upon the vesting on March 5, 2012 of 1.6% of the total number of performance shares granted in to our named executive officers in 2009 based on actual results over the three-year performance period, determined based on a per share price of $47.44, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on the vesting date of such performance shares.

Pension Benefits as of December 31, 2012

The table below sets forth information regarding the present value as of December 31, 2012 of the accumulated benefits of our named executive officers under our old defined benefit pension plan, our Old Pension Plan. As discussed further below, our Old Pension Plan was terminated on December 17, 2003, at which time the number of years of credited service for participants was frozen.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit (1) ($)
Jack A. Hockema	Kaiser Aluminum Salaried Employees Retirement Plan	11.92	$402,078
Daniel J. Rinkenberger	Kaiser Aluminum Salaried Employees Retirement Plan	12.67	$396,087
John M. Donnan	Kaiser Aluminum Salaried Employees Retirement Plan	10.25	$317,425
Peter Bunin	Kaiser Aluminum Salaried Employees Retirement Plan	7.25	$222,705
Keith A. Harvey	Kaiser Aluminum Salaried Employees Retirement Plan	17.83	$387,969
____________

(1)	Determined (a) assuming mortality according to the RP-2000WC mortality table projected 23 years with Scale AA and (b) applying a discount rate of 3.40% per annum.

The Old Pension Plan previously maintained by us was a qualified, defined-benefit retirement plan for our salaried employees who met certain eligibility requirements. Effective December 17, 2003, the PBGC terminated and effectively assumed responsibility for making benefit payments in respect of the Old Pension Plan. As a result of the termination, all benefit accruals under the Old Pension Plan were terminated and benefits available to certain executive officers, including Mr. Hockema, were significantly reduced due to the limitation on benefits payable by the PBGC. Benefits payable to participants will be reduced to a maximum of $34,742 annually for retirement at age 62, a lower amount for retirement prior to age 62, and a higher amount for retirements after age 62, up to $43,977 at age 65, and participants will not accrue additional benefits. In addition, the PBGC will not make lump-sum payments to participants.

Nonqualified Deferred Compensation for 2012

The table below sets forth, for each of our named executive officers, information regarding his participation in our Restoration Plan during 2012. For additional information about our Restoration Plan, see "Executive Compensation - Restoration Plan."

Name	Registrant Contributions in Last FY (1)	Aggregate Earnings in Last FY (2)(3)	Aggregate Balance at Last FYE
	(a)	(b)	(c)
Jack A. Hockema	$136,159	$264,696	$3,086,095
Daniel J. Rinkenberger	$35,683	$11,937	$188,857
John M. Donnan	$32,416	$25,013	$267,723
Peter Bunin	$32,791	$35,808	$302,507
Keith A. Harvey	$30,624	$25,325	$249,302
____________

(1)	In each case, 100% of such amount is included in the amounts for 2012 reflected in the “All Other Compensation” column of the Summary Compensation Table above.

(2)	Amounts included in this column do not include amounts reflected in column (a).

(3)
Amounts included in this column do not include above-market or preferential earnings (of which there were none) and, accordingly, such amount is not included in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table above.

Potential Payments and Benefits Upon Termination of Employment

The tables below set forth for each named executive officer quantitative disclosure regarding estimated payments and other benefits that would have been received by the named executive officer or his estate if his employment had terminated on December 31, 2012, the last business day of 2012, under the following circumstances:

•	voluntary termination by the named executive officer prior to age 65;

•	termination by us for cause;

•	termination by us without cause or by the named executive officer with good reason;

•	termination by us without cause or by the named executive officer with good reason following a change in control;

•	termination at retirement at or after age 65;

•	termination as a result of disability; or

•	termination as a result of death.

Information regarding estimated payments and other benefits upon termination of employment of Messrs. Rinkenberger, Donnan, Bunin and Harvey at retirement is provided for illustrative purposes notwithstanding the fact that none of such named executive officers had reached age 65 as of December 31, 2012. Mr. Hockema reached age 65 during 2011.

JACK A. HOCKEMA

	Circumstances of Termination
Payments and Benefits	Voluntary Termination by Named Executive Officer Prior to Age 65 (1)	Termination by us for Cause	Termination by us without Cause or by the Named Executive Officer with Good Reason		Termination by us without Cause or by the Named Executive Officer with Good Reason Following a Change in Control		Retirement At or After Age 65	Disability		Death
Payment of earned but unpaid:
Base salary (2)	—	—	—		—		—	—		—
Short-term incentive (3)	—	—	$974,533		$974,533		$974,533	$974,533		$974,533
Vacation (4)	$63,923	$63,923	$63,923		$63,923		$63,923	$63,923		$63,923
Other Benefits:
Lump sum payment	—	—	$2,800,000	(5)	$4,200,000	(6)	—	—		—
Healthcare benefits	—	—	$26,906	(7)	$42,408	(7)	—	—		—
Disability benefits	—	—	$14,497	(8)	$19,869	(8)	—	$294,016	(9)	—
Life insurance	—	—	$15,156	(10)	$23,278	(10)	—	—		$800,000	(11)
Perquisites and other personal benefits	—	—	—		—		—	—		—
Tax gross-up (12)	—	—	—		—		—	—		—
Acceleration of Equity Awards:
Market value of stock vesting on
termination (13)	—	—	$6,475,353		$6,475,353		$6,475,353	$6,475,353		$6,475,353
Spread for options vesting on
termination (14)	—	—	—		—		—	—		—
Distribution of Restoration Plan Balance:
Amount of Distribution (15)	3,086,095	—	$3,086,095		$3,086,095		$3,086,095	$3,086,095		$3,086,095
Total	3,150,018	$63,923	$13,456,463		$14,885,459		$10,599,904	$10,893,920		$11,399,904
____________

(1)
Mr. Hockema reached age 65 on October 30, 2011. Accordingly, any voluntary termination by Mr. Hockema would be treated as retirement at or after age 65. See “Retirement At or After Age 65” column of this table.

(2)	Assumes that there is no earned but unpaid base salary at the time of termination.

(3)
Under our 2012 STI Plan, Mr. Hockema's target award for 2012 was $569,000, but his award could have ranged from a threshold of $284,500 to a maximum of $1,707,000, or could have been zero if the threshold performance was not achieved. Mr. Hockema's award under our 2012 STI Plan was determined in March 2013 to be $974,533. Pursuant to Mr. Hockema's employment agreement, we must pay Mr. Hockema or his estate any earned but unpaid short-term incentive unless his employment is terminated by us for cause. Under Mr. Hockema's employment agreement, if his employment had been terminated during 2012 but prior to December 31, 2012, Mr. Hockema's target award for 2012 under our 2012 STI Plan would have been prorated for the actual number of days of Mr. Hockema's employment in 2012 and Mr. Hockema would have been entitled to payment of such amount, without any increase or reduction that would normally be considered with his award, unless his employment had been terminated by us for cause. Under Mr. Hockema's employment agreement, if his employment had been terminated on December 31, 2012, the last day of our 2012 fiscal year, Mr. Hockema would have been entitled to full payment of his award under the 2012 STI Plan unless his employment had been terminated by us for cause or had been voluntarily terminated by him.

(4)	Assumes that Mr. Hockema used all of his 2012 vacation and that he has four weeks of accrued vacation for 2013.

(5)
Under Mr. Hockema's employment agreement, if Mr. Hockema's employment is terminated by us without cause or is voluntarily terminated by him for good reason, we must make a lump-sum payment to Mr. Hockema in an amount equal to two times the sum of his base salary and target annual bonus opportunity for the fiscal year in which such termination occurs.

(6)
Under Mr. Hockema's employment agreement, if Mr. Hockema's employment is terminated by us without cause or is voluntarily terminated by him for good reason within two years following a change in control, we must make a lump-sum payment to Mr. Hockema in an amount equal to three times the sum of his base salary and target annual bonus opportunity for the fiscal year in which such termination occurs.

(7)
Under Mr. Hockema's employment agreement, if Mr. Hockema's employment is terminated by us without cause or is voluntarily terminated by him for good reason, we must continue his medical and dental benefits for two years, or, if such termination occurs within two years following a change in control, three years, commencing on the date of such termination. The table reflects the present value of such medical and dental benefits at December 31, 2012 determined (a) assuming family coverage in a point of service medical plan and a premium dental plan throughout the applicable benefit continuation period, (b) based on current COBRA coverage rates for 2013 and assuming a 10% increase in the cost of medical and dental coverage for 2014 as compared to 2013 and a 10% increase in the cost of medical and dental coverage for 2015 as compared to 2014.

(8)
Under Mr. Hockema's employment agreement, if Mr. Hockema's employment is terminated by us without cause or is voluntarily terminated by him for good reason, we must continue his disability benefits for two years, or, if such termination occurs within two years following a change in control, three years, commencing on the date of such termination. This table reflects the present value of such disability benefits at December 31, 2012 determined (a) based on our current costs of providing such benefits and assuming such costs do not increase during the applicable benefit continuation period, (b) assuming we pay such costs throughout the applicable benefit continuation period in the same manner as we currently pay such costs, (c) assuming mortality according to the RP-2000 Combined Health mortality table published by the Society of Actuaries, and (d) applying a discount rate of 3.75% per annum.

(9)
Reflects the actuarial present value of Mr. Hockema's disability benefits at December 31, 2012 determined (a) assuming full disability at December 31, 2012, (b) assuming mortality according to the RP-2000 Disabled Retiree mortality table published by the Society of Actuaries, and (c) applying a discount rate of 3.40% per annum. Such disability benefits would be paid by a third-party insurer and not by us.

(10)
Under Mr. Hockema's employment agreement, if Mr. Hockema's employment is terminated by us without cause or is voluntarily terminated by him for good reason, we must continue his life insurance benefits for two years, or, if such termination occurs within two years following a change in control, three years, commencing on the date of such termination. The table reflects the present value of such life insurance benefits at December 31, 2012 determined (a) assuming coverage throughout the applicable benefit continuation period at Mr. Hockema's current election of the maximum available coverage, (b) based on our current costs of providing such benefits and assuming such costs do not increase during the applicable benefit continuation period, (c) assuming we pay such costs throughout the applicable benefit continuation period in the same manner as we currently pay such costs, (d) assuming mortality according to the RP-2000 Combined Health mortality table published by the Society of Actuaries, and (e) applying a discount rate of 3.40% per annum.

(11)
Reflects the life insurance benefit payable assuming Mr. Hockema's death had occurred on December 31, 2012 other than while traveling on company-related business. Such life insurance benefit would have been paid by a third-party insurer and not by us. We maintain a travel and accidental death policy for certain employees, including Mr. Hockema, that would provide a $1,000,000 death benefit payable to Mr. Hockema's estate if his death occurs during company-related travel. Such death benefit would be paid by a third-party insurer and not by us.

(12)
We do not have an obligation to make excise payments to Mr. Hockema. Mr. Hockema's employment agreement, as amended and restated, instead provides that, if any payments to Mr. Hockema would be subject to a federal excise tax by reason of being considered contingent on a change in control, then such payments will be reduced to the minimum extent necessary so that no portion of such payments, as so reduced, is subject to such tax, except that such a reduction will be made only if and to the extent such reduction would result in an increase in the aggregate payment on an after-tax basis. It is estimated that, if Mr. Hockema's employment had been terminated on December 31, 2012 by us without cause or by him for good reason following a change in control on such date, no payments owing to Mr. Hockema would have been subject to a federal excise tax by reason of being considered contingent on a change in control and, accordingly, no such payments would have been reduced.

(13)
If, on December 31, 2012, Mr. Hockema's employment had been terminated as a result of his death or disability, his employment had been terminated by us without cause or his employment had been voluntarily terminated by him for good reason, or if there had been a change in control, then (a) the restrictions on all shares of restricted stock held by Mr. Hockema would have lapsed, (b) the performance shares granted to him effective March 5, 2010 would have remained outstanding, with the number of shares of common stock, if any, to be received by Mr. Hockema in respect of such performance shares to be determined based on the performance level achieved during the applicable three-year performance period, and (c) the target number of performance shares granted to him effective March 5, 2011 and March 5, 2012 would have vested; in such circumstances, the table reflects the aggregate market value, determined based on a per share price of $61.69, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2012, of a number of shares equal to the sum of (i) all shares of restricted stock held by Mr. Hockema, (ii) 8,263, the actual number of shares of common stock received by Mr. Hockema in respect of the performance shares granted to him effective March 5, 2010 based on the performance level achieved during the applicable three-year performance period as determined by our compensation committee in early 2013, and (iii) the target number of shares of common stock that could be received by Mr. Hockema in respect of the performance shares granted to him effective March 5, 2011 and March 5, 2012. If Mr. Hockema had retired on December 31, 2012, then all shares of restricted stock and performance shares that were held by Mr. Hockema on December 31, 2012 would have remained outstanding, with the restrictions on such shares of restricted stock to lapse in each case on the third anniversary of the date of grant and with the number of shares of common stock, if any, to be received by Mr. Hockema in respect of such performance shares to be determined based on the performance level achieved during the applicable three-year performance periods; in such instances, this table reflects the aggregate market value, determined based on a per share price of $61.69, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2012, of a number of shares equal to the sum of (a) all shares of restricted stock held by Mr. Hockema, (b) 8,263, the actual number of shares of common stock received by Mr. Hockema in respect of the performance shares granted to him effective March 5, 2010 based on the performance level achieved during the applicable three-year performance period as determined by our compensation committee in early 2013, and (c) the target number of shares of common stock that could be received by Mr. Hockema in respect of the performance shares granted to him effective March 5, 2011 and March 5, 2012.

(14)
Reflects the spread, if any, of (a) the aggregate market value of the shares of common stock purchasable upon exercise of the option rights which would have vested early due to Mr. Hockema's termination, determined based on a per share price of $61.69, the closing price per share of common stock as reported on the Nasdaq Global Select Market on December 31, 2012, over (b) the aggregate exercise price required to purchase such shares upon exercise of such option rights. All option rights held by Mr. Hockema on December 31, 2012 had previously vested. Accordingly, no spread is reported in this table.

(15)
Under our Restoration Plan, Mr. Hockema is entitled to a distribution of his account balance six months following his termination, except that he will forfeit the entire amount of matching and fixed rate contributions made by us to his account if his employment is terminated for cause. In addition, under our Savings Plan, upon termination of employment, Mr. Hockema is eligible to receive a distribution of his vested balance under the plan; however, such balance is not reflected in this table.

DANIEL J. RINKENBERGER

	Circumstances of Termination
Payments and Benefits	Voluntary Termination by Named Executive Officer Prior to Age 65	Termination by us for Cause	Termination by us without Cause or by the Named Executive Officer with Good Reason		Termination by us without Cause or by the Named Executive Officer with Good Reason Following a Change in Control		Retirement At or After Age 65 (1)	Disability		Death
Payment of earned but unpaid:
Base salary (2)	—	—	—		—		—	—		—
Short-term incentive (3)	—	—	$453,869		$453,869		$453,869	$453,869		$453,869
Vacation (4)	$38,462	$38,462	$38,462		$38,462		$38,462	$38,462		$38,462
Other Benefits:
Lump sum payment	—	—	$153,846	(5)	$1,330,000	(6)	—	—		—
Healthcare benefits	—	—	$4,928	(7)	$26,906	(8)	—	—		—
Disability benefits	—	—	$4,859	(9)	$31,057	(10)	—	$1,407,824	(11)	—
Life insurance	—	—	$57	(12)	$384	(13)	—	—		$100,000	(14)
Perquisites and other personal benefits	—	—	—		$20,576	(15)	—	—		—
Tax gross-up (16)	—	—	—		$287,527		—	—		—
Acceleration of Equity Awards:
Market value of stock vesting on
termination (17)	—	—	$2,287,527		$2,287,527		$2,287,527	$2,287,527		$2,287,527
Spread for options vesting on
termination (18)	—	—	—		—		—	—		—
Distribution of Restoration Plan Balance:
Amount of Distribution (19)	$188,857	—	$188,857		$188,857		$188,857	$188,857		$188,857
Total	$227,319	$38,462	$3,132,405		$4,665,165		$2,968,715	$4,376,539		$3,068,715
____________

(1)	Notwithstanding the fact that Mr. Rinkenberger had not reached age 65 as of December 31, 2012, this column is provided for illustrative purposes.

(2)	Assumes that there is no earned but unpaid base salary at the time of termination.

(3)
Under our 2012 STI Plan, Mr. Rinkenberger's target award for 2012 was $265,000, but his award could have ranged from a threshold of $132,500 to a maximum of $795,000, or could have been zero if the threshold performance was not achieved. Mr. Rinkenberger's award under our 2012 STI Plan was determined in March 2013 to be $453,869. If Mr. Rinkenberger's employment had terminated on December 31, 2012, Mr. Rinkenberger would have been entitled to full payment of his award under the 2012 STI Plan unless his employment had been terminated by us for cause or voluntarily terminated by him other than for good reason. Under the 2012 STI Plan, Mr. Rinkenberger would have been entitled to a pro rata award under the 2012 STI Plan if his employment had been terminated during 2012 but prior to December 31, 2012 and his employment had been terminated as a result of death, disability, normal retirement or full early retirement (position elimination), had been terminated by us without cause or had been voluntarily terminated by him for good reason. Under Mr. Rinkenberger's Change in Control Agreement, if his employment had been terminated by us without cause or by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control and such termination had occurred during 2012 other than on December 31, 2012, Mr. Rinkenberger's target award for 2012 under our 2012 STI Plan would have been prorated for the actual number of days of Mr. Rinkenberger's employment in 2012 and Mr. Rinkenberger would have been entitled to payment of such amount.

(4)	Assumes that Mr. Rinkenberger used all of his 2012 vacation and that he has five weeks of accrued vacation for 2013.

(5)
Under our Salaried Severance Plan, if Mr. Rinkenberger's employment is terminated by us without cause, Mr. Rinkenberger is entitled to a lump-sum payment equal to his weekly base salary multiplied by a number of weeks (not to exceed 26), which we refer to as the continuation period, determined based on his number of years of full employment. As of December 31, 2012, Mr. Rinkenberger's continuation period was 20 weeks.

(6)
Under Mr. Rinkenberger's Change in Control Agreement, if Mr. Rinkenberger's employment is terminated by us without cause or is voluntarily terminated by him for good reason within the period beginning 90 days prior to a change in control and ending two years following a change in control, Mr. Rinkenberger is entitled to a lump-sum payment equal to two times the sum of his base salary and most recent short-term incentive target.

(7)
Under our Salaried Severance Plan, if Mr. Rinkenberger's employment is terminated by us without cause, Mr. Rinkenberger is entitled to continuation of his medical and dental benefits following the termination of employment for a period not to exceed the shorter of his continuation period and the period commencing on the termination of employment and ending on the date he is no longer eligible for coverage under COBRA. This table reflects the present value of such medical and dental benefits at December 31, 2012 determined (a) assuming family coverage in a point of service medical plan and a premium dental plan throughout Mr. Rinkenberger's continuation period and (b) based on current COBRA coverage rates for 2013.

(8)
Under Mr. Rinkenberger's Change in Control Agreement, if Mr. Rinkenberger's employment is terminated by us without cause or is voluntarily terminated by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control, we must continue his medical and dental benefits for two years commencing on the date of such termination. This table reflects the present value of such medical and dental benefits at December 31, 2012 determined (a) assuming family coverage in a point of service medical plan and a premium dental plan throughout the benefit continuation period and (b) based on current COBRA coverage rates for 2013 and assuming a 10% increase in the cost of medical and dental coverage for 2014 as compared to 2013.

(9)
Under our Salaried Severance Plan, if Mr. Rinkenberger's employment is terminated by us without cause, Mr. Rinkenberger is entitled to continuation of his disability benefits following the termination of employment for a period not to exceed the shorter of his continuation period and the period commencing on the termination of employment and ending on the date he is no longer eligible for coverage under COBRA. This table reflects the present value of such disability benefits at December 31, 2012 determined (a) assuming coverage throughout Mr. Rinkenberger's continuation period, (b) based on our current costs of providing such benefits and assuming such costs do not increase during Mr. Rinkenberger's continuation period, (c) assuming we pay such costs throughout Mr. Rinkenberger's continuation period in the same manner as we currently pay such costs, (d) assuming mortality according to the RP-2000 Combined Health mortality table published by the Society of Actuaries, and (e) applying a discount rate of 3.40% per annum.

(10)
Under Mr. Rinkenberger's Change in Control Agreement, if Mr. Rinkenberger's employment is terminated by us without cause or is voluntarily terminated by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control, we must continue his disability benefits for two years commencing on the date of such termination. This table reflects the present value of such disability benefits at December 31, 2012 determined (a) assuming coverage throughout the benefit continuation period, (b) based on our current costs of providing such benefits and assuming such costs do not increase during the applicable benefit continuation period, (c) assuming we pay such costs throughout the applicable benefit continuation period in the same manner as we currently pay such costs, (d) assuming mortality according to the RP-2000 Combined Health mortality table published by the Society of Actuaries, and (e) applying a discount rate of 3.40% per annum.

(11)
Reflects the actuarial present value of Mr. Rinkenberger's disability benefits at December 31, 2012 determined (a) assuming full disability at December 31, 2012, (b) assuming mortality according to the RP-2000 Disabled Retiree mortality table published by the Society of Actuaries, and (c) applying a discount rate of 3.40% per annum. Such disability benefits would be paid by a third-party insurer and not by us.

(12)
Under our Salaried Severance Plan, if Mr. Rinkenberger's employment is terminated by us without cause, Mr. Rinkenberger is entitled to continuation of his life insurance benefits following the termination of employment for a period not to exceed the shorter of his continuation period and the period commencing on the termination of employment and ending on the date he is no longer eligible for coverage under COBRA. This table reflects the present value of such life insurance benefits at December 31, 2012 determined (a) assuming coverage throughout Mr. Rinkenberger's continuation period at his current election of the maximum available coverage, (b) based on our current costs of providing such benefits and assuming such costs do not increase during Mr. Rinkenberger's continuation period, (c) assuming we pay such costs throughout Mr. Rinkenberger's continuation period in the same manner as we currently pay such costs, (d) assuming mortality according to the RP-2000 Combined Health mortality table published by the Society of Actuaries, and (e) applying a discount rate of 3.40% per annum.

(13)
Under Mr. Rinkenberger's Change in Control Agreement, if Mr. Rinkenberger's employment is terminated by us without cause or is voluntarily terminated by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control, we must continue his life insurance benefits for two years commencing on the date of such termination. This table reflects the present value of such life insurance benefits at December 31, 2012 determined (a) assuming coverage throughout the benefit continuation period at his current election of the maximum available coverage, (b) based on our current costs of providing such benefits and assuming such costs do not increase during the applicable benefit continuation period, (c) assuming we pay such costs throughout the applicable benefit continuation period in the same manner as we currently pay such costs, (d) assuming mortality according to the RP-2000 Combined Health mortality table published by the Society of Actuaries, and (e) applying a discount rate of 3.40% per annum.

(14)
Reflects the life insurance benefit payable assuming Mr. Rinkenberger's death had occurred on December 31, 2012 other than while traveling on company-related business. Such life insurance benefit would have been paid by a third-party insurer and not by us. We maintain a travel and accidental death policy for certain employees, including Mr. Rinkenberger, that would provide an additional $1,000,000 death benefit payable to Mr. Rinkenberger's estate if his death occurs during company-related travel. Such death benefit would be paid by a third-party insurer and not by us.

(15)
Under Mr. Rinkenberger's Change in Control Agreement, if Mr. Rinkenberger's employment is terminated by us without cause or is voluntarily terminated by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control, we must continue his perquisites for two years commencing on the date of such termination. This table reflects the estimated cost to us of continuing Mr. Rinkenberger's perquisites for such two-year period as follows: vehicle allowance, $20,576. Such amount has been estimated by multiplying the cost of Mr. Rinkenberger's vehicle allowance for 2012 by two.

(16)
Under Mr. Rinkenberger's Change in Control Agreement, in general, if any payments to Mr. Rinkenberger would be subject to federal excise tax or any similar state or local tax by reason of being considered contingent on a change in control, we must pay to Mr. Rinkenberger an additional amount such that, after satisfaction of all tax obligations imposed on such payments, Mr. Rinkenberger retains an amount equal to the federal excise tax or similar state or local tax imposed on such payments. However, if no such federal excise tax or similar state or local tax would apply if the aggregate payments were reduced by 5%, then the aggregate payments to Mr. Rinkenberger will be reduced by the amount necessary to avoid application of such federal excise tax or similar state or local tax. This table reflects an estimate of any such additional amount that we would have been obligated to pay Mr. Rinkenberger, or any such reduction to the aggregate payments to Mr. Rinkenberger that would have occurred, if his employment had been terminated on December 31, 2012 by us without cause or by him for good reason following a change in control on such date.

(17)
If, on December 31, 2012, Mr. Rinkenberger's employment had been terminated as a result of his death or disability, his employment had been terminated by us without cause or his employment had been voluntarily terminated by him for good reason, or if there had been a change in control, then (a) the restrictions on all shares of restricted stock that were held by Mr. Rinkenberger on December 31, 2012 would have lapsed, (b) the performance shares granted to him effective March 5, 2010 would have remained outstanding, with the number of shares of common stock, if any, to be received by Mr. Rinkenberger in respect of such performance shares to be determined based on the performance level achieved during the applicable three-year performance period, and (c) the target number of performance shares granted to him effective March 5, 2011 and March 5, 2012 would have vested; in such circumstances, the table reflects the aggregate market value, determined based on a per share price of $61.69, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2012, of a number of shares equal to (i) all shares of restricted stock held by Mr. Rinkenberger on December 31, 2012, (ii) 2,889, the actual number of shares of common stock received by Mr. Rinkenberger in respect of the performance shares granted to him effective March 5, 2010 based on the performance level achieved during the applicable three-year performance period as determined by our compensation committee in early 2013, and (iii) the target number of shares of common stock that could be received by Mr. Rinkenberger in respect of the performance shares granted to him effective March 5, 2011 and March 5, 2012. If Mr. Rinkenberger had qualified for retirement on December 31, 2012 and he had retired on such date, then (a) the shares of restricted stock granted to Mr. Rinkenberger effective March 5, 2010, March 5, 2011 and March 5, 2012 would have remained outstanding and the restrictions on such shares would lapse on March 5, 2013, March 5, 2014 and March 5, 2015, respectively, and (b) the performance shares granted to Mr. Rinkenberger effective March 5, 2010, March 5, 2011 and March 5, 2012 would have remained outstanding with the number of shares of common stock, if any, to be received by Mr. Rinkenberger in respect to such performance shares to be determined based on the performance level achieved during the applicable three-year performance periods; in such circumstances, this table reflects the aggregate market value, determined based on a per share price of $61.69, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2012, of a number of shares equal to the sum of (i) all shares of restricted stock granted to Mr. Rinkenberger effective March 5, 2010, March 5, 2011 and March 5, 2012, (ii) 2,889, the actual number of shares of common stock received by Mr. Rinkenberger in respect of the performance shares granted to him effective March 5, 2010 based on the performance level achieved during the applicable three-year performance period as determined by our compensation committee in early 2013, and (iii) the target number of shares of common stock that could be received by Mr. Rinkenberger in respect of the performance shares granted to him effective March 5, 2011 and March 5, 2012.

(18)
Reflects the spread, if any, of (a) the aggregate market value of the shares of common stock purchasable upon exercise of the option rights which would have vested early due to Mr. Rinkenberger's termination, determined based on a per share price of $61.69, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2012, over (b) the aggregate exercise price required to purchase such shares upon exercise of such option rights. All option rights that were held by Mr. Rinkenberger on December 31, 2012 had previously vested. Accordingly, no spread is reflected in this table.

(19)
Under our Restoration Plan, Mr. Rinkenberger is entitled to a distribution of his account balance six months following his termination, except that he will forfeit the entire amount of matching and fixed rate contributions made by us to his account if he is terminated for cause. In addition, under our Savings Plan, upon termination of employment, Mr. Rinkenberger is eligible to receive a distribution of his vested balance under the plan; however, such balance is not reflected in this table.

JOHN M. DONNAN

	Circumstances of Termination
Payments and Benefits	Voluntary Termination by Named Executive Officer Prior to Age 65	Termination by us for Cause	Termination by us without Cause or by the Named Executive Officer with Good Reason		Termination by us without Cause or by the Named Executive Officer with Good Reason Following a Change in Control		Retirement At or After Age 65 (1)	Disability		Death
Payment of earned but unpaid:
Base salary (2)	—	—	—		—		—	—		—
Short-term incentive (3)	—	—	$428,178		$428,178		$428,178	$428,178		$428,178
Vacation (4)	$28,846	$28,846	$28,846		$28,846		$28,846	$28,846		$28,846
Other Benefits:
Lump sum payment	—	—	$115,385	(5)	$1,250,000	(6)	—	—		—
Healthcare benefits	—	—	$3,942	(7)	$26,906	(8)	—	—		—
Disability benefits	—	—	$4,357	(9)	$28,511	(10)	—	$1,605,057	(11)	—
Life insurance	—	—	$384	(12)	$2,531	(13)	—	—		$800,000	(14)
Perquisites and other personal benefits	—	—	—		$42,190	(15)	—	—		—
Tax gross-up (16)	—	—	—		—		—	—		—
Acceleration of Equity Awards:
Market value of stock vesting on
termination (17)	—	—	$1,973,155		$1,973,155		$1,973,155	$1,973,155		$1,973,155
Spread for options vesting on
termination (18)	—	—	—		—		—	—		—
Distribution of Restoration Plan Balance:
Amount of Distribution (19)	$267,723	—	$267,723		$267,723		$267,723	$267,723		$267,723
Total	$296,569	$28,846	$2,821,970		$4,048,040		$2,697,902	$4,302,959		$3,497,902
____________

(1)	Notwithstanding the fact that Mr. Donnan had not reached age 65 as of December 31, 2012, this column is provided for illustrative purposes.

(2)	Assumes that there is no earned but unpaid base salary at the time of termination.

(3)
Under our 2012 STI Plan, Mr. Donnan's target award for 2012 was $250,000, but his award could have ranged from a threshold of $125,000 to a maximum of $750,000, or could have been zero if the threshold performance was not achieved. Mr. Donnan's award under our 2012 STI Plan was determined in March 2013 to be $428,178. If Mr. Donnan's employment had terminated on December 31, 2012, Mr. Donnan would have been entitled to full payment of his award under the 2012 STI Plan unless his employment had been terminated by us for cause or voluntarily terminated by him other than for good reason. Under the 2012 STI Plan, Mr. Donnan would have been entitled to a pro rata award under the 2012 STI Plan if his employment had been terminated during 2012 but prior to December 31, 2012 and his employment had been terminated as a result of death, disability, normal retirement or full early retirement (position elimination), had been terminated by us without cause or had been voluntarily terminated by him for good reason. Under Mr. Donnan's Change in Control Agreement, if his employment had been terminated by us without cause or by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control and such termination had occurred during 2012 other than on December 31, 2012, Mr. Donnan's target award for 2012 under our 2012 STI Plan would have been prorated for the actual number of days of Mr. Donnan's employment in 2012 and Mr. Donnan would have been entitled to payment of such amount.

(4)	Assumes that Mr. Donnan used all of his 2012 vacation and that he has four weeks of accrued vacation for 2013.

(5)
Under our Salaried Severance Plan, if Mr. Donnan's employment is terminated by us without cause, Mr. Donnan is entitled to a lump-sum payment equal to his weekly base salary multiplied by a number of weeks (not to exceed 26), which we refer to as the continuation period, determined based on his number of years of full employment. As of December 31, 2012, Mr. Donnan's continuation period was 16 weeks.

(6)
Under Mr. Donnan's Change in Control Agreement, if Mr. Donnan's employment is terminated by us without cause or is voluntarily terminated by him for good reason within the period beginning 90 days prior to a change in control and ending two years following a change in control, Mr. Donnan is entitled to a lump-sum payment equal to two times the sum of his base salary and most recent short-term incentive target.

(7)
Under our Salaried Severance Plan, if Mr. Donnan's employment is terminated by us without cause, Mr. Donnan is entitled to continuation of his medical and dental benefits following the termination of employment for a period not to exceed the shorter of his continuation period and the period commencing on the termination of employment and ending on the date he is no longer eligible for coverage under COBRA. This table reflects the present value of such medical and dental benefits at December 31, 2012 determined (a) assuming family coverage in a point of service medical plan and a premium dental plan through out Mr. Donnan's continuation period and (b) based on current COBRA coverage rates for 2013.

(8)
Under Mr. Donnan's Change in Control Agreement, if Mr. Donnan's employment is terminated by us without cause or is voluntarily terminated by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control, we must continue his medical and dental benefits for two years commencing on the date of such termination. This table reflects the present value of such medical and dental benefits at December 31, 2012 determined (a) assuming family coverage in a point of service medical plan and a premium dental plan through out the benefit continuation period and (b) based on current COBRA coverage rates for 2013 and assuming a 10% increase in the cost of medical and dental coverage for 2014 as compared to 2013.

(9)
Under our Salaried Severance Plan, if Mr. Donnan's employment is terminated by us without cause, Mr. Donnan is entitled to continuation of his disability benefits following the termination of employment for a period not to exceed the shorter of his continuation period and the period commencing on the termination of employment and ending on the date he is no longer eligible for coverage under COBRA. This table reflects the present value of such disability benefits at December 31, 2012 determined (a) assuming coverage throughout Mr. Donnan's continuation period, (b) based on our current costs of providing such benefits and assuming such costs do not increase during Mr. Donnan's continuation period, (c) assuming we pay such costs throughout Mr. Donnan's continuation period in the same manner as we currently pay such costs, (d) assuming mortality according to the RP-2000 Combined Health mortality table published by the Society of Actuaries, and (e) applying a discount rate of 3.40% per annum.

(10)
Under Mr. Donnan's Change in Control Agreement, if Mr. Donnan's employment is terminated by us without cause or is voluntarily terminated by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control, we must continue his disability benefits for two years commencing on the date of such termination. This table reflects the present value of such disability benefits at December 31, 2012 determined (a) assuming coverage through out the benefit continuation period, (b) based on our current costs of providing such benefits and assuming such costs do not increase during the applicable benefit continuation period, (c) assuming we pay such costs throughout the applicable benefit continuation period in the same manner as we currently pay such costs, (d) assuming mortality according to the RP-2000 Combined Health mortality table published by the Society of Actuaries, and (d) applying a discount rate of 3.40% per annum.

(11)
Reflects the actuarial present value of Mr. Donnan's disability benefits at December 31, 2012 determined (a) assuming full disability at December 31, 2012, (b) assuming mortality according to the RP-2000 Disabled Retiree mortality table published by the Society of Actuaries, and (c) applying a discount rate of 3.75% per annum. Such disability benefits would be paid by a third-party insurer and not by us.

(12)
Under our Salaried Severance Plan, if Mr. Donnan's employment is terminated by us without cause, Mr. Donnan is entitled to continuation of his life insurance benefits following the termination of employment for a period not to exceed the shorter of his continuation period and the period commencing on the termination of employment and ending on the date he is no longer eligible for coverage under COBRA. This table reflects the present value of such life insurance benefits at December 31, 2012 determined (a) assuming coverage throughout Mr. Donnan's continuation period at his current election of the maximum available coverage, (b) based on our current costs of providing such benefits and assuming such costs do not increase during Mr. Donnan's continuation period, (c) assuming we pay such costs throughout Mr. Donnan's continuation period in the same manner as we currently pay such costs, (d) assuming mortality according to the RP-2000 Combined Health mortality table published by the Society of Actuaries, and (e) applying a discount rate of 3.40% per annum.

(13)
Under Mr. Donnan's Change in Control Agreement, if Mr. Donnan's employment is terminated by us without cause or is voluntarily terminated by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control, we must continue his life insurance benefits for two years commencing on the date of such termination. This table reflects the present value of such life insurance benefits at December 31, 2012 determined (a) assuming coverage throughout the benefit continuation period at his current election of the maximum available coverage, (b) based on our current costs of providing such benefits and assuming such costs do not increase during the applicable benefit continuation period, (c) assuming we pay such costs throughout the applicable benefit continuation period in the same manner as we currently pay such costs, (d) assuming mortality according to the RP-2000 Combined Health mortality table published by the Society of Actuaries, and (e) applying a discount rate of 3.40% per annum.

(14)
Reflects the life insurance benefit payable assuming Mr. Donnan's death had occurred on December 31, 2012 other than while traveling on company-related business. Such life insurance benefit would have been paid by a third-party insurer and not by us. We maintain a travel and accidental death policy for certain employees, including Mr. Donnan, that would provide an additional $1,000,000 death benefit payable to Mr. Donnan's estate if his death occurs during company-related travel. Such death benefit would be paid by a third-party insurer and not by us.

(15)
Under Mr. Donnan's Change in Control Agreement, if Mr. Donnan's employment is terminated by us without cause or is voluntarily terminated by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control, we must continue his perquisites for two years commencing on the date of such termination. This table reflects the estimated cost to us of continuing Mr. Donnan's perquisites for such two-year period as follows: club membership dues, $16,822; and vehicle allowance, $25,368. Such amount has been estimated by multiplying the cost of Mr. Donnan's perquisites for 2012 by two.

(16)
Under Mr. Donnan's Change in Control Agreement, in general, if any payments to Mr. Donnan would be subject to federal excise tax or any similar state or local tax by reason of being considered contingent on a change in control, we must pay to Mr. Donnan an additional amount such that, after satisfaction of all tax obligations imposed on such payments, Mr. Donnan retains an amount equal to the federal excise tax or similar state or local tax imposed on such payments. However, if no such federal excise tax or similar state or local tax would apply if the aggregate payments were reduced by 5%, then the aggregate payments to Mr. Donnan will be reduced by the amount necessary to avoid application of such federal excise tax or similar state or local tax. This table reflects an estimate of any such additional amount that we would have been obligated to pay Mr. Donnan, or any such reduction to the aggregate payments to Mr. Donnan that would have occurred, if his employment had been terminated on December 31, 2012 by us without cause or by him for good reason following a change in control on such date.

(17)
If, on December 31, 2012, Mr. Donnan's employment had been terminated as a result of his death or disability, his employment had been terminated by us without cause or his employment had been voluntarily terminated by him for good reason, or if there had been a change in control, then (a) the restrictions on all shares of restricted stock held by Mr. Donnan would have lapsed, (b) the performance shares granted to him effective March 5, 2010 would have remained outstanding, with the number of shares of common stock, if any, to be received by Mr. Donnan in respect of such performance shares to be determined based on the performance level achieved during the applicable three-year performance period, and (c) the target number of performance shares granted to him effective March 5, 2011, July 1, 2011 and March 5, 2012 would have vested; in such circumstances, this table reflects the aggregate market value, determined based on a per share price of $61.69, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2012, of a number of shares equal to (i) all shares of restricted stock held by Mr. Donnan,(ii) 2,261, the actual number of shares of common stock received by Mr. Donnan in respect of the performance shares granted to him effective March 5, 2010 based on the performance level achieved during the applicable three-year performance period as determined by our compensation committee in early 2013, and (iii) the target number of shares of common stock that could be received by Mr. Donnan in respect of the performance shares granted to him effective March 5, 2011, July 1, 2011 and March 5, 2012. If Mr. Donnan had qualified for retirement on December 31, 2012 and he had retired on such date, then (a) the shares of restricted stock granted to Mr. Donnan effective March 5, 2010, March 5, 2011, July 1, 2011 and March 5, 2012 would have remained outstanding and the restrictions on such shares would lapse on March 5, 2013, March 5, 2014, March 5, 2014 and March 5, 2015, respectively, and (b) the performance shares granted to Mr. Donnan effective March 5, 2010, March 5, 2011, July 1, 2011 and March 5, 2012 would have remained outstanding with the number of shares of common stock, if any, to be received by Mr. Donnan in respect of such performance shares to be determined based on the performance level achieved during the applicable three-year performance periods; in such circumstances, the table reflects the aggregate market value, determined based on a per share price of $61.69, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2012, of a number of shares equal to the sum of (i) all shares of restricted stock granted to Mr. Donnan effective March 5, 2010, March 5, 2011, July 1, 2011 and March 5, 2012, (ii) 2,261, the actual number of shares of common stock received by Mr. Donnan in respect of the performance shares granted to him effective March 5, 2010 based on the performance level achieved during the applicable three-year performance period as determined by our compensation committee in early 2013, and (iii) the target number of shares of common stock that could be received by Mr. Donnan in respect of the performance shares granted to him effective March 5, 2011, July 1, 2011 and March 5, 2012.

(18)
Reflects the spread, if any, of (a) the aggregate market value of the shares of common stock purchasable upon exercise of the option rights which would have vested early due to Mr. Donnan's termination, determined based on a per share price of $61.69, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2012, over (b) the aggregate exercise price required to purchase such shares upon exercise of such option rights. All option rights that were held by Mr. Donnan on December 31, 2012 had previously vested. Accordingly, no spread is reflected in this table because the $80.01 per share exercise price of such option rights exceeded the $61.69 closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2012.

(19)
Under our Restoration Plan, Mr. Donnan is entitled to a distribution of his account balance six months following his termination, except that he will forfeit the entire amount of matching and fixed rate contributions made by us to his account if he is terminated for cause. In addition, under our Savings Plan, upon termination of employment, Mr. Donnan is eligible to receive a distribution of his vested balance under the plan; however, such balance is not reflected in this table.

PETER BUNIN

	Circumstances of Termination
Payments and Benefits	Voluntary Termination by Named Executive Officer Prior to Age 65 (1)	Termination by us for Cause	Termination by us without Cause or by the Named Executive Officer with Good Reason		Termination by us without Cause or by the Named Executive Officer with Good Reason Following a Change in Control		Retirement At or After Age 65 (1)	Disability		Death
Payment of earned but unpaid:
Base salary (2)	—	—	—		—		—	—		—
Short-term incentive (3)	—	—	$428,178		$428,178		$428,178	$428,178		$428,178
Vacation (4)	$28,846	$28,846	$28,846		$28,846		$28,846	$28,846		$28,846
Other Benefits:
Lump sum payment	—	—	$115,385	(5)	$1,250,000	(6)	—	—		—
Healthcare benefits	—	—	$2,957	(7)	$26,906	(8)	—	—		—
Disability benefits	—	—	$4,916	(9)	$30,428	(10)	—	$1,080,133	(11)	—
Life insurance	—	—	$667	(12)	$4,462	(13)	—	—		$790,000	(14)
Perquisites and other personal benefits	—	—	—		$23,942	(15)	—	—		—
Tax gross-up (16)	—	—	—		—		—	—		—
Acceleration of Equity Awards:
Market value of stock vesting on
termination (17)	—	—	$2,073,586		$2,073,586		$2,073,586	$2,073,586		$2,073,586
Spread for options vesting on
termination (18)	—	—	—		—		—	—		—
Distribution of Restoration Plan Balance:
Amount of Distribution (19)	$302,507	—	$302,507		$302,507		$302,507	$302,507		$302,507
Total	$331,353	$28,846	$2,957,042		$4,168,855		$2,833,117	$3,913,250		$3,623,117
____________

(1)	Notwithstanding the fact that Mr. Bunin had not reached age 65 as of December 31, 2012, this column is provided for illustrative purposes.

(2)	Assumes that there is no earned but unpaid base salary at the time of termination.

(3)
Under our 2012 STI Plan, Mr. Bunin's target award for 2012 was $250,000, but his award could have ranged from a threshold of $125,000 to a maximum of $750,000, or could have been zero if the threshold performance was not achieved. Mr. Bunin's award under our 2012 STI Plan was determined in March 2013 to be $428,178. If Mr. Bunin's employment had terminated on December 31, 2012, Mr. Bunin would have been entitled to full payment of his award under the 2012 STI Plan unless his employment had been terminated by us for cause or voluntarily terminated by him other than for good reason. Under the 2012 STI Plan, Mr. Bunin would have been entitled to a pro rata award under the 2012 STI Plan if his employment had been terminated during 2012 but prior to December 31, 2012 and his employment had been terminated as a result of death, disability, normal retirement or full early retirement (position elimination), had been terminated by us without cause or had been voluntarily terminated by him for good reason. Under Mr. Bunin's Change in Control Agreement, if his employment had been terminated by us without cause or by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control and such termination had occurred during 2012 other than on December 31, 2012, Mr. Bunin's target award for 2012 under our 2012 STI Plan would have been prorated for the actual number of days of Mr. Bunin's employment in 2012 and Mr. Bunin would have been entitled to payment of such amount.

(4)	Assumes that Mr. Bunin used all of his 2012 vacation and that he has four weeks of accrued vacation for 2013.

(5)
Under our Salaried Severance Plan, if Mr. Bunin's employment is terminated by us without cause, Mr. Bunin is entitled to a lump-sum payment equal to his weekly base salary multiplied by a number of weeks (not to exceed 26), which we refer to as the continuation period, determined based on his number of years of full employment. As of December 31, 2012, Mr. Bunin's continuation period was 12 weeks.

(6)
Under Mr. Bunin's Change in Control Agreement, if Mr. Bunin's employment is terminated by us without cause or is voluntarily terminated by him for good reason within the period beginning 90 days prior to a change in control and ending two years following a change in control, Mr. Bunin is entitled to a lump-sum payment equal to two times the sum of his base salary and most recent short-term incentive target.

(7)
Under our Salaried Severance Plan, if Mr. Bunin's employment is terminated by us without cause, Mr. Bunin is entitled to continuation of his medical and dental benefits following the termination of employment for a period not to exceed the shorter of his continuation period and the period commencing on the termination of employment and ending on the date he is no longer eligible for coverage under COBRA. This table reflects the present value of such medical and dental benefits at December 31, 2012 determined (a) assuming family coverage in a point of service medical plan and a premium dental plan through out Mr. Bunin's continuation period and (b) based on current COBRA coverage rates for 2013.

(8)
Under Mr. Bunin's Change in Control Agreement, if Mr. Bunin's employment is terminated by us without cause or is voluntarily terminated by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control, we must continue his medical and dental benefits for two years commencing on the date of such termination. This table reflects the present value of such medical and dental benefits at December 31, 2012 determined (a) assuming family coverage in a point of service medical plan and a premium dental plan through out the benefit continuation period and (b) based on current COBRA coverage rates for 2013 and assuming a 10% increase in the cost of medical and dental coverage for 2014 as compared to 2013.

(9)
Under our Salaried Severance Plan, if Mr. Bunin's employment is terminated by us without cause, Mr. Bunin is entitled to continuation of his disability benefits following the termination of employment for a period not to exceed the shorter of his continuation period and the period commencing on the termination of employment and ending on the date he is no longer eligible for coverage under COBRA. This table reflects the present value of such disability benefits at December 31, 2012 determined (a) assuming coverage throughout Mr. Bunin's continuation period, (b) based on our current costs of providing such benefits and assuming such costs do not increase during Mr. Bunin's continuation period, (c) assuming we pay such costs throughout Mr. Bunin's continuation period in the same manner as we currently pay such costs, (d) assuming mortality according to the RP-2000 Combined Health mortality table published by the Society of Actuaries, and (e) applying a discount rate of 3.40% per annum.

(10)
Under Mr. Bunin's Change in Control Agreement, if Mr. Bunin's employment is terminated by us without cause or is voluntarily terminated by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control, we must continue his disability benefits for two years commencing on the date of such termination. This table reflects the present value of such disability benefits at December 31, 2012 determined (a) assuming coverage through out the benefit continuation period, (b) based on our current costs of providing such benefits and assuming such costs do not increase during the applicable benefit continuation period, (c) assuming we pay such costs throughout the applicable benefit continuation period in the same manner as we currently pay such costs, (d) assuming mortality according to the RP-2000 Combined Health mortality table published by the Society of Actuaries, and (d) applying a discount rate of 3.40% per annum.

(11)
Reflects the actuarial present value of Mr. Bunin's disability benefits at December 31, 2012 determined (a) assuming full disability at December 31, 2012, (b) assuming mortality according to the RP-2000 Disabled Retiree mortality table published by the Society of Actuaries, and (c) applying a discount rate of 3.75% per annum. Such disability benefits would be paid by a third-party insurer and not by us.

(12)
Under our Salaried Severance Plan, if Mr. Bunin's employment is terminated by us without cause, Mr. Bunin is entitled to continuation of his life insurance benefits following the termination of employment for a period not to exceed the shorter of his continuation period and the period commencing on the termination of employment and ending on the date he is no longer eligible for coverage under COBRA. This table reflects the present value of such life insurance benefits at December 31, 2012 determined (a) assuming coverage throughout Mr. Bunin's continuation period at his current election of the maximum available coverage, (b) based on our current costs of providing such benefits and assuming such costs do not increase during Mr. Bunin's continuation period, (c) assuming we pay such costs throughout Mr. Bunin's continuation period in the same manner as we currently pay such costs, (d) assuming mortality according to the RP-2000 Combined Health mortality table published by the Society of Actuaries, and (e) applying a discount rate of 3.40% per annum.

(13)
Under Mr. Bunin's Change in Control Agreement, if Mr. Bunin's employment is terminated by us without cause or is voluntarily terminated by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control, we must continue his life insurance benefits for two years commencing on the date of such termination. This table reflects the present value of such life insurance benefits at December 31, 2012 determined (a) assuming coverage through out the benefit continuation period at his current election of the maximum available coverage, (b) based on our current costs of providing such benefits and assuming such costs do not increase during the applicable benefit continuation period, (c) assuming we pay such costs throughout the applicable benefit continuation period in the same manner as we currently pay such costs, (d) assuming mortality according to the RP-2000 Combined Health mortality table published by the Society of Actuaries, and (e) applying a discount rate of 3.40% per annum.

(14)
Reflects the life insurance benefit payable assuming Mr. Bunin's death had occurred on December 31, 2012 other than while traveling on company-related business. Such life insurance benefit would have been paid by a third-party insurer and not by us. We maintain a travel and accidental death policy for certain employees, including Mr. Bunin, that would provide an additional $1,000,000 death benefit payable to Mr. Bunin's estate if his death occurs during company-related travel. Such death benefit would be paid by a third-party insurer and not by us.

(15)
Under Mr. Bunin's Change in Control Agreement, if Mr. Bunin's employment is terminated by us without cause or is voluntarily terminated by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control, we must continue his perquisites for two years commencing on the date of such termination. This table reflects the estimated cost to us of continuing Mr. Bunin's perquisites for such two-year period as follows: vehicle allowance, $23,942. Such amount has been estimated by multiplying the cost of Mr. Bunin's vehicle allowance for 2012 by two.

(16)
Under Mr. Bunin's Change in Control Agreement, in general, if any payments to Mr. Bunin would be subject to federal excise tax or any similar state or local tax by reason of being considered contingent on a change in control, we must pay to Mr. Bunin an additional amount such that, after satisfaction of all tax obligations imposed on such payments, Mr. Bunin retains an amount equal to the federal excise tax or similar state or local tax imposed on such payments. However, if no such federal excise tax or similar state or local tax would apply if the aggregate payments were reduced by 5%, then the aggregate payments to Mr. Bunin will be reduced by the amount necessary to avoid application of such federal excise tax or similar state or local tax. This table reflects an estimate of any such additional amount that we would have been obligated to pay Mr. Bunin, or any such reduction to the aggregate payments to Mr. Bunin that would have occurred, if his employment had been terminated on December 31, 2012 by us without cause or by him for good reason following a change in control on such date.

(17)
If, on December 31, 2012, Mr. Bunin's employment had been terminated as a result of his death or disability, his employment had been terminated by us without cause or his employment had been voluntarily terminated by him for good reason, or if there had been a change in control, then (a) the restrictions on all shares of restricted stock held by Mr. Bunin would have lapsed, (b) the performance shares granted to him effective March 5, 2010 would have remained outstanding, with the number of shares of common stock, if any, to be received by Mr. Bunin in respect of such performance shares to be determined based on the performance level achieved during the applicable three-year performance period, and (c) the target number of performance shares granted to him effective March 5, 2011 and March 5, 2012 would have vested; in such circumstances, this table reflects the aggregate market value, determined based on a per share price of $61.69, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2012, of a number of shares equal to (i) all shares of restricted stock held by Mr. Bunin, (ii) 2,671, the actual number of shares of common stock received by Mr. Bunin in respect of the performance shares granted to him effective March 5, 2010 based on the performance level achieved during the applicable three-year performance period as determined by our compensation committee in early 2013, and (iii) the target number of shares of common stock that could be received by Mr. Bunin in respect of the performance shares granted to him effective March 5, 2011 and March 5, 2012. If Mr. Bunin had qualified for retirement on December 31, 2012 and he had retired on such date, then (a) the shares of restricted stock granted to Mr. Bunin effective March 5, 2010, March 5, 2011 and March 5, 2012 would have remained outstanding and the restrictions on such shares would lapse on March 5, 2013, March 5, 2014 and March 5, 2015, respectively, and (b) the performance shares granted to Mr. Bunin effective March 5, 2010, March 5, 2011 and March 5, 2012 would have remained outstanding with the number of shares of common stock, if any, to be received by Mr. Bunin in respect of such performance shares to be determined based on the performance level achieved during the applicable three-year performance periods; in such circumstances, the table reflects the aggregate market value, determined based on a per share price of $61.69, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2012, of a number of shares equal to the sum of (i) all shares of restricted stock granted to Mr. Bunin effective March 5, 2010, March 5, 2011 and March 5, 2012, (ii) 2,671, the actual number of shares of common stock received by Mr. Bunin in respect of the performance shares granted to him effective March 5, 2010 based on the performance level achieved during the applicable three-year performance period as determined by our compensation committee in early 2013, and (iii) the target number of shares of common stock that could be received by Mr. Bunin in respect of the performance shares granted to him effective March 5, 2011 and March 5, 2012.

(18)
Reflects the spread, if any, of (a) the aggregate market value of the shares of common stock purchasable upon exercise of the option rights which would have vested early due to Mr. Bunin's termination, determined based on a per share price of $61.69, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2012, over (b) the aggregate exercise price required to purchase such shares upon exercise of such option rights. All option rights that were held by Mr. Bunin on December 31, 2012 had previously vested. Accordingly, no spread is reflected in this table because the $80.01 per share exercise price of such option rights exceeded the $61.69 closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2012.

(19)
Under our Restoration Plan, Mr. Bunin is entitled to a distribution of his account balance six months following his termination, except that he will forfeit the entire amount of matching and fixed rate contributions made by us to his account if he is terminated for cause. In addition, under our Savings Plan, upon termination of employment, Mr. Bunin is eligible to receive a distribution of his vested balance under the plan; however, such balance is not reflected in this table.

KEITH A. HARVEY

	Circumstances of Termination
Payments and Benefits	Voluntary Termination by Named Executive Officer Prior to Age 65 (1)	Termination by us for Cause	Termination by us without Cause or by the Named Executive Officer with Good Reason		Termination by us without Cause or by the Named Executive Officer with Good Reason Following a Change in Control		Retirement At or After Age 65 (1)	Disability		Death
Payment of earned but unpaid:
Base salary (2)	—	—	—		—		—	—		—
Short-term incentive (3)	—	—	$411,051		$411,051		$411,051	$411,051		$411,051
Vacation (4)	$35,096	$35,096	$35,096		$35,096		$35,096	$35,096		$35,096
Other Benefits:
Lump sum payment	—	—	$182,500	(5)	$1,210,000	(6)	—	—		—
Healthcare benefits	—	—	$6,406	(7)	$26,906	(8)	—	—		—
Disability benefits	—	—	$4,649	(9)	$30,062	(10)	—	$1,508,496	(11)	—
Life insurance	—	—	$418	(12)	$2,749	(13)	—	—		$800,000	(14)
Perquisites and other personal benefits	—	—	—		$47,470	(15)	—	—		—
Tax gross-up (16)	—	—	—		$845,043		—	—		—
Acceleration of Equity Awards:
Market value of stock vesting on
termination (17)	—	—	$1,674,884		$1,674,884		$1,674,884	$1,674,884		$1,674,884
Spread for options vesting on
termination (18)	—	—	—		—		—	—		—
Distribution of Restoration Plan Balance:
Amount of Distribution (19)	$249,302	—	$249,302		$249,302		$249,302	$249,302		$249,302
Total	$284,398	$35,096	$2,564,306		$4,532,563		$2,370,333	$3,878,829		$3,170,333
____________

(1)	Notwithstanding the fact that Mr. Harvey had not reached age 65 as of December 31, 2012, this column is provided for illustrative purposes.

(2)	Assumes that there is no earned but unpaid base salary at the time of termination.

(3)
Under our 2012 STI Plan, Mr. Harvey's target award for 2012 was $240,000, but his award could have ranged from a threshold of $120,500 to a maximum of $720,000, or could have been zero if the threshold performance was not achieved. Mr. Harvey's award under our 2012 STI Plan was determined in March 2013 to be $411,051. If Mr. Harvey's employment had terminated on December 31, 2012, Mr. Harvey would have been entitled to full payment of his award under the 2012 STI Plan unless his employment had been terminated by us for cause or voluntarily terminated by him other than for good reason. Under the 2012 STI Plan, Mr. Harvey would have been entitled to a pro rata award under the 2012 STI Plan if his employment had been terminated during 2012 but prior to December 31, 2012 and his employment had been terminated as a result of death, disability, normal retirement or full early retirement (position elimination), had been terminated by us without cause or had been voluntarily terminated by him for good reason. Under Mr. Harvey's Change in Control Agreement, if his employment had been terminated by us without cause or by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control and such termination had occurred during 2012 other than on December 31, 2012, Mr. Harvey's target award for 2012 under our 2012 STI Plan would have been prorated for the actual number of days of Mr. Harvey's employment in 2012 and Mr. Harvey would have been entitled to payment of such amount.

(4)	Assumes that Mr. Harvey used all of his 2012 vacation and that he has five weeks of accrued vacation for 2013.

(5)
Under our Salaried Severance Plan, if Mr. Harvey's employment is terminated by us without cause, Mr. Harvey is entitled to a lump-sum payment equal to his weekly base salary multiplied by a number of weeks (not to exceed 26), which we refer to as the continuation period, determined based on his number of years of full employment. As of December 31, 2012, Mr. Harvey's continuation period was 26 weeks.

(6)
Under Mr. Harvey's Change in Control Agreement, if Mr. Harvey's employment is terminated by us without cause or is voluntarily terminated by him for good reason within the period beginning 90 days prior to a change in control and ending two years following a change in control, Mr. Harvey is entitled to a lump-sum payment equal to two times the sum of his base salary and most recent short-term incentive target.

(7)
Under our Salaried Severance Plan, if Mr. Harvey's employment is terminated by us without cause, Mr. Harvey is entitled to continuation of his medical and dental benefits following the termination of employment for a period not to exceed the shorter of his continuation period and the period commencing on the termination of employment and ending on the date he is no longer eligible for coverage under COBRA. This table reflects the present value of such medical and dental benefits at December 31, 2012 determined (a) assuming family coverage in a point of service medical plan and a premium dental plan through out Mr. Harvey's continuation period and (b) based on current COBRA coverage rates for 2013.

(8)
Under Mr. Harvey's Change in Control Agreement, if Mr. Harvey's employment is terminated by us without cause or is voluntarily terminated by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control, we must continue his medical and dental benefits for two years commencing on the date of such termination. This table reflects the present value of such medical and dental benefits at December 31, 2012 determined (a) assuming family coverage in a point of service medical plan and a premium dental plan through out the benefit continuation period and (b) based on current COBRA coverage rates for 2013 and assuming a 10% increase in the cost of medical and dental coverage for 2014 as compared to 2013.

(9)
Under our Salaried Severance Plan, if Mr. Harvey's employment is terminated by us without cause, Mr. Harvey is entitled to continuation of his disability benefits following the termination of employment for a period not to exceed the shorter of his continuation period and the period commencing on the termination of employment and ending on the date he is no longer eligible for coverage under COBRA. This table reflects the present value of such disability benefits at December 31, 2012 determined (a) assuming coverage throughout Mr. Harvey's continuation period, (b) based on our current costs of providing such benefits and assuming such costs do not increase during Mr. Harvey's continuation period, (c) assuming we pay such costs throughout Mr. Bunin's continuation period in the same manner as we currently pay such costs, (d) assuming mortality according to the RP-2000 Combined Health mortality table published by the Society of Actuaries, and (e) applying a discount rate of 3.40% per annum.

(10)
Under Mr. Harvey's Change in Control Agreement, if Mr. Harvey's employment is terminated by us without cause or is voluntarily terminated by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control, we must continue his disability benefits for two years commencing on the date of such termination. This table reflects the present value of such disability benefits at December 31, 2012 determined (a) assuming coverage through out the benefit continuation period, (b) based on our current costs of providing such benefits and assuming such costs do not increase during the applicable benefit continuation period, (c) assuming we pay such costs throughout the applicable benefit continuation period in the same manner as we currently pay such costs, (d) assuming mortality according to the RP-2000 Combined Health mortality table published by the Society of Actuaries, and (d) applying a discount rate of 3.40% per annum.

(11)
Reflects the actuarial present value of Mr. Harvey's disability benefits at December 31, 2012 determined (a) assuming full disability at December 31, 2012, (b) assuming mortality according to the RP-2000 Disabled Retiree mortality table published by the Society of Actuaries, and (c) applying a discount rate of 3.40% per annum. Such disability benefits would be paid by a third-party insurer and not by us.

(12)
Under our Salaried Severance Plan, if Mr. Harvey's employment is terminated by us without cause, Mr. Harvey is entitled to continuation of his life insurance benefits following the termination of employment for a period not to exceed the shorter of his continuation period and the period commencing on the termination of employment and ending on the date he is no longer eligible for coverage under COBRA. This table reflects the present value of such life insurance benefits at December 31, 2012 determined (a) assuming coverage throughout Mr. Harvey's continuation period at his current election of the maximum available coverage, (b) based on our current costs of providing such benefits and assuming such costs do not increase during Mr. Harvey's continuation period, (c) assuming we pay such costs throughout Mr. Harvey's continuation period in the same manner as we currently pay such costs, (d) assuming mortality according to the RP-2000 Combined Health mortality table published by the Society of Actuaries, and (e) applying a discount rate of 3.40% per annum.

(13)
Under Mr. Harvey's Change in Control Agreement, if Mr. Harvey's employment is terminated by us without cause or is voluntarily terminated by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control, we must continue his life insurance benefits for two years commencing on the date of such termination. This table reflects the present value of such life insurance benefits at December 31, 2012 determined (a) assuming coverage through out the benefit continuation period at his current election of the maximum available coverage, (b) based on our current costs of providing such benefits and assuming such costs do not increase during the applicable benefit continuation period, (c) assuming we pay such costs throughout the applicable benefit continuation period in the same manner as we currently pay such costs, (d) assuming mortality according to the RP-2000 Combined Health mortality table published by the Society of Actuaries, and (e) applying a discount rate of 3.40% per annum.

(14)
Reflects the life insurance benefit payable assuming Mr. Harvey's death had occurred on December 31, 2012 other than while traveling on company-related business. Such life insurance benefit would have been paid by a third-party insurer and not by us. We maintain a travel and accidental death policy for certain employees, including Mr. Harvey, that would provide an additional $1,000,000 death benefit payable to Mr. Harvey's estate if his death occurs during company-related travel. Such death benefit would be paid by a third-party insurer and not by us.

(15)
Under Mr. Harvey's Change in Control Agreement, if Mr. Harvey's employment is terminated by us without cause or is voluntarily terminated by him for good reason within the period commencing 90 days prior to a change in control and ending two years following a change in control, we must continue his perquisites for two years commencing on the date of such termination. This table reflects the estimated cost to us of continuing Mr. Harvey's perquisites for such two-year period as follows: club membership dues, $25,322; and vehicle allowance, $22,146. Such amount has been estimated by multiplying the cost of Mr. Harvey's perquisites for 2012 by two.

(16)
Under Mr. Harvey's Change in Control Agreement, in general, if any payments to Mr. Harvey would be subject to federal excise tax or any similar state or local tax by reason of being considered contingent on a change in control, we must pay to Mr. Harvey an additional amount such that, after satisfaction of all tax obligations imposed on such payments, Mr. Harvey retains an amount equal to the federal excise tax or similar state or local tax imposed on such payments. However, if no such federal excise tax or similar state or local tax would apply if the aggregate payments were reduced by 5%, then the aggregate payments to Mr. Harvey will be reduced by the amount necessary to avoid application of such federal excise tax or similar state or local tax. This table reflects an estimate of any such additional amount that we would have been obligated to pay Mr. Harvey, or any such reduction to the aggregate payments to Mr. Harvey that would have occurred, if his employment had been terminated on December 31, 2012 by us without cause or by him for good reason following a change in control on such date.

(17)
If, on December 31, 2012, Mr. Harvey's employment had been terminated as a result of his death or disability, his employment had been terminated by us without cause or his employment had been voluntarily terminated by him for good reason, or if there had been a change in control, then (a) the restrictions on all shares of restricted stock held by Mr. Harvey would have lapsed, (b) the performance shares granted to him effective March 5, 2010 would have remained outstanding, with the number of shares of common stock, if any, to be received by Mr. Harvey in respect of such performance shares to be determined based on the performance level achieved during the applicable three-year performance period, and (c) the target number of performance shares granted to him effective March 5, 2011 and March 5, 2012 would have vested; in such circumstances, this table reflects the aggregate market value, determined based on a per share price of $61.69, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2012, of a number of shares equal to (i) all shares of restricted stock held by Mr. Harvey, (ii) 1,863, the actual number of shares of common stock received by Mr. Harvey in respect of the performance shares granted to him effective March 5, 2010 based on the performance level achieved during the applicable three-year performance period as determined by our compensation committee in early 2013, and (iii) the target number of shares of common stock that could be received by Mr. Harvey in respect of the performance shares granted to him effective March 5, 2011 and March 5, 2012. If Mr. Harvey had qualified for retirement on December 31, 2012 and he had retired on such date, then (a) the shares of restricted stock granted to Mr. Harvey effective March 5, 2010, March 5, 2011 and March 5, 2012 would have remained outstanding and the restrictions on such shares would lapse on March 5, 2013, March 5, 2014 and March 5, 2015, respectively, and (b) the performance shares granted to Mr. Harvey effective March 5, 2010, March 5, 2011 and March 5, 2012 would have remained outstanding with the number of shares of common stock, if any, to be received by Mr. Harvey in respect of such performance shares to be determined based on the performance level achieved during the applicable three-year performance periods; in such circumstances, the table reflects the aggregate market value, determined based on a per share price of $61.69, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2012, of a number of shares equal to the sum of (i) all shares of restricted stock granted to Mr. Harvey effective March 5, 2010, March 5, 2011 and March 5, 2012, (ii) 1,863, the actual number of shares of common stock received by Mr. Harvey in respect of the performance shares granted to him effective March 5, 2010 based on the performance level achieved during the applicable three-year performance period as determined by our compensation committee in early 2013, and (iii) the target number of shares of common stock that could be received by Mr. Harvey in respect of the performance shares granted to him effective March 5, 2011 and March 5, 2012.

(18)
Reflects the spread, if any, of (a) the aggregate market value of the shares of common stock purchasable upon exercise of the option rights which would have vested early due to Mr. Harvey's termination, determined based on a per share price of $61.69, the closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2012, over (b) the aggregate exercise price required to purchase such shares upon exercise of such option rights. All option rights that were held by Mr. Harvey on December 31, 2012 had previously vested. Accordingly, no spread is reflected in this table because the $80.01 per share exercise price of such option rights exceeded the $61.69 closing price per share of our common stock as reported on the Nasdaq Global Select Market on December 31, 2012.

(19)
Under our Restoration Plan, Mr. Harvey is entitled to a distribution of his account balance six months following his termination, except that he will forfeit the entire amount of matching and fixed rate contributions made by us to his account if he is terminated for cause. In addition, under our Savings Plan, upon termination of employment, Mr. Harvey is eligible to receive a distribution of his vested balance under the plan; however, such balance is not reflected in this table.

DIRECTOR COMPENSATION

The table below sets forth certain information concerning compensation of our non-employee directors who served in 2012.

Director Compensation for 2012

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	All Other Compensation (3)	Total
Carolyn Bartholomew	$77,750	$75,000	$1,536	$154,286
David Foster	$72,500	$75,000	$1,536	$149,036
Teresa A. Hopp	$92,750	$75,000	$1,536	$169,286
Lauralee E. Martin	$82,500	$75,000	$1,536	$159,036
William F. Murdy	$74,750	$75,000	$1,536	$151,286
Alfred E. Osborne, Jr., Ph.D.	$87,750	$75,000	$1,536	$164,286
Jack Quinn	$66,000	$75,000	$1,536	$142,536
Thomas M. Van Leeuwen	$89,750	$75,000	$1,536	$166,286
Brett E. Wilcox	$83,750	$75,000	$1,536	$160,286
____________

(1)
Reflects (a) annual retainer of $45,000, (b) any additional annual retainer for serving as Lead Independent Director or chair of a committee of the board of directors, (c) fees for attendance of board or board committee meetings and (d) fees received by members of the audit committee who participated in the review and selection of the company's 2013 independent accounting firm. Each non-employee director had the right to elect to receive shares of our common stock in lieu of any or all of his or her annual cash retainer, including retainers for serving as a committee chair or Lead Independent Director. In 2012: Ms. Martin elected to receive 943 shares of common stock in lieu of $44,962 of her annual retainer; Mr. Murdy elected to receive 786 shares of common stock in lieu of $37,476 of his annual retainer; Dr. Osborne elected to receive 1,258 shares of common stock in lieu of $59,981 of his annual retainer; and Mr. Wilcox elected to receive 943 shares of common stock in lieu of $44,962 of his annual retainer. In each case, the number of shares received was determined based on a per share price of $47.68, the closing price per share of our common stock as reported by the Nasdaq Global Select Market on June 7, 2012, the award date of the annual retainers.

(2)
Reflects the aggregate grant date fair value of restricted stock awards to non-employee directors determined in accordance with ASC Topic 718, without regard to potential forfeiture. On June 7, 2012, in accordance with our director compensation policy described below, each non-employee director received a grant of restricted stock having a value of $75,000; the closing price per share of our common stock as reported by the Nasdaq Global Select Market on June 7, 2012 was $47.68, resulting in the issuance of 1,572 shares of restricted stock to each non-employee director. For additional information regarding the compensation cost of restricted stock awards with respect to our 2012 fiscal year, see Note 10 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012. As of December 31, 2012, each non-employee director held 1,572 shares of restricted stock. The restrictions on 100% of the shares of restricted stock granted to non-employee directors will lapse on June 7, 2013 or earlier if the director's services to our company terminate as a result of death or disability, or in the event of a change in control. The non-employee director will receive all dividends and other distributions paid with respect to the shares of restricted stock he or she holds, but if any of such dividends or distributions are paid in shares of our capital stock, such shares will be subject to the same restrictions on transferability as are the shares of restricted stock with respect to which they were paid.

(3)	Reflects dividends received on restricted stock. In 2012, each of the directors received $1,536 in dividends paid on restricted stock.

Director Compensation Arrangements

We periodically review director compensation in relation to other comparable companies and in light of other factors that the compensation committee deems appropriate and discuss director compensation with the full board of directors. No changes to the director compensation policy were made in 2012. However, in 2012, the board of directors increased the stock ownership guidelines applicable to non-employee directors from five times their annual base retainer to six times their annual base retainer. In January 2013, the compensation committee approved a fee of $1,500 per day for meetings with independent accounting firms for members of the audit committee who participated in the review and selection of the company's 2013 independent accounting firm.

Pursuant to the director compensation policy, each non-employee director receives the following compensation:

•	an annual retainer of $45,000 per year;

•	an annual grant of restricted stock having a value equal to $75,000;

•	a fee of $1,500 per day for each meeting of the board of directors attended in person and $750 per day for each such meeting attended by phone; and

•
a fee of $1,500 per day for each in-person committee meeting of the board of directors attended ($2,000 per day for each such audit committee meeting) and $750 per day for each telephonic committee meeting of the board of directors meeting attended ($1,000 per day for each such audit committee meeting).

In addition, pursuant to our director compensation policy, our Lead Independent Director receives an additional annual retainer of $10,000, the chair of the audit committee receives an additional annual retainer of $15,000, the chair of the compensation committee receives an additional annual retainer of $5,000 and the chair of the nominating and corporate governance committee receives an additional annual retainer of $5,000, with all such amounts payable at the same time as the annual retainer. Each non-employee director may elect to receive shares of common stock in lieu of any or all of his or her annual retainer, including any additional annual retainer for service as the Lead Independent Director or the chair of a committee of the board of directors. Our stock ownership guidelines require our non-employee directors to own company stock equal in value to six times their annual base retainer.

The payment of annual retainers, including any additional annual retainer for service as Lead Independent Director or the chair of a committee of the board of directors, and the annual grant of restricted stock is made each year on the date on which we hold our annual meeting of stockholders, unless the board of directors determines such payment and grant should occur on another date. The number of shares of common stock to be received in the grant of restricted stock, as well as the number of shares of common stock to be received by any non-employee director electing to receive common stock in lieu of any or all of his or her payment of annual retainer, including any additional annual retainer, will be based on the closing price per share of common stock on the date such grant and payments are made.

We reimburse all directors for reasonable and customary travel and other disbursements relating to meetings of the board of directors and committees thereof, and non-employee directors are provided accident insurance with respect to company-related business travel.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2012 with respect to shares of our common stock that may be issued under equity compensation plans.

Plan Category	Number of Shares of Common Stock to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Shares of Common Stock Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Shares of Common Stock Reflected in Column (a))
	(a)		(b)		(c)
Equity compensation plans approved by stockholders (1)	609,924	(2)	$80.01	(3)	934,521	(4)
Equity compensation plans not approved by stockholders - Equity Incentive Plan	N/A		N/A		N/A
Total	609,924	(2)	$80.01	(3)	934,521	(4)
____________

(1)
Our Equity Incentive Plan initially became effective on July 6, 2006. Thereafter, the Equity Incentive Plan was amended and restated by our board of directors effective as of February 6, 2008, again effective as of June 2, 2009 and again effective as of March 1, 2010; the amendments in connection therewith were not material and did not affect the number of shares available for issuance under the Equity Incentive Plan. Subsequently, the Equity Incentive Plan was amended and restated by our board of directors and approved by our stockholders effective June 8, 2010; in this instance, the amendments increased the number of shares available for issuance under the Equity Incentive Plan by 500,000 shares. The Equity Incentive Plan was again amended and restated by our board of directors effective February 8, 2012 and again effective as of April 10, 2013; the amendments in connection therewith were not material and did not affect the number of shares available for issuance under the Equity Incentive Plan. The Equity Incentive Plan is our only equity compensation plan. A copy of the Equity Incentive Plan is attached as Exhibit 10.7 to our Quarterly Report on Form 10-Q for the quarter ended March 31, 2013.

(2)
Reflects options to purchase 20,791 shares of common stock, restricted stock units covering 5,183 shares of common stock and performance shares covering 583,950 shares of common stock, in each case outstanding as of December 31, 2012, and does not include unvested restricted shares outstanding on December 31, 2012.

(3)
Reflects the exercise price per share of common stock purchasable upon exercise of options outstanding as of December 31, 2012. The exercise price is the same for all such options. No exercise price is payable in connection with the issuance of shares covered by the restricted stock units or performance shares outstanding as of December 31, 2012.

(4)
Subject to certain adjustments that may be required from time to time to prevent dilution or enlargement of the rights of participants, a maximum of 2,722,222 shares of common stock may be issued under the Equity Incentive Plan, taking into account all shares issued under the Equity Incentive Plan. As of December 31, 2012, 1,177,777 shares of common stock had been issued thereunder. Of such 1,177,777 shares, 158,684 were shares of restricted stock that remained subject to forfeiture as of such date. In the event of forfeiture, such shares again become available for issuance.

PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP

The following table presents information regarding the number of shares of the company's common stock beneficially owned as of April 12, 2013 by:

•	each named executive officer;

•	each of our current directors;

•	all our current directors and executive officers as a group; and

•	each person or entity known to us to beneficially own 5% or more of our common stock as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934.

Unless otherwise indicated by footnote, the beneficial owner exercises sole voting and investment power over the shares noted below. The percentage of beneficial ownership for our directors and executive officers, both individually and as a group, is calculated based on 19,002,504 shares of our common stock outstanding as of April 12, 2013.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Directors and Named Executive Officers
Jack A. Hockema	175,431	(1)(2)(3)	*
Daniel J. Rinkenberger	56,861	(1)(2)	*
John M. Donnan	30,845	(1)(2)	*
Peter Bunin	39,321	(1)(2)	*
Keith A. Harvey	25,936	(1)(2)	*
Carolyn Bartholomew	8,933	(2)	*
David Foster	6,507	(2)	*
Teresa A. Hopp	9,360	(2)	*
Lauralee E. Martin	6,717	(2)	*
William F. Murdy	14,975	(2)	*
Alfred E. Osborne, Jr., PhD	18,772	(2)(4)	*
Jack Quinn	7,592	(2)	*
Thomas M. Van Leeuwen	13,791	(2)	*
Brett E. Wilcox	16,960	(2)	*
All current directors and executive officers as a group (18 persons)	527,508	(1)(2)(4)	2.8%
5% Stockholders
Piper Jaffray Companies	2,126,383	(5)	11.2%
Dimensional Fund Advsisors LP	1,622,092	(6)	8.5%
BlackRock, Inc,	1,485,442	(7)	7.8%
Vanguard Group, Inc.	1,039,707	(8)	5.5%
Heartland Advisors, Inc.	982,129	(9)	5.2%
_____________
*    Less than one percent.

(1)
Includes shares of our common stock that as of April 12, 2013 were issuable upon exercise of options within 60 days after April 12, 2012, as follows: Hockema (8,037 shares); Rinkenberger (803 shares); Donnan (2,083 shares); Bunin (1,961 shares); Harvey (1,202) and all current directors and executive officers as a group (17,063 shares).

(2)
Includes shares of restricted stock that remained subject to forfeiture as of April 12, 2013, as follows: Hockema (25,974 shares); Rinkenberger (17,703 shares); Donnan (15,671 shares); Bunin (15,766 shares); Harvey (13,868 shares)Bartholomew (1,572 shares); Foster (1,572 shares); Hopp (1,572 shares); Martin (1,572 shares); Murdy (1,572 shares); Osborne (1,572 shares); Quinn (1,572 shares); Van Leeuwen (1,572 shares); Wilcox (1,572 shares); and all current directors and executive officers as a group (131,229 shares).

(3)	Includes 141,420 shares of our common stock held by the Hockema Family Trust.

(4)
Includes 3,500 shares of our common stock held by a Keough plan of which Dr. Osborne is the beneficiary, 200 shares of our common stock held by Dr. Osborne's son and 500 shares held by the Rahnasto/Osborne Revocable Trust U/A DTD 11/07/1999 of which Dr. Osborne is a co-beneficiary and a co-trustee.

(5)
Shares beneficially owned by Piper Jaffray Companies are as reported on Amendment No. 1 to Schedule 13G filed by the Piper Jaffray Companies on February 14, 2013. Such Schedule 13G reports that Piper Jaffray Companies has sole voting power and sole dispositive power with respect to all 2,126,383 shares. However, such Schedule 13G notes that such shares are beneficially owned by Advisory Research, Inc., a wholly owned subsidiary of Piper Jaffray Companies, that Piper Jaffray Companies may be deemed to beneficially own such shares as a result of its control of Advisory Research, Inc. and that Piper Jaffray Companies disclaims beneficial ownership of such shares. The principal address of Piper Jaffray Companies is 800 Nicollet Mall Suite 800, Minneapolis, Minnesota 55402, and the principal address of Advisory Research, Inc. is 180 N. Stetson, Chicago, Illinois 60601.

(6)
Shares beneficially owned by Dimensional Fund Advisors, LP are as reported on Amendment No. 2 to Schedule 13G filed     by the Dimensional Fund Advisors LP on February 11, 2013. Dimensional Fund Advisors, LP has sole voting power with respect to 1,595,985 shares and sole dispositive power with respect to 1,622,092 shares. The principal address of Dimensional Fund Advisors, LP is Palisades West, Building One, 6300 Bee Caves Road, Austin, Texas, 78746.

(7)
Shares beneficially owned by BlackRock, Inc. are as reported on Amendment No. 2 to Schedule 13G filed by BlackRock, Inc. on February 8, 2013. BlackRock, Inc. has sole voting power and sole dispositive power with respect to all 1,485,442 shares. The principal address of BlackRock, Inc. is 40 East 52nd Street, New York, New York 10022.

(8)
Shares beneficially owned by Vanguard Group, Inc. are as reported on Schedule 13G filed by Vanguard Group, Inc. on February 13, 2013. Vanguard Group, Inc. has sole voting power with respect to 28,642 shares and sole dispositive power with respect to 1,011,865 shares. The principal address of Vanguard Group, Inc. is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(9)
Shares beneficially owned by Heartland Advisors Inc. are as reported on Amendment No. 1 to Schedule 13G filed by Heartland Advisors, Inc. on February 7, 2013. Heartland Advisors, Inc. has shared voting and dispositive power with respect to all 982,129 shares. The principal address of Heartland Advisors, Inc. is 789 North Water Street, Milwaukee, Wisconsin 53202.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Director Designation Agreement

For a description of the Director Designation Agreement with the USW, see “Corporate Governance -Director Designation Agreement” above.

Stock Transfer Restriction Agreement

On July 6, 2006, in connection with our emergence from chapter 11 bankruptcy, we entered into a Stock Transfer Restriction Agreement with the trustee of the VEBA trust that provides benefits for certain eligible retirees represented by unions and their spouses and eligible dependents (which we refer to as the Union VEBA Trust), which, at that time, was our largest stockholder. The Stock Transfer Restriction Agreement provides, in general, that, until the earliest of (1) July 6, 2016, (2) the repeal, amendment or modification of Section 382 of the Internal Revenue Code of 1986 in such a way as to render us no longer subject to the restrictions imposed by Section 382, (3) the beginning of a taxable year in which none of the income tax benefits in existence on July 6, 2006 are currently available or will be available, (4) the determination by our board of directors that the restrictions will no longer apply, (5) a determination by the board of directors or the Internal Revenue Service that we are ineligible to use Section 382(l)(5) of the Internal Revenue Code of 1986 permitting full use of the income tax benefits existing on July 6, 2006, and (6) an election by us for Section 382(l)(5) of the Internal Revenue Code of 1986 not to apply, except as described below the trustee of the Union VEBA Trust will be prohibited from transferring or otherwise disposing of more than 15% of the total number of shares of common stock deemed to be issued pursuant to our chapter 11 plan of reorganization to the Union VEBA Trust in any 12-month period without the prior written approval of our board of directors in accordance with our certificate of incorporation. The number of shares of our common stock that generally may be sold by the Union VEBA Trust under the Stock Transfer Restriction Agreement without approval of our board of directors during any 12-month period is 1,321,485. Pursuant to the Stock Transfer Restriction Agreement, the trustee of the Union VEBA Trust also expressly acknowledged and agreed to comply with the restrictions on the transfer of our securities contained in our certificate of incorporation. In accordance with the stock transfer restriction agreement and our certificate of incorporation, in January 2012, our board of directors granted its written approval permitting the Union VEBA Trust to sell all of the 1,321,485 shares that the Union VEBA Trust would be entitled to sell during the 12-month period beginning March 24, 2012 at any time during such 12-month period and in June 2012, our board of directors granted its written approval permitting the Union VEBA Trust to sell all the shares then held by the Union VEBA Trust.

Registration Rights Agreement

On July 6, 2006, we entered into the Registration Rights Agreement with the trustee of the Union VEBA Trust and certain parties. The Registration Rights Agreement provides the Union VEBA Trust with certain rights to require that we register the resale of the shares of common stock issued to the Union VEBA Trust pursuant to our plan of reorganization unless such securities (1) are disposed of pursuant to an effective registration statement under the Securities Act of 1933, or the Securities Act, (2) are distributed to the public pursuant to Rule 144 under the Securities Act, (3) may be freely sold publicly without either registration under the Securities Act or compliance with any restrictions under Rule 144 under the Securities Act, (4) have been transferred to any person, or (5) have ceased to be outstanding (prior to the occurrence of any such event, such securities (together with any shares of common stock issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, such securities are referred to below as registrable securities).

Pursuant to Section 3.1 of the Registration Rights Agreement, the Union VEBA Trust may (and, if so directed by its independent fiduciary, will) demand that we prepare and file with the SEC a “shelf” registration statement covering the resale of all registrable securities held by the Union VEBA Trust on a continuous basis under and in accordance with Rule 415 under the Securities Act. The Registration Rights Agreement provides that, following receipt of such a request, we will prepare and file the shelf registration covering all registrable securities held by the Union VEBA Trust and will use commercially reasonable efforts to cause the shelf registration to be declared effective under the Securities Act as soon as practicable after such filing.

On April 2, 2010, in response to a demand by the Union VEBA Trust, we filed a registration statement on Form S-3 for the resale of up to 4,392,265 shares of our common stock then owned by the Union VEBA Trust. The registration statement became effective on July 9, 2010. While all shares of our common stock owned by the Union VEBA Trust are registered under the registration statement, pursuant to the Stock Transfer Restriction Agreement referred to above, the Union VEBA Trust generally may not sell more than 1,321,485 shares of our common stock in any 12-month period without the prior approval of our board of directors. As noted above, in accordance with the stock transfer restriction agreement and our certificate of incorporation, in January 2012, our board of directors granted its written approval permitting the Union VEBA Trust to sell all of the 1,321,485 shares that the Union VEBA Trust would be entitled to sell during the 12-month period beginning March 24, 2012 at any time during such 12-month period and in June 2012, our board of directors granted its written approval permitting the Union VEBA Trust to sell all of the shares then held by the Union VEBA Trust.

Subject to provisions for reimbursement in limited circumstances, we bore all of our out-of-pocket expenses and legal fees of the Union VEBA Trust up to $50,000 in connection with the registration under the Registration Rights Agreement. All underwriting fees, discounts, selling commissions and stock transfer taxes applicable to the sale of registrable securities were borne by the Union VEBA Trust.

The Registration Rights Agreement also provides that we will file all required SEC reports, and cooperate with the Union VEBA Trust, to the extent required to permit the Union VEBA Trust to sell, subject to the terms of the Stock Transfer Restriction Agreement, its registrable securities without registration under Rule 144.

In addition, the Registration Rights Agreement provides that, if we register equity securities for our own account or the account of any other person (other than a registration statement in connection with a merger or reorganization or relating to an employee benefit plan or in connection with an offering made solely to the then-existing stockholders or employees of our company), the Union VEBA Trust will be offered the opportunity to include its registrable securities in such registration. Customary priority provisions will apply in the context of an underwritten offering.

Union VEBA Annual Variable Cash Contribution

We make annual variable cash contributions to the Union VEBA Trust pursuant to agreements reached during our chapter 11 bankruptcy. Under these agreements, the aggregate amount to be contributed to the Union VEBA Trust is 8.5% of the first $20 million of annual cash flow (as defined; but generally, earnings before interest, taxes and depreciation and amortization less cash payments for, among other things, interest, income taxes and capital expenditures), plus 17.1% of annual cash flow, as defined, in excess of $20 million. The aggregate annual payment to the Union VEBA Trust may not exceed $17.1 million and is also limited (with no carryover to future years) to the extent that the payment would cause our liquidity to be less than $50 million. The amount of the variable cash contribution is determined on an annual basis and payable within 120 days following the end of fiscal year, or within 15 days following the date on which we file our Annual Report on Form 10-K with the SEC (or, if no such report is required to be filed, within 15 days of the delivery of the independent auditor's opinion of our annual financial statements), whichever is earlier. In March 2013, we made a cash contribution of $17.1 million to the Union VEBA Trust in respect of 2012. No cash contribution was due to the Union VEBA Trust in respect of 2011. In addition, we are obligated to pay one-half of the administrative expenses of the Union VEBA Trust, up to $250,000, in each calendar year. In March 2012, we paid $250,000 for administrative expenses of the Union VEBA Trust in 2011. We have also accrued $250,000 for administrative expenses of the Union VEBA Trust in 2012. Our obligation to make an annual variable cash contribution to the Union VEBA Trust is currently set to expire on September 30, 2017. The Union VEBA Trust is managed by four trustees (two appointed by us and two appointed by the USW), and its assets are managed by an independent fiduciary.

Review, Approval of or Ratification of Transactions with Related Persons

Our corporate governance guidelines require that our board of directors conduct an appropriate review of all related-party transactions. The charter for the audit committee of our board of directors requires that any related-party transaction required to be disclosed under Item 404 of SEC Regulation S-K must be approved by the audit committee. Neither the board of directors nor the audit committee has adopted specific policies or procedures for review or approval of related-party transactions.

The Director Designation Agreement, the Stock Transfer Restriction Agreement, the Registration Rights Agreement and the Union VEBA Trust annual variable contribution were authorized in connection with our plan of reorganization and, accordingly, our corporate governance guidelines and audit committee charter, which were also adopted upon emergence, were not applicable. Since our emergence, all amendments to these agreements and obligations have been reviewed with our board of directors and audit committee and ratified by the audit committee. Similarly, the January written approval of our board of directors permitting the Union VEBA Trust to sell 1,321,485 shares of our common stock at any time during the 12-month period beginning March 24, 2012 and the June 2012 written approval of our board of directors permitting the Union VEBA trust to sell all the remaining shares of our common stock held by the Union VEBA Trust effective June 2012 were reviewed with our board of directors and audit committee before such actions were taken and such action were ratified by the audit committee.

AUDIT COMMITTEE REPORT

The audit committee charter requires the audit committee to undertake a variety of activities designed to assist our board of directors in fulfilling its oversight role regarding our independent registered public accounting firm's independence, our financial reporting process, our systems of internal controls and our compliance with applicable laws, rules and regulations. These requirements are briefly summarized under “Corporate Governance - Board Committees - Audit Committee” above. The audit committee charter also makes it clear that the independent registered public accounting firm is ultimately accountable to the board of directors and the audit committee, not management.

Our internal accountants prepare our consolidated financial statements and our independent registered public accounting firm is responsible for auditing those financial statements. The audit committee oversees the financial reporting processes implemented by management but does not conduct any auditing or accounting reviews. The members of the audit committee are not company employees. Instead, the audit committee relies, without independent verification, on management's representation that the financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America and on the representations of our independent registered public accounting firm included in its report on our financial statements. The audit committee's oversight does not provide them with an independent basis for determining whether management has maintained appropriate accounting and financial reporting principles or policies or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee's discussions with management and its accountants do not ensure that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America or that the audit of the financial statements has been carried out in accordance with auditing standards of the Public Company Accounting Oversight Board or that our independent registered public accounting firm is in fact “independent.”

We have engaged Deloitte & Touche LLP as our independent registered public accounting firm to audit and report to our stockholders on our financial statements for 2013 and the effectiveness of our internal controls over financial reporting. The audit committee has discussed with management and Deloitte & Touche LLP significant accounting policies applied by us in our financial statements as well as alternative treatments and significant judgments, including (1) the valuation of our commitments and contingencies, (2) estimates in respect of defined benefit plans, including the two defined benefit postretirement medical plans maintained by the Union VEBA Trust and another VEBA trust that provides benefits for certain other eligible retirees and their surviving spouses and eligible dependents, (3) estimates in regard to environmental commitments and contingencies, (4) estimates in respect to conditional asset retirement obligations, (5) long lived assets, (6) our tax attributes, (7) tax contingencies, and (8) inventory valuation. For a more detailed discussion of these accounting items, see Item 7. “Management's Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2012. During the year ended December 31, 2012, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make a reference to the subject matter of the disagreement in connection with its reports.

The audit committee has reviewed and discussed the company's audited financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2012 with our management. The audit committee has also discussed with our independent registered public accounting firm the matters required to be discussed pursuant to applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence.

The audit committee has also received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, and has discussed with Deloitte & Touche LLP its independence.

The audit committee discussed with our internal accountants and Deloitte & Touche LLP the overall scope and plans for their respective audits. The audit committee meets with management, our internal auditors and our independent auditors periodically in separate private sessions to discuss any matter that the committee, management, the independent auditors or such other persons believe should be discussed privately.

Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the SEC.

The audit committee considered whether, and concluded that, the provision by Deloitte & Touche LLP of the services for which we paid the amounts set forth under “Tax Fees” and “All Other Fees” below is compatible with maintaining the independence of Deloitte & Touche LLP.

This report is submitted by the members of the audit committee of the board of directors:

Audit Committee
Teresa A. Hopp (Chair)
Carolyn Bartholomew
David Foster
Lauralee E. Martin
Alfred E. Osborne, Jr., Ph.D.
Thomas M. Van Leeuwen
Brett E. Wilcox

This Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing made by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this Audit Committee Report by reference therein.

INDEPENDENT PUBLIC ACCOUNTANTS

The following table presents fees for professional audit services rendered by Deloitte & Touche LLP for the audit of our annual financial statements for each of 2011 and 2012, and fees billed for other services rendered by Deloitte & Touche LLP.

	2011	2012
Audit Fees(1)	$1,592,822	$1,562,121
Audit-Related Fees (2)	$47,787	$44,024
Tax Fees (3)	$7,121	$8,240
All Other Fees (4)	$7,200	$216,700
____________

(1)
Audit fees consist principally of fees for the audit of our annual financial statements and review of our financial statements included in our Quarterly Reports on Form 10-Q for those years, and for audit services provided in connection with compliance with the requirements of the Sarbanes-Oxley Act of 2002.

(2)	Audit-related fees consist principally of fees for statutory audits.

(3)	Tax fees consist principally of fees for tax advisory services.

(4)
All other fees for 2011 consist of a subscription fee to the Deloitte & Touche LLP Research Tool Library and fees relating to the review of agreed-upon procedures relating to certain environmental matters. All other fees for 2012 consist of a subscription fee to the Deloitte & Touche LLP Research Tool Library and fees relating to our senior notes offering in May 2012.

The audit committee charter requires that the audit committee pre-approve all audit and non-audit engagements, fees, terms and services in a manner consistent with Sarbanes-Oxley Act of 2002 and all rules and applicable listing standards promulgated by the SEC and the NASDAQ Stock Market LLC. The audit committee may delegate the authority to grant any pre-approvals of non-audit engagements to one or more members of the audit committee, provided that such member (or members) reports any pre-approvals to the audit committee at its next scheduled meeting. The audit committee has delegated pre-approval authority to its chair. All of the audit-related fees, tax fees and other fees for 2012 were pre-approved by the audit committee.

Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors and persons who own more than 10% of a registered class of our equity securities to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by regulation of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms or written representations from certain reporting persons received by us with respect to 2012, we believe that our officers and directors and persons who own more than 10% of a registered class of our equity securities have complied with all applicable filing requirements, except for the following: Mr. Quinn's Form 4 in connection with a stock sale was filed one business day late.

OTHER MATTERS

We do not know of any other matters to be presented or acted upon at the Annual Meeting. If any other matter is presented at the Annual Meeting on which a vote may properly be taken, the shares represented by proxies will be voted in accordance with the judgment of the proxy holders.

FORM 10-K

Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (excluding exhibits) filed with the SEC are available, without charge, upon written request to Kaiser Aluminum Corporation, 27422 Portola Parkway, Suite 200, Foothill Ranch, California 92610-2831, Attention: Investor Relations Department. Exhibits to the Annual Report on Form 10-K will be furnished upon payment of a fee of $0.25 per page to cover our expenses in furnishing the exhibits.

STOCKHOLDER PROPOSALS

To be considered for inclusion in our proxy statement for our 2014 annual meeting of stockholders, proposals of stockholders must be in writing and received by us no later than January 6, 2014. To be presented at the 2014 annual meeting of stockholders without inclusion in our proxy statement for such meeting, proposals of stockholders must be in writing and received by us no later than March 7, 2014 and no earlier than February 5, 2014, in accordance with procedures set forth in our bylaws. Such proposals should be mailed to Kaiser Aluminum Corporation, 27422 Portola Parkway, Suite 200, Foothill Ranch, California 92610-2831 and directed to the corporate secretary.

By Order of the Board of Directors

John M. Donnan
Executive Vice President - Legal,
Compliance and Human Resources
Foothill Ranch, California
April 29, 2013

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.
Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the stockholder meeting date.

INTERNET
KAISER ALUMINUM	www.investorvote.com/kalu
Use the Internet to vote your shares. Have your
CORPORATION	proxy card in hand when you access the web site.

OR

TELEPHONE
1-800-652-8683
Use any touch-tone telephone to vote your shares.
Have your proxy card in hand when you call.

If you vote your shares by Internet or by telephone, you do
NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and

return it in the enclosed postage-paid envelop.

Your Internet or telephone vote authorizes the named
proxies to vote your shares in the same manner as if you
marked, signed and returned your proxy card.

▼ FOLD AND DETACH HERE ▼

YOUR SHARES WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR ALL" THE NOMINEES LITED IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3.
☒

The Board of Directors recommends you vote "FOR ALL" the nominees listed in the following proposal.				The Board of Directors recommends you vote "FOR" the following proposal:		FOR	AGAINST	ABSTAIN
	FOR ALL	WITHHOLD FOR ALL	EXCEPTIONS*	2.	ADVISORY VOTE TO APPROVE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS AS	☐	☐	☐
1. Election of Directors					DISCLOSED IN THE PROXY STATEMENT
	☐	☐	☐
Nominees:				The Board of Directors recommends you to vote "FOR" the following proposal:		FOR	AGAINST	ABSTAIN
01 Alfred E. Osborne				3.	RATIFICATION OF THE SELECTION OF DELOITTE &	☐	☐	☐
02 Jack Quinn					TOUCHE LLP AS THE COMPANY'S INDEPENDENT
03 Thomas M. Van Leeuwen					REGISTERED PUBLIC ACCOUNTING FIRM FOR 2013

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box above and write that nominee's name(s) in the space provided below.)
You may revoke this proxy prior to the time this proxy is voted by (i) voting again over the Internet or by telephone no later than 11:59 p.m. Eastern Time, on Monday, June 3, 2013, (ii) submitting a properly signed proxy card with a later date, (iii) delivery, no later than 5:00 p.m., Eastern Time, on Monday, June 3, 2013, written notice of revocation to the Secretary of Kaiser Aluminum Corporation c/o Computershare, P.O. Box 43126, Providence, Rhode Island 02940-5138 or (iv) attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting along will not revoke your proxy. To change your vote, you must also vote in person at the Annual Meeting.

*Exceptions:

					Will Attend Meeting		☐	YES

NOTE: Please sign as same appears hereon. Joint owners each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
Signature	Signature	Signature

You can now access your Kaiser Aluminum Corporation account online.
Access your Kaiser Aluminum Corporation account online via Investor ServiceDirect® (ISD).
Computershare Shareowner Services, the transfer agent for Kaiser Aluminum Corporation, now makes it easy and convenient to get current information on your shareholder account.

View account status	View payment history for dividends
View certificate history	Make address changes
View book-entry information	Obtain a duplicate 1099 tax form

Visit us on the web at www.computershare.com/investor

Investor ServiceDirect®
Available 24 hours per day, 7 days per week
TOLL FREE NUMBER: 1-800-504-8983

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders. The Proxy Statement and the 2013 Annual Report to Stockholders are available at:
www.envisionreports.com/kalu

▼ FOLD AND DETACH HERE ▼

PROXY
KAISER ALUMINUM CORPORATION
27422 Portola Parkway, Suite 200
Foothill Ranch, California 92610
This proxy is solicited by the Board of Directors of Kaiser Aluminum Corporation
for the annual meeting of stockholders to be held on June 4, 2013.
The undersigned hereby appoints Jack A. Hockema, Daniel J. Rinkenberger and John M. Donnan, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Kaiser Aluminum Corporation common stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the annual meeting of stockholders to be held 9:00 a.m. Pacific Time on Tuesday, June 4, 2013, at the corporate office of Kaiser Aluminum Corporation, located at 27422 Portola Parkway, Suite 200, Foothill Ranch, California 92610, or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR ALL” THE NOMINEES LISTED IN PROPOSAL 1 ON THE REVERSE SIDE, “FOR” PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THE DISCRETION OF THE PERSON VOTING THE PROXY WITH RESPECT TO ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.

Address Change/Comments (Mark the corresponding box on the reverse side)

Proxy Services
c/o Computershare
P.O. BOX 43126
Providence, RI 02940-5138